                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-8532
                                   ---------------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               4500 MAIN STREET, KANSAS CITY, MISSOURI     64111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:          11-30
                          ------------------------------------------------------

Date of reporting period:         05-31-2008
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

SEMIANNUAL REPORT
MAY 31, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

STRATEGIC ALLOCATION: CONSERVATIVE FUND
STRATEGIC ALLOCATION: MODERATE FUND
STRATEGIC ALLOCATION: AGGRESSIVE FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Strategic Allocation funds for the six months ended May 31, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .       2
      Market Returns. . . . . . . . . . . . . . . . . . . . . . . . . . .       2

STRATEGIC ALLOCATION: CONSERVATIVE

STRATEGIC ALLOCATION: MODERATE

STRATEGIC ALLOCATION: AGGRESSIVE

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information . . . . . . . . . . . . . . . . . . . . . . .     115
     Index Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .     116

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

ECONOMIC AND SUBPRIME TURMOIL WEIGHED ON STOCKS

The broad U.S. equity indexes declined for the six months ended May 31, 2008.
Stocks slid early in the period as continuing fallout from the subprime lending meltdown and a liquidity crunch in the credit markets threatened to tip the U.S. economy into recession. The Federal Reserve (the Fed) responded by cutting short-term interest rates aggressively and injecting liquidity into the financial system to provide relief to the credit markets.

These events triggered exceptionally high levels of financial market volatility, leading to the worst quarterly performance for the major stock indexes in nearly six years in the first quarter of 2008. However, the stock market staged an uneven but solid recovery during the last two months of the period as credit and economic fears eased somewhat.

Mid-cap stocks generated the best returns, while large-cap shares experienced the biggest declines. Growth-oriented issues outpaced value among large- and mid-cap stocks, but value shares outperformed in the small-cap segment of the market.

FOREIGN STOCKS ALSO FELL

Overseas stock markets also tumbled as the subprime fallout and credit crunch spread beyond the U.S., weakening global economic growth. Foreign stocks underperformed the domestic market despite continued weakness in the U.S.
dollar. Emerging markets held up the better than developed markets, where
Japan was among the top performers and European bourses lagged.

BONDS ADVANCED

The U.S. bond market enjoyed modestly positive returns for the six-month period. Bonds continued to attract investor demand amid tightening credit conditions and recession fears. The Fed's interest rate cuts -- lowering the federal funds rate from 4.5% to 2.0%, its lowest level since December 2004 --
also boosted the bond market. However, improving economic data and inflation fears sparked by record-high energy prices caused bonds to fall back late in the period.

High-quality mortgage-backed securities posted the best returns, followed by
Treasury and government agency bonds. The upheaval in the credit markets weighed on corporate bonds, which posted the weakest returns during the period.

Market Returns
For the six months ended May 31, 2008*
U.S. STOCKS
Russell 1000 Index (large-cap)                  -3.78%
Russell Midcap Index                             0.14%
Russell 2000 Index (small-cap)                  -1.87%
U.S. BONDS
Citigroup Broad Investment Grade Index           1.49%
Citigroup High-Yield Index                       2.39%
FOREIGN STOCKS
MSCI EAFE Index                                 -5.21%
MSCI EM Index                                   -1.52%

*Total returns for periods less than one year are not annualized.

------

PERFORMANCE
Strategic Allocation: Conservative

Total Returns as of May 31, 2008
                                                  Average Annual Returns
                          6                     5       10        Since     Inception
                          months(1)    1 year   years   years   Inception      Date

INVESTOR CLASS              -0.53%     2.07%    7.07%   5.73%     6.72%      2/15/96

S&P 500 INDEX(2)            -4.47%     -6.70%   9.77%   4.21%    8.39%(3)       --

CITIGROUP US BROAD
INVESTMENT-GRADE BOND
INDEX                       1.49%      7.26%    3.96%   5.84%    6.19%(3)       --

90-DAY U.S. TREASURY
BILL INDEX(2)               1.03%      3.13%    2.96%   3.37%    3.70%(3)       --

Institutional Class         -0.43%     2.27%    7.28%     --      5.48%       8/1/00

A Class(4)
 No sales charge*           -0.65%     1.82%    6.85%   5.47%     6.54%
 With sales charge*         -6.29%     -4.02%   5.60%   4.85%     6.00%      10/2/96

B Class
 No sales charge*           -1.05%     1.04%      --      --      5.81%
 With sales charge*         -6.05%     -2.96%     --      --      5.10%      9/30/04

C Class
 No sales charge*           -1.05%     1.04%      --      --      5.79%
 With sales charge*         -1.96%     1.04%      --      --      5.79%      9/30/04

R Class                     -0.79%     1.55%      --      --      6.00%      3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(4) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Conservative

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1998

One-Year Returns Over 10 Years
Periods ended May 31
                 1999     2000      2001       2002     2003     2004    2005     2006     2007      2008

Investor Class   5.74%    8.88%     6.32%     0.13%     1.25%    8.57%   7.01%   5.25%    12.79%    2.07%

S&P 500 Index   21.03%   10.48%    -10.55%   -13.85%   -8.06%   18.33%   8.24%   8.64%    22.79%    -6.70%

Citigroup US
Broad
Investment-Grade
Bond Index       4.33%    2.01%    13.21%     8.06%    11.54%   -0.39%   7.03%   -0.46%    6.70%    7.26%

90-Day U.S.
Treasury Bill
Index            4.59%    5.29%     5.44%     2.30%     1.39%    0.94%   2.05%   3.84%     4.88%    3.13%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Conservative

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Conservative returned -0.53%* for the six months ended
May 31, 2008. The fund's performance reflected a broad decline in domestic and foreign stocks, which was offset in large part by positive returns for bonds and cash- equivalent investments.

Strategic Allocation: Conservative's neutral asset mix is 45% stocks, 45%
bonds, and 10% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

We made no changes to the portfolio's broad tactical allocation during the six-month period, maintaining a modest overweight position in bonds and a corresponding underweight position in stocks. This represented a cautious, defensive posture for the portfolio -- a position that added value in an environment of greater uncertainty and heightened market volatility.

BONDS CONTRIBUTED POSITIVELY

The portfolio benefited from our modest overweight in bonds, which gained ground and outperformed stocks during the six-month period.

An overweight position in Treasury bonds and an underweight position in corporate bonds proved beneficial as Treasury securities outperformed corporate bonds by a notable margin. The portfolio also held modest positions in municipal bonds and Treasury inflation-protected securities (TIPS), both of which contributed favorably to performance.

The portfolio's fixed-income holdings were positioned to benefit from a steeper yield curve -- that is, when the gap between short- and long-term interest rates widens. This strategy paid off as the yield curve grew steeper throughout the six-month period.

More recently, we began to pare back our overweight position in Treasury bonds while adding selectively to our holdings of corporate and mortgage-backed securities.

Asset Allocation as of May 31, 2008
                                                        % of net assets
U.S. Bonds                                                   44.4%
U.S. Stocks                                                  34.4%
Money Market Securities                                      14.2%
Foreign Stocks & Rights(1)                                   11.3%
Foreign Bonds                                                2.2%
Other(2)                                                    (6.5)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

Fund's U.S. Bonds as of May 31, 2008
                                                          % of fund's
                                                          U.S. bonds
U.S. Government Agency
Mortgage-Backed Securities                                   33.5%
Collateralized Mortgage Obligations                          19.9%
U.S. Treasury Securities                                     19.6%
Corporate Bonds                                              19.3%
Municipal Securities                                         6.1%
Asset-Backed Securities                                      0.9%
U.S. Government Agency Securities                            0.7%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Strategic Allocation: Conservative

MIXED RESULTS FROM U.S. STOCK POSITIONING

The portfolio's U.S. equity holdings declined overall during the six-month period, mirroring the broad decline in the domestic stock market. As a result, our decision to remain slightly underweight in stocks was a positive factor, helping mitigate the negative impact.

Our domestic equity positioning did not change during the period as we maintained an emphasis on large-cap and growth-oriented stocks. Our overweight position in large-cap stocks hindered performance as large-cap shares lagged their mid- and small-cap counterparts.

Our tilt toward growth stocks was favorable overall as growth generally outperformed value; the exception was in the small-cap area, where growth shares underperformed. Stock selection among the portfolio's small-cap growth holdings detracted further from results.

FOREIGN STOCKS IN NEUTRAL

We maintained a neutral position in foreign stocks throughout the six-month period. While the U.S. dollar continued to decline, enhancing overseas stock performance for U.S. investors, weakening global economic growth offset the positive currency effects.

Stock selection added value in the foreign equity portion of the portfolio. In particular, an increased position in Canadian stocks, many of which benefited from the strong rise in natural resources prices, boosted results. European stocks comprised two-thirds of the portfolio's foreign holdings, with the rest split between Asia and Canada.

OUTLOOK

The economic storms and market turbulence that investors have weathered since last autumn show few signs of abating in the near future. Economic growth remains soft, energy prices are at record highs, and many financial institutions continue to struggle with unexpectedly large write-offs and the need for new capital. As a result, central banks like the Federal Reserve are caught between conflicting needs -- lowering rates for economic stimulus and liquidity, and raising rates to stave off an outbreak of inflation.

Given this environment, we expect to remain cautious and conservative with respect to our asset allocation. We intend to maintain our broad underweight position in stocks, as well as a slight tilt towards growth within our stock holdings, which should help if the current economic uncertainties are resolved sooner than we anticipate. In addition, we continue to hold an overweight position in high-quality domestic bonds.

Fund's Top Five U.S. Stocks as of May 31, 2008
                                     TltrparTaf0% of
                                         fund's              % of
                                       U.S. stocks        net assets
Exxon Mobil Corp.                         3.9%               1.3%
General Electric Co.                      2.8%               1.0%
AT&T Inc.                                 2.4%               0.8%
Johnson & Johnson                         2.1%               0.7%
Chevron Corp.                             1.6%               0.6%

Fund's Top Five Foreign Stocks as of May 31, 2008
                                       % of fund's           % of
                                     foreign stocks       net assets
Royal Dutch Shell plc ADR                 3.0%               0.3%
Total SA ORD                              2.4%               0.3%
Syngenta AG ORD                           2.2%               0.3%
Novo Nordisk AS B Shares ORD              2.0%               0.2%
Nestle SA ORD                             1.9%               0.2%

Geographic Composition of Fund's Foreign Stocks as of May 31, 2008
                                                          % of fund's
                                                        foreign stocks
Europe                                                       64.0%
Asia/Pacific                                                 22.4%
Americas (excluding U.S.)                                    13.6%

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SCHEDULE OF INVESTMENTS
Strategic Allocation: Conservative

MAY 31, 2008 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks & Rights -- 45.7%

AEROSPACE & DEFENSE -- 0.8%
          945  Alliant Techsystems Inc.(1)                               $ 102,588
       10,359  BE Aerospace, Inc.(1)                                       362,047
       11,193  Boeing Co.                                                  926,445
        9,680  Finmeccanica SpA ORD                                        293,355
          415  Goodrich Corporation                                         26,896
       15,600  Honeywell International Inc.                                930,072
        4,896  Lockheed Martin Corp.                                       535,818
       12,970  Northrop Grumman Corp.                                      978,717
        2,700  Precision Castparts Corp.                                   326,160
       12,313  Raytheon Co.                                                786,308
        3,300  United Technologies Corp.                                   234,432
                                                                     -------------
                                                                         5,502,838
                                                                     -------------
AIR FREIGHT & LOGISTICS -- 0.1%
          740  C.H. Robinson Worldwide Inc.                                 47,730
        1,453  FedEx Corp.                                                 133,255
        9,208  United Parcel Service, Inc. Cl B                            653,952
                                                                     -------------
                                                                           834,937
                                                                     -------------
AIRLINES -- 0.1%
       30,451  Southwest Airlines Co.                                      397,690
                                                                     -------------
AUTO COMPONENTS -- 0.2%
       16,900  ArvinMeritor, Inc.(2)                                       252,993
        6,030  Autoliv, Inc.                                               329,660
       15,600  BorgWarner, Inc.                                            806,676
        3,288  Lear Corp.(1)                                                84,666
        2,114  TRW Automotive Holdings Corp.(1)                             52,744
                                                                     -------------
                                                                         1,526,739
                                                                     -------------
AUTOMOBILES -- 0.1%
        6,360  Ford Motor Co.(1)                                            43,248
        5,100  Honda Motor Co., Ltd. ORD                                   170,725
        4,210  Thor Industries Inc.(2)                                     113,502
       12,900  Toyota Motor Corp. ORD                                      656,928
                                                                     -------------
                                                                           984,403
                                                                     -------------
BEVERAGES -- 0.9%
       29,450  Anheuser-Busch Companies, Inc.                            1,692,197
        2,600  Central European Distribution Corp.(1)(2)                   185,536
       35,959  Coca-Cola Co. (The)                                       2,059,012
       18,176  Coca-Cola Enterprises Inc.                                  366,065
        6,480  Coca-Cola Hellenic Bottling Co. SA ORD                      294,565
       12,600  Pepsi Bottling Group Inc.                                   408,492
       17,041  PepsiCo, Inc.                                             1,163,900
                                                                     -------------
                                                                         6,169,767
                                                                     -------------

Shares/Principal Amount                                                      Value

BIOTECHNOLOGY -- 0.7%
        7,700  Alexion Pharmaceuticals Inc.(1)                           $ 549,395
       37,389  Amgen Inc.(1)                                             1,646,238
       13,100  BioMarin Pharmaceutical Inc.(1)                             500,027
        4,638  Cephalon, Inc.(1)                                           314,039
       31,850  CSL Ltd. ORD                                              1,212,361
        2,400  Genentech, Inc.(1)                                          170,088
        5,947  Gilead Sciences, Inc.(1)                                    328,988
                                                                     -------------
                                                                         4,721,136
                                                                     -------------
BUILDING PRODUCTS -- 0.1%
          880  Armstrong World Industries, Inc.                             28,582
        6,100  Daikin Industries Ltd. ORD                                  314,690
        6,060  Masco Corp.                                                 112,352
                                                                     -------------
                                                                           455,624
                                                                     -------------
CAPITAL MARKETS -- 1.4%
        6,240  AllianceBernstein Holding L.P.                              401,294
        2,420  Ameriprise Financial Inc.                                   114,369
        8,800  Bank of New York Mellon Corp. (The)                         391,864
        1,900  BlackRock, Inc.                                             427,481
        4,300  FCStone Group, Inc.(1)                                      168,259
        4,568  Federated Investors Inc. Cl B                               168,376
        1,483  Goldman Sachs Group, Inc. (The)                             261,616
       21,640  ICAP plc ORD                                                264,032
       23,000  Invesco Ltd.                                                640,090
        9,770  Julius Baer Holding AG ORD                                  799,330
       10,402  Knight Capital Group, Inc. Cl A(1)                          185,260
        4,660  Legg Mason, Inc.                                            250,755
       66,755  Man Group plc ORD                                           821,096
       19,670  Merrill Lynch & Co., Inc.                                   863,906
        4,951  MF Global Ltd.(1)                                            72,037
       31,318  Morgan Stanley                                            1,385,195
       11,288  Northern Trust Corp.                                        857,888
        6,226  Raymond James Financial, Inc.                               185,224
        9,519  State Street Corp.                                          685,558
        2,766  UBS AG ORD(1)                                                66,590
        2,766  UBS AG Rights(1)                                              3,688
       10,400  Waddell & Reed Financial, Inc. Cl A                         367,744
                                                                     -------------
                                                                         9,381,652
                                                                     -------------
CHEMICALS -- 1.7%
        2,690  BASF SE ORD                                                 403,292
        1,136  Celanese Corp., Series A                                     55,323
          995  CF Industries Holdings, Inc.                                136,216

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

       21,607  du Pont (E.I.) de Nemours & Co.                         $ 1,035,191
        7,310  International Flavors & Fragrances Inc.                     306,728
        2,801  Intrepid Potash, Inc.(1)                                    137,697
        4,550  Johnson Matthey plc ORD                                     181,596
        2,264  K+S AG ORD                                                1,061,351
       20,500  Kuraray Co. Ltd. ORD                                        258,753
        5,540  Linde AG ORD(2)                                             832,468
        3,680  Minerals Technologies Inc.                                  256,165
       16,793  Monsanto Co.                                              2,139,428
        4,358  Mosaic Co. (The)(1)                                         546,145
        2,490  Potash Corp. of Saskatchewan ORD                            494,591
       10,300  PPG Industries, Inc.                                        649,209
        5,460  SGL Carbon AG ORD(1)                                        406,019
          101  Sigma-Aldrich Corp.                                           5,935
        5,483  Syngenta AG ORD                                           1,669,722
        3,794  Terra Industries Inc.                                       165,532
        4,750  Yara International ASA ORD                                  360,392
                                                                     -------------
                                                                        11,101,753
                                                                     -------------
COMMERCIAL BANKS -- 1.7%
       12,850  Associated Banc-Corp                                        350,934
       19,380  Banco Santander SA ORD                                      403,701
       59,000  Bank of Yokohama Ltd. (The) ORD                             430,261
        7,610  BB&T Corporation                                            239,487
        8,500  Fifth Third Bancorp                                         158,950
       16,000  Hang Seng Bank Ltd. ORD                                     324,160
       17,198  HSBC Holdings plc(2)                                        290,250
       26,061  HSBC Holdings plc ORD                                       440,052
        4,780  KBC Groupe ORD                                              589,769
       34,380  Marshall & Ilsley Corp.                                     798,991
       16,307  National Bank of Greece SA ORD                              925,960
       37,700  National City Corp.(2)                                      220,168
       67,000  Oversea-Chinese Banking Corp. ORD                           426,639
        7,500  PNC Financial Services Group, Inc.                          481,875
        7,744  Royal Bank of Canada                                        396,570
          585  Societe Generale - new shares ORD(1)                         59,884
        2,341  Societe Generale ORD(2)                                     243,279
       14,420  Standard Chartered plc ORD                                  535,817
        6,360  SunTrust Banks, Inc.                                        332,056
        8,900  Synovus Financial Corp.(2)                                  102,261
       26,580  U.S. Bancorp                                                882,190
       28,100  Wachovia Corp.                                              668,780
       70,123  Wells Fargo & Co.                                         1,933,290

Shares/Principal Amount                                                      Value

        5,940  Zions Bancorporation(2)                                   $ 255,955
                                                                     -------------
                                                                        11,491,279
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
       12,790  Aggreko plc ORD                                             153,139
          456  Allied Waste Industries Inc.(1)                               6,142
       17,320  Avery Dennison Corp.                                        893,366
       23,325  Capita Group plc ORD                                        312,542
        5,500  FTI Consulting, Inc.(1)                                     330,330
        7,840  Pitney Bowes, Inc.                                          284,670
       17,271  R.R. Donnelley & Sons Co.                                   567,007
        9,380  Republic Services, Inc.                                     308,883
          410  SGS SA ORD                                                  615,826
       29,040  Waste Management, Inc.                                    1,101,487
          326  Watson Wyatt Worldwide, Inc. Cl A                            19,094
                                                                     -------------
                                                                         4,592,486
                                                                     -------------
COMMUNICATIONS EQUIPMENT -- 0.6%
       15,100  ADC Telecommunications, Inc.(1)                             237,674
        4,000  Ciena Corp.(1)                                              122,240
       29,685  Cisco Systems Inc.(1)                                       793,183
       27,972  Corning Inc.                                                764,754
        1,899  Juniper Networks, Inc.(1)                                    52,260
       12,400  Motorola, Inc.                                              115,692
       22,900  QUALCOMM Inc.                                             1,111,567
        4,780  Research In Motion Ltd.(1)                                  663,799
                                                                     -------------
                                                                         3,861,169
                                                                     -------------
COMPUTERS & PERIPHERALS -- 0.9%
       12,063  Apple Inc.(1)                                             2,276,890
       23,500  Dell Inc.(1)                                                541,910
        7,800  Diebold, Inc.                                               307,788
       45,455  Hewlett-Packard Co.                                       2,139,112
        1,002  Lexmark International, Inc. Cl A(1)                          36,934
          654  SanDisk Corp.(1)                                             18,515
       16,192  Seagate Technology                                          346,833
        5,389  Sun Microsystems, Inc.(1)                                    69,788
        8,262  Western Digital Corp.(1)                                    310,073
                                                                     -------------
                                                                         6,047,843
                                                                     -------------
CONSTRUCTION & ENGINEERING -- 0.5%
       32,600  AMEC plc ORD                                                538,843
      279,107  Boart Longyear Group ORD                                    552,562
        3,458  Chicago Bridge & Iron Company New York Shares               158,031
          612  EMCOR Group Inc.(1)                                          17,962
        1,314  Fluor Corp.                                                 245,127
        9,724  Foster Wheeler Ltd.(1)                                      740,677
       22,583  Quanta Services, Inc.(1)                                    723,559

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

        3,400  Shaw Group Inc. (The)(1)                                  $ 207,400
                                                                     -------------
                                                                         3,184,161
                                                                     -------------
CONSTRUCTION MATERIALS(3)
          960  Lafarge SA ORD                                              173,616
                                                                     -------------
CONSUMER FINANCE -- 0.2%
        4,029  American Express Co.                                        186,744
       12,044  Capital One Financial Corp.                                 579,557
       48,689  Discover Financial Services                                 835,017
                                                                     -------------
                                                                         1,601,318
                                                                     -------------
CONTAINERS & PACKAGING -- 0.5%
       49,660  Bemis Co., Inc.                                           1,320,956
       26,535  Owens-Illinois Inc.(1)                                    1,518,332
        4,327  Rock-Tenn Co. Cl A                                          154,431
                                                                     -------------
                                                                         2,993,719
                                                                     -------------
DISTRIBUTORS -- 0.1%
        7,540  Genuine Parts Co.                                           331,835
      126,000  Li & Fung Ltd. ORD                                          476,322
                                                                     -------------
                                                                           808,157
                                                                     -------------
DIVERSIFIED(3)
        1,300  iShares Russell 1000 Growth Index Fund                       77,155
                                                                     -------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
        3,800  DeVry Inc.                                                  216,790
       22,400  H&R Block, Inc.                                             522,816
        2,400  ITT Educational Services Inc.(1)                            174,312
                                                                     -------------
                                                                           913,918
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
      102,705  Bank of America Corp.                                     3,492,997
       93,512  Citigroup Inc.                                            2,046,978
        4,330  Deutsche Boerse AG ORD(2)                                   621,278
        1,500  IntercontinentalExchange Inc.(1)                            207,300
       81,816  JPMorgan Chase & Co.                                      3,518,088
        6,960  McGraw-Hill Companies, Inc. (The)                           288,770
                                                                     -------------
                                                                        10,175,411
                                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
      139,181  AT&T Inc.                                                 5,553,322
          346  CenturyTel Inc.                                              12,252
        5,718  Embarq Corp.                                                270,576
          169  FairPoint Communications, Inc.                                1,521
       28,600  Koninklijke KPN N.V. ORD                                    520,568
       21,030  Telefonica SA ORD                                           603,617
       24,050  Telenor ASA ORD                                             522,191
       65,203  Verizon Communications Inc.                               2,508,359
        1,288  Windstream Corp.                                             17,182
                                                                     -------------
                                                                        10,009,588
                                                                     -------------

Shares/Principal Amount                                                      Value

ELECTRIC UTILITIES -- 0.9%
        6,041  Duke Energy Corp.                                         $ 111,638
        3,070  E.On AG ORD                                                 653,166
        1,504  Edison International                                         80,058
        7,220  Entergy Corp.                                               871,959
       13,513  Exelon Corp.                                              1,189,143
        5,499  FPL Group, Inc.                                             371,292
       10,360  IDACORP, Inc.(2)                                            317,638
       18,400  PPL Corp.                                                   944,104
       16,360  Scottish and Southern Energy plc ORD                        476,991
        1,860  Southern Co.                                                 67,332
       23,780  Westar Energy Inc.                                          570,720
                                                                     -------------
                                                                         5,654,041
                                                                     -------------
ELECTRICAL EQUIPMENT -- 1.0%
       29,140  ABB Ltd. ORD(1)                                             946,365
        3,600  ALSTOM Co. ORD                                              907,452
        1,645  American Superconductor Corp.(1)                             58,036
       11,000  Cooper Industries, Ltd. Cl A                                512,930
       20,157  Emerson Electric Co.                                      1,172,735
        2,200  First Solar Inc.(1)                                         588,588
       10,180  Gamesa Corporacion Tecnologica SA ORD                       526,898
        9,160  Hubbell Inc. Cl B                                           428,413
        4,110  Q-Cells AG ORD(1)                                           499,685
        7,370  Vestas Wind Systems AS ORD(1)                             1,014,389
                                                                     -------------
                                                                         6,655,491
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
       14,696  Celestica Inc.(1)                                           130,500
       33,100  Flextronics International Ltd.(1)                           354,501
       20,820  Molex Inc.                                                  579,629
       28,669  Tyco Electronics Ltd.                                     1,150,201
                                                                     -------------
                                                                         2,214,831
                                                                     -------------
ENERGY EQUIPMENT & SERVICES -- 1.1%
       13,995  Aker Solutions ASA ORD                                      395,099
        9,000  Dresser-Rand Group Inc.(1)                                  362,880
        4,123  FMC Technologies Inc.(1)                                    296,238
        5,957  Halliburton Co.                                             289,391
       13,400  Helmerich & Payne, Inc.                                     839,510
       13,081  National Oilwell Varco, Inc.(1)                           1,089,909
          771  Noble Corp.                                                  48,681
       13,200  Patterson-UTI Energy Inc.                                   415,536
       24,208  Saipem SpA ORD(2)                                         1,111,734
        5,348  Schlumberger Ltd.                                           540,843
        2,500  Seadrill Ltd.                                                81,606
        3,956  Transocean Inc.(1)                                          594,152

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

       19,800  Weatherford International Ltd.(1)                         $ 903,474
        7,700  WorleyParsons Ltd. ORD                                      274,688
                                                                     -------------
                                                                         7,243,741
                                                                     -------------
FOOD & STAPLES RETAILING -- 1.0%
        6,220  Carrefour SA ORD                                            436,118
        9,200  Costco Wholesale Corp.                                      656,144
       20,300  Kroger Co. (The)                                            561,092
        5,871  Safeway Inc.                                                187,109
        5,323  Shoppers Drug Mart Corp. ORD                                298,714
        8,818  SYSCO Corp.                                                 272,123
      123,256  Tesco plc ORD                                             1,010,955
       13,100  Walgreen Co.                                                471,862
       44,124  Wal-Mart Stores, Inc.                                     2,547,720
                                                                     -------------
                                                                         6,441,837
                                                                     -------------
FOOD PRODUCTS -- 1.1%
       22,020  Cadbury plc ORD                                             293,965
       14,860  Campbell Soup Co.                                           497,513
       28,840  ConAgra Foods, Inc.                                         680,047
        3,567  Flowers Foods Inc.                                          100,340
        7,321  General Mills, Inc.                                         462,687
        3,320  Groupe Danone ORD                                           290,630
        7,400  H.J. Heinz Co.                                              369,334
        8,150  Hershey Co. (The)                                           319,399
        5,040  Kellogg Co.                                                 261,122
       59,180  Kraft Foods Inc. Cl A                                     1,922,166
        2,850  Nestle SA ORD                                             1,400,945
       13,860  Unilever N.V. CVA                                           452,910
       12,500  Unilever N.V. New York Shares                               409,500
                                                                     -------------
                                                                         7,460,558
                                                                     -------------
GAS UTILITIES -- 0.1%
        2,846  ONEOK, Inc.                                                 142,471
          570  Piedmont Natural Gas Co., Inc.                               15,407
        5,720  Southwest Gas Corp.                                         178,350
       10,240  WGL Holdings Inc.                                           357,273
                                                                     -------------
                                                                           693,501
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
       20,297  Baxter International Inc.                                 1,240,147
       12,130  Beckman Coulter, Inc.                                       841,701
       17,920  Becton, Dickinson & Co.                                   1,513,343
        4,100  C.R. Bard, Inc.                                             373,920
        6,900  DENTSPLY International Inc.                                 279,726
        2,000  Gen-Probe Inc.(1)                                           113,880
        1,600  Idexx Laboratories, Inc.(1)                                  80,800
          900  Intuitive Surgical Inc.(1)                                  264,231
       20,100  Medtronic, Inc.                                           1,018,467
                                                                     -------------
                                                                         5,726,215
                                                                     -------------

Shares/Principal Amount                                                      Value

HEALTH CARE PROVIDERS & SERVICES -- 0.5%
        1,326  Cardinal Health, Inc.                                       $74,972
        2,400  Community Health Systems Inc.(1)                             86,472
       14,733  Express Scripts, Inc.(1)                                  1,062,398
       10,427  Fresenius Medical Care AG & Co. KGaA ORD(2)                 581,046
        3,300  Laboratory Corp. of America Holdings(1)                     243,507
        4,990  LifePoint Hospitals Inc.(1)                                 159,630
       13,800  Medco Health Solutions Inc.(1)                              668,610
        1,580  Owens & Minor Inc.                                           75,018
        4,900  Quest Diagnostics Inc.                                      247,009
        3,920  Universal Health Services, Inc. Cl B                        254,800
        3,100  VCA Antech Inc.(1)                                           97,247
                                                                     -------------
                                                                         3,550,709
                                                                     -------------
HEALTH CARE TECHNOLOGY(3)
        3,753  IMS Health Inc.                                              90,973
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 0.7%
        1,585  Choice Hotels International Inc.                             54,920
       94,400  Compass Group plc ORD                                       701,168
       17,000  Darden Restaurants, Inc.                                    582,250
       11,210  International Speedway Corp. Cl A                           497,500
       20,588  McDonald's Corp.                                          1,221,280
        3,200  Panera Bread Co. Cl A(1)(2)                                 166,208
       21,280  Speedway Motorsports Inc.                                   542,427
        6,400  Starbucks Corporation(1)                                    116,416
      101,490  TUI Travel plc ORD                                          490,994
        2,373  WMS Industries Inc.(1)                                       87,896
        8,515  Yum! Brands, Inc.                                           338,046
                                                                     -------------
                                                                         4,799,105
                                                                     -------------
HOUSEHOLD DURABLES -- 0.3%
        5,400  KB Home(2)                                                  110,754
        2,400  Mohawk Industries Inc.(1)                                   180,192
       23,100  Newell Rubbermaid Inc.                                      463,848
          313  NVR, Inc.(1)                                                176,961
       10,400  Sony Corp. ORD                                              520,739
        3,113  Tupperware Brands Corp.                                     119,228
        2,220  Whirlpool Corp.                                             163,570
                                                                     -------------
                                                                         1,735,292
                                                                     -------------
HOUSEHOLD PRODUCTS -- 0.8%
       10,760  Clorox Co.                                                  614,719
        2,020  Colgate-Palmolive Co.                                       150,207
       29,300  Kimberly-Clark Corp.                                      1,869,340
       22,203  Procter & Gamble Co. (The)                                1,466,508
       16,726  Reckitt Benckiser Group plc ORD                             985,262

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

        5,400  Uni-Charm Corp. ORD                                       $ 381,508
                                                                     -------------
                                                                         5,467,544
                                                                     -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
       73,670  International Power plc ORD                                 648,606
       12,200  NRG Energy Inc.(1)                                          507,398
       26,679  Reliant Energy, Inc.(1)                                     681,916
                                                                     -------------
                                                                         1,837,920
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 1.3%
        4,570  3M Co.                                                      354,449
      206,755  General Electric Co.                                      6,351,514
       30,000  Keppel Corp. Ltd. ORD                                       267,049
        9,775  McDermott International, Inc.(1)                            606,343
        4,850  Siemens AG ORD                                              550,192
       16,771  Tyco International Ltd.                                     757,881
                                                                     -------------
                                                                         8,887,428
                                                                     -------------
INSURANCE -- 1.7%
        5,850  Ace, Ltd.                                                   351,410
        8,040  Admiral Group plc ORD                                       138,865
       10,100  Aflac Inc.                                                  678,013
       29,360  Allstate Corp.                                            1,495,598
       60,190  American International Group, Inc.                        2,166,839
        6,477  Arch Capital Group Ltd.(1)                                  455,722
        4,584  Aspen Insurance Holdings Ltd.                               117,167
           87  Assurant, Inc.                                                5,919
       11,829  AXA SA ORD                                                  417,918
        5,236  Axis Capital Holdings Ltd.                                  183,522
       10,880  Chubb Corp.                                                 584,909
        4,720  Genworth Financial Inc. Cl A                                104,312
       16,640  Hartford Financial Services Group Inc. (The)              1,182,605
       12,400  Loews Corp.                                                 614,668
       27,990  Marsh & McLennan Companies, Inc.                            762,168
        5,666  MetLife, Inc.                                               340,130
        1,409  Platinum Underwriters Holdings, Ltd.                         49,977
          112  Sony Financial Holdings Inc. ORD(2)                         457,771
        8,400  Torchmark Corp.                                             532,644
        3,342  Travelers Companies, Inc. (The)                             166,465
       12,414  Unum Group                                                  298,929
                                                                     -------------
                                                                        11,105,551
                                                                     -------------
INTERNET & CATALOG RETAIL -- 0.1%
        1,810  Amazon.com, Inc.(1)                                         147,732
        3,400  priceline.com Inc.(1)                                       457,402
                                                                     -------------
                                                                           605,134
                                                                     -------------

Shares/Principal Amount                                                      Value

INTERNET SOFTWARE & SERVICES -- 0.2%
        6,223  eBay Inc.(1)                                              $ 186,752
        1,549  Google Inc. Cl A(1)                                         907,404
        4,500  VeriSign, Inc.(1)                                           180,180
                                                                     -------------
                                                                         1,274,336
                                                                     -------------
IT SERVICES -- 1.0%
       19,471  Accenture Ltd. Cl A                                         794,806
        1,378  Computer Sciences Corp.(1)                                   67,729
        6,800  Fiserv, Inc.(1)                                             356,048
        6,400  Global Payments Inc.                                        302,208
        2,468  Hewitt Associates Inc. Cl A(1)                               96,647
       20,956  International Business Machines Corp.                     2,712,334
        3,100  MasterCard Inc. Cl A                                        956,815
        3,554  Metavante Technologies Inc.(1)                               90,485
        5,985  Visa Inc. Cl A(1)                                           516,865
       29,989  Western Union Co. (The)                                     708,940
                                                                     -------------
                                                                         6,602,877
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS(3)
          284  Hasbro, Inc.                                                 10,292
        1,823  Polaris Industries Inc.(2)                                   86,994
        8,470  RC2 Corp.(1)                                                163,555
                                                                     -------------
                                                                           260,841
                                                                     -------------
LIFE SCIENCES TOOLS & SERVICES -- 0.3%
        1,100  Illumina, Inc.(1)                                            86,328
        9,380  Invitrogen Corp.(1)                                         431,105
        6,600  PAREXEL International Corp.(1)                              162,294
        4,500  QIAGEN N.V.(1)                                               89,595
       24,238  Thermo Fisher Scientific Inc.(1)                          1,430,527
                                                                     -------------
                                                                         2,199,849
                                                                     -------------
MACHINERY -- 1.4%
        5,815  AGCO Corp.(1)                                               351,400
        7,400  Bucyrus International, Inc.                                 523,772
       17,579  Caterpillar Inc.                                          1,452,728
        4,237  Deere & Co.                                                 344,638
       11,111  Dover Corp.                                                 600,883
        7,000  Eaton Corp.                                                 676,760
        4,700  Fanuc Ltd. ORD                                              510,337
       11,915  Flowserve Corp.                                           1,650,465
       13,220  GEA Group AG ORD                                            514,776
       13,100  Ingersoll-Rand Company Ltd. Cl A                            576,924
       19,000  Japan Steel Works Ltd. (The) ORD                            394,595
        8,592  Parker-Hannifin Corp.                                       727,485
       52,000  Sumitomo Heavy Industries Ltd. ORD                          417,184
        3,170  Valmont Industries, Inc.                                    364,043

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

        3,980  Wartsila Corp. B Shares ORD                               $ 281,288
                                                                     -------------
                                                                         9,387,278
                                                                     -------------
MARINE -- 0.1%
       36,000  Mitsui O.S.K. Lines, Ltd. ORD                               543,158
                                                                     -------------
MEDIA -- 0.8%
        8,400  CBS Corp. Cl B                                              181,272
       16,726  Comcast Corp. Cl A                                          376,335
        2,765  DIRECTV Group, Inc. (The)(1)                                 77,697
       10,976  DISH Network Corp. Cl A(1)                                  385,367
       21,000  Gannett Co., Inc.                                           605,010
        1,274  Omnicom Group Inc.                                           62,439
       43,663  Reed Elsevier plc ORD                                       550,034
       20,028  SES SA Fiduciary Depositary Receipt                         529,679
       55,100  Time Warner Inc.                                            874,988
       32,480  Viacom Inc. Cl B(1)                                       1,163,433
        7,365  Walt Disney Co. (The)                                       247,464
                                                                     -------------
                                                                         5,053,718
                                                                     -------------
METALS & MINING -- 1.0%
        2,400  Agnico-Eagle Mines Ltd.                                     169,656
       27,290  BHP Billiton Ltd. ORD                                     1,135,357
        4,000  Cleveland-Cliffs Inc.                                       426,800
       10,383  Freeport-McMoRan Copper & Gold, Inc.                      1,201,417
        8,890  Newcrest Mining Limited ORD                                 270,716
        3,320  Newmont Mining Corporation                                  157,800
       31,100  Norsk Hydro ASA ORD(2)                                      493,873
        7,400  Nucor Corp.                                                 553,520
        8,370  Rio Tinto Ltd. ORD(2)                                     1,104,699
          201  Southern Copper Corp.                                        22,156
      112,000  Sumitomo Metal Industries Ltd. ORD                          534,244
        7,000  Timminco Ltd. ORD(1)(2)                                     214,908
                                                                     -------------
                                                                         6,285,146
                                                                     -------------
MULTI-UTILITIES -- 0.2%
        1,377  Public Service Enterprise Group Inc.                         60,946
       17,780  Puget Energy, Inc.                                          497,662
          490  Sempra Energy                                                28,327
       11,180  Wisconsin Energy Corp.                                      537,087
        9,810  Xcel Energy Inc.                                            209,051
                                                                     -------------
                                                                         1,333,073
                                                                     -------------
MULTILINE RETAIL -- 0.3%
       22,709  Big Lots, Inc.(1)                                           705,342
        6,417  Dollar Tree, Inc.(1)                                        236,787
       18,100  Family Dollar Stores, Inc.                                  387,340
       10,600  Kohl's Corp.(1)                                             474,880
        2,300  Target Corp.                                                122,728
                                                                     -------------
                                                                         1,927,077
                                                                     -------------

Shares/Principal Amount                                                      Value

OFFICE ELECTRONICS -- 0.2%
       12,300  Canon, Inc. ORD                                           $ 663,698
       49,125  Xerox Corp.(1)                                              667,118
                                                                     -------------
                                                                         1,330,816
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 5.0%
        6,600  Alpha Natural Resources, Inc.(1)                            539,088
        6,856  Apache Corp.                                                919,115
       43,520  BG Group plc ORD                                          1,091,293
       19,030  BP plc ADR                                                1,379,865
       37,268  Chevron Corp.                                             3,695,122
       37,780  ConocoPhillips                                            3,517,318
        5,200  CONSOL Energy Inc.                                          507,312
        8,600  Devon Energy Corp.                                          997,084
        3,760  EnCana Corp.                                                339,791
       21,040  ENI SpA ORD                                                 856,922
        1,000  EOG Resources Inc.                                          128,630
        2,250  Equitable Resources Inc.                                    158,018
       99,994  Exxon Mobil Corp.                                         8,875,466
        3,000  Foundation Coal Holdings, Inc.                              200,190
        1,201  Hess Corp.                                                  147,495
        6,322  Occidental Petroleum Corp.                                  581,181
       19,007  PetroHawk Energy Corp.(1)                                   558,426
        7,700  Quicksilver Resources Inc.(1)                               280,511
       26,050  Royal Dutch Shell plc ADR                                 2,227,015
        7,500  Southwestern Energy Co.(1)                                  332,550
       19,480  StatoilHydro ASA ORD(2)                                     756,179
        5,388  Stone Energy Corp.(1)                                       364,121
        6,660  Suncor Energy Inc. ORD                                      454,592
        3,137  Sunoco, Inc.                                                139,502
       20,570  Total SA ORD                                              1,794,922
        3,700  Ultra Petroleum Corp.(1)                                    321,789
        5,141  Valero Energy Corp.                                         261,368
        5,339  W&T Offshore Inc.                                           297,703
        1,948  Williams Companies, Inc. (The)                               74,102
       10,700  XTO Energy Inc.                                             680,734
                                                                     -------------
                                                                        32,477,404
                                                                     -------------
PAPER & FOREST PRODUCTS -- 0.2%
        7,100  International Paper Company                                 193,262
       16,500  Weyerhaeuser Co.                                          1,028,445
                                                                     -------------
                                                                         1,221,707
                                                                     -------------
PERSONAL PRODUCTS -- 0.1%
          890  Herbalife Ltd.(2)                                            34,301
        4,970  Oriflame Cosmetics SA SDR                                   352,952
       16,000  Shiseido Co., Ltd. ORD                                      392,224
                                                                     -------------
                                                                           779,477
                                                                     -------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

PHARMACEUTICALS -- 2.6%
       16,360  Abbott Laboratories                                       $ 921,886
       11,468  Allergan, Inc.                                              660,786
          238  Barr Pharmaceuticals Inc.(1)                                 10,424
       20,430  Bristol-Myers Squibb Co.                                    465,600
       32,509  Eli Lilly & Co.                                           1,564,983
       19,112  GlaxoSmithKline plc ORD                                     421,517
       70,785  Johnson & Johnson                                         4,724,191
       22,198  Merck & Co., Inc.                                           864,834
        8,210  Novartis AG ORD                                             431,131
       23,200  Novo Nordisk AS B Shares ORD(2)                           1,509,510
      170,012  Pfizer Inc.                                               3,291,432
        3,442  Roche Holding AG ORD                                        593,255
        8,805  Schering-Plough Corp.                                       179,622
        1,716  Sepracor Inc.(1)                                             37,083
       20,800  Wyeth                                                       924,976
                                                                     -------------
                                                                        16,601,230
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS)(3)
        2,400  Digital Realty Trust Inc.                                   101,520
          696  Equity Residential                                           29,434
        1,124  Host Hotels & Resorts Inc.                                   19,322
          342  Public Storage Inc.                                          30,140
        4,000  Weingarten Realty Investors                                 138,000
                                                                     -------------
                                                                           318,416
                                                                     -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT(3)
       11,000  Sumitomo Realty & Development Co. Ltd. ORD                  281,650
                                                                     -------------
ROAD & RAIL -- 0.4%
        1,506  Burlington Northern Santa Fe Corp.                          170,253
        8,617  CSX Corp.                                                   595,090
           40  East Japan Railway Co. ORD                                  308,772
        8,280  Heartland Express, Inc.                                     127,512
        5,600  Kansas City Southern Industries, Inc.(1)                    279,776
        1,886  Norfolk Southern Corp.                                      127,079
        7,510  Union Pacific Corp.                                         618,148
        8,800  YRC Worldwide Inc.(1)(2)                                    153,648
                                                                     -------------
                                                                         2,380,278
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.3%
       32,200  Altera Corp.                                                745,108
       22,826  Amkor Technology Inc.(1)                                    243,325
       22,900  Applied Materials, Inc.                                     453,649
       13,630  ASML Holding N.V. ORD                                       407,757
        9,600  Broadcom Corp. Cl A(1)                                      275,424
       72,890  Intel Corp.                                               1,689,589

Shares/Principal Amount                                                      Value

        4,500  KLA-Tencor Corp.                                           $207,540
       23,900  Linear Technology Corp.                                     878,803
        6,391  LSI Corp.(1)                                                 46,463
       10,100  Marvell Technology Group Ltd.                               175,336
       12,400  MEMC Electronic Materials Inc.(1)                           851,384
       15,100  Microsemi Corp.(1)                                          413,740
       14,876  National Semiconductor Corp.                                313,140
        3,648  NVIDIA Corp.(1)                                              90,106
       32,500  PMC-Sierra, Inc.(1)                                         276,575
       27,200  Teradyne, Inc.(1)                                           373,728
       26,439  Texas Instruments Inc.                                      858,739
       22,100  Xilinx, Inc.                                                601,120
                                                                     -------------
                                                                         8,901,526
                                                                     -------------
SOFTWARE -- 1.2%
       24,654  Activision, Inc.(1)                                         832,073
       18,198  Adobe Systems Inc.(1)                                       801,804
          215  BMC Software Inc.(1)                                          8,622
          323  CA, Inc.                                                      8,572
       11,700  Konami Corp. ORD(2)                                         427,169
        4,900  McAfee Inc.(1)                                              177,625
       74,858  Microsoft Corp.                                           2,119,979
        2,000  Nintendo Co., Ltd. ORD                                    1,100,047
       50,930  Oracle Corp.(1)                                           1,163,241
        5,700  Salesforce.com Inc.(1)                                      412,167
       30,314  Symantec Corp.(1)                                           658,723
        3,224  Ubisoft Entertainment SA ORD(1)                             312,470
                                                                     -------------
                                                                         8,022,492
                                                                     -------------
SPECIALTY RETAIL -- 1.2%
        9,000  Advance Auto Parts, Inc.                                    362,700
        5,000  Aeropostale Inc.(1)                                         174,700
       13,200  AnnTaylor Stores Corporation(1)                             361,416
        5,868  AutoZone, Inc.(1)                                           742,654
       17,588  Best Buy Co., Inc.                                          821,184
        5,300  Children's Place Retail Stores, Inc. (The)(1)               182,426
       25,300  Esprit Holdings Ltd. ORD                                    295,681
        1,500  FAST RETAILING CO. LTD. ORD                                 129,730
        6,900  GameStop Corp. Cl A(1)                                      342,240
       40,459  Gap, Inc. (The)                                             738,377
        4,000  Guess?, Inc.                                                163,320
       16,600  Home Depot, Inc. (The)                                      454,176
       35,320  Lowe's Companies, Inc.                                      847,679
       16,181  RadioShack Corp.                                            237,052
        6,986  Ross Stores, Inc.                                           255,827
       22,800  Staples, Inc.                                               534,660

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

       18,853  TJX Companies, Inc. (The)                                 $ 604,427
       24,200  Urban Outfitters Inc.(1)                                    778,998
                                                                     -------------
                                                                         8,027,247
                                                                     -------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
        4,950  adidas AG ORD                                               348,996
       36,431  Burberry Group plc ORD                                      360,794
        5,300  Coach Inc.(1)                                               192,390
        1,300  Deckers Outdoor Corp.(1)                                    177,736
        5,100  Hanesbrands Inc.(1)                                         168,300
        5,600  Phillips-Van Heusen Corp.                                   254,408
        6,200  VF Corp.                                                    469,341
                                                                     -------------
                                                                         1,971,965
                                                                     -------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
       14,882  Countrywide Financial Corp.(2)                               78,279
        1,310  Fannie Mae                                                   35,396
       27,900  Freddie Mac                                                 709,219
       11,700  MGIC Investment Corp.(2)                                    140,634
       15,700  Washington Mutual, Inc.(2)                                  141,614
                                                                     -------------
                                                                         1,105,142
                                                                     -------------
TOBACCO -- 0.3%
       17,343  Altria Group Inc.                                           386,055
       14,117  British American Tobacco plc ORD                            527,914
       13,038  Philip Morris International Inc.(1)                         686,581
        3,407  Universal Corp.                                             169,021
                                                                     -------------
                                                                         1,769,571
                                                                     -------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
       68,000  Marubeni Corp. ORD                                          606,164
       17,300  Mitsubishi Corp. ORD                                        597,174
                                                                     -------------
                                                                         1,203,338
                                                                     -------------
TRANSPORTATION INFRASTRUCTURE -- 0.1%
       22,388  Cintra Concesiones de Infraestructuras de
               Transporte SA ORD(2)                                        344,459
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
       14,544  American Tower Corp. Cl A(1)                                664,952
        8,500  MetroPCS Communications, Inc.(1)                            180,540
       15,600  NII Holdings, Inc.(1)                                       783,120
       29,496  SBA Communications Corp. Cl A(1)                          1,097,840
       41,000  Sprint Nextel Corp.                                         383,760
      237,150  Vodafone Group plc ORD                                      762,126
                                                                     -------------
                                                                         3,872,338
                                                                     -------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $253,698,172)                                                    302,652,639
                                                                     -------------

Shares/Principal Amount                                                      Value

U.S. Government Agency Mortgage-Backed Securities(4) -- 13.2%

      $ 8,462  FHLMC, 6.50%, 12/1/12                                        $8,780
       67,252  FHLMC, 7.00%, 6/1/14                                         70,546
       85,923  FHLMC, 6.50%, 6/1/16                                         89,225
    2,228,234  FHLMC, 4.50%, 1/1/19(5)                                   2,185,278
    2,296,688  FHLMC, 5.00%, 1/1/21(5)                                   2,289,770
      917,960  FHLMC, 5.00%, 4/1/21(5)                                     915,195
       16,535  FHLMC, 8.00%, 7/1/30                                         17,893
       55,576  FHLMC, 6.50%, 5/1/31                                         57,899
      779,006  FHLMC, 5.50%, 12/1/33                                       776,767
      327,995  FHLMC, 6.50%, 7/1/47                                        334,850
   21,331,124  FNMA, 6.00%, settlement date 6/12/08(6)                  21,641,086
    7,918,000  FNMA, 6.50%, settlement date 6/12/08(6)                   8,164,201
           70  FNMA, 6.50%, 4/1/11                                              73
        4,324  FNMA, 6.50%, 5/1/11                                           4,492
        7,463  FNMA, 6.50%, 5/1/11                                           7,753
       16,706  FNMA, 6.50%, 5/1/11                                          17,356
        3,376  FNMA, 6.50%, 2/1/12                                           3,509
       11,971  FNMA, 6.50%, 4/1/12                                          12,440
       12,117  FNMA, 6.50%, 5/1/12                                          12,592
       55,417  FNMA, 6.00%, 4/1/14                                          57,128
       11,610  FNMA, 7.50%, 6/1/15                                          12,108
    1,244,646  FNMA, 4.50%, 5/1/19(5)                                    1,220,652
    1,269,464  FNMA, 4.50%, 5/1/19(5)                                    1,244,991
    1,929,719  FNMA, 5.00%, 9/1/20(5)                                    1,925,716
        1,976  FNMA, 7.00%, 6/1/26                                           2,104
       21,536  FNMA, 7.50%, 3/1/27                                          23,257
       33,248  FNMA, 6.50%, 6/1/29                                          34,628
       14,544  FNMA, 7.00%, 7/1/29                                          15,425
       77,148  FNMA, 7.00%, 7/1/29                                          81,859
       40,899  FNMA, 7.00%, 3/1/30                                          43,376
       48,969  FNMA, 7.50%, 8/1/30                                          52,737
       19,547  FNMA, 7.50%, 9/1/30                                          21,052
      166,909  FNMA, 6.50%, 9/1/31                                         173,784
       44,865  FNMA, 7.00%, 9/1/31                                          47,559
       64,435  FNMA, 6.50%, 1/1/32                                          67,048
      416,875  FNMA, 7.00%, 6/1/32                                         441,972
    1,610,104  FNMA, 5.50%, 6/1/33(5)                                    1,604,972
    6,382,597  FNMA, 5.50%, 7/1/33(5)                                    6,362,255
    2,795,549  FNMA, 5.50%, 8/1/33(5)                                    2,786,640
      712,198  FNMA, 5.50%, 9/1/33                                         709,928
    4,409,605  FNMA, 5.00%, 11/1/33(5)                                   4,278,419
    4,542,905  FNMA, 5.50%, 1/1/34(5)                                    4,528,427
    5,894,179  FNMA, 5.00%, 8/1/35(5)                                    5,707,774
    3,683,327  FNMA, 4.50%, 9/1/35(5)                                    3,441,111
    5,021,726  FNMA, 5.00%, 2/1/36(5)                                    4,862,914

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

   $1,295,791  FNMA, 5.50%, 4/1/36(5)                                  $ 1,289,232
      393,240  FNMA, 5.00%, 10/1/36                                        380,436
    4,143,331  FNMA, 6.50%, 8/1/37(5)                                    4,251,393
      159,592  FNMA, 6.50%, 6/1/47                                         162,859
      398,809  FNMA, 6.50%, 8/1/47                                         406,973
      555,961  FNMA, 6.50%, 8/1/47                                         567,341
       66,715  FNMA, 6.50%, 9/1/47                                          68,081
      470,618  FNMA, 6.50%, 9/1/47                                         480,251
      523,778  FNMA, 6.50%, 9/1/47                                         534,499
      637,767  FNMA, 6.50%, 9/1/47                                         650,821
      921,806  FNMA, 6.50%, 9/1/47                                         940,675
       10,409  GNMA, 7.00%, 1/15/24                                         11,167
        7,086  GNMA, 8.00%, 7/15/24                                          7,747
        9,432  GNMA, 8.00%, 9/15/24                                         10,311
        2,917  GNMA, 9.00%, 4/20/25                                          3,198
       33,520  GNMA, 7.00%, 9/15/25                                         35,978
       11,417  GNMA, 7.50%, 10/15/25                                        12,292
       20,244  GNMA, 7.50%, 2/15/26                                         21,793
        7,279  GNMA, 6.00%, 4/15/26                                          7,451
        5,667  GNMA, 7.50%, 5/15/26                                          6,101
       73,829  GNMA, 8.25%, 7/15/26                                         80,746
          868  GNMA, 9.00%, 8/20/26                                            952
       58,370  GNMA, 7.00%, 12/15/27                                        62,602
        2,583  GNMA, 6.50%, 2/15/28                                          2,685
       16,407  GNMA, 6.50%, 2/15/28                                         17,052
       13,163  GNMA, 6.50%, 3/15/28                                         13,680
        3,240  GNMA, 6.50%, 4/15/28                                          3,367
       20,769  GNMA, 6.00%, 5/15/28                                         21,264
       17,021  GNMA, 6.00%, 7/15/28                                         17,427
       51,743  GNMA, 6.00%, 10/15/28                                        52,977
       36,287  GNMA, 7.00%, 5/15/31                                         38,829
      504,035  GNMA, 5.50%, 11/15/32                                       505,831
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $87,069,768)                                                      87,023,552
                                                                     -------------

Corporate Bonds -- 10.3%

AEROSPACE & DEFENSE -- 0.4%
      334,000  Honeywell International Inc., 5.30%, 3/15/17                332,005
      270,000  Honeywell International Inc., 5.30%, 3/1/18                 266,845
      450,000  Lockheed Martin Corp., 6.15%, 9/1/36                        449,648
      625,000  United Technologies Corp., 4.375%, 5/1/10                   631,143
      541,000  United Technologies Corp., 6.05%, 6/1/36                    535,595
      260,000  United Technologies Corp., 6.125%, 7/15/38                  255,379
                                                                     -------------
                                                                         2,470,615
                                                                     -------------

Shares/Principal Amount                                                      Value

AUTOMOBILES -- 0.1%
    $ 320,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
               3/15/11                                                   $ 326,357
      420,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
               11/15/13                                                    435,809
                                                                     -------------
                                                                           762,166
                                                                     -------------
BEVERAGES -- 0.4%
      690,000  Coca-Cola Co. (The), 5.35%, 11/15/17                        695,321
      530,000  Diageo Capital plc, 5.75%, 10/23/17                         529,165
      501,000  Miller Brewing Co. (SABMiller plc), 4.25%,
               8/15/08 (Acquired 8/6/03, Cost $499,282)(7)                 502,112
      300,000  PepsiCo, Inc., 4.65%, 2/15/13                               303,936
      780,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
               Cost $779,446)(7)                                           795,994
                                                                     -------------
                                                                         2,826,528
                                                                     -------------
CAPITAL MARKETS -- 0.5%
      640,000  Credit Suisse, 5.00%, 5/15/13                               628,783
      740,000  Deutsche Bank AG (London), 4.875%, 5/20/13                  732,714
      724,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10                    709,788
      650,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18                  638,318
      250,000  Morgan Stanley, 6.00%, 4/28/15                              241,723
      370,000  Morgan Stanley, 6.625%, 4/1/18                              364,839
                                                                     -------------
                                                                         3,316,165
                                                                     -------------
CHEMICALS -- 0.1%
      400,000  Air Products and Chemicals, Inc., 4.15%, 2/1/13             390,300
      280,000  Rohm and Haas Co., 5.60%, 3/15/13                           280,148
                                                                     -------------
                                                                           670,448
                                                                     -------------
COMMERCIAL BANKS -- 0.7%
      370,000  Fifth Third Bancorp, 6.25%, 5/1/13                          366,915
      320,000  KeyCorp, 6.50%, 5/14/13                                     314,268
      530,000  PNC Bank N.A., 4.875%, 9/21/17                              472,664
      340,000  PNC Bank N.A., 6.00%, 12/7/17                               326,911
      390,000  PNC Funding Corp., 5.125%, 12/14/10                         389,886
      320,000  Regions Bank, 7.50%, 5/15/18                                317,274
      130,000  SunTrust Banks, Inc., 7.25%, 3/15/18                        133,839

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

    $ 444,000  Wachovia Bank N.A., 4.80%, 11/1/14                        $ 416,337
      694,000  Wachovia Bank N.A., 4.875%, 2/1/15                          652,448
      614,000  Wells Fargo & Co., 4.625%, 8/9/10                           617,639
      410,000  Wells Fargo & Co., 4.375%, 1/31/13                          399,776
                                                                     -------------
                                                                         4,407,957
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES(3)
      270,000  Pitney Bowes, Inc., 5.75%, 9/15/17                          267,584
                                                                     -------------
COMPUTERS & PERIPHERALS -- 0.1%
      670,000  Hewlett-Packard Co., 4.50%, 3/1/13                          663,060
                                                                     -------------
CONSUMER FINANCE -- 0.1%
      300,000  American Express Centurion Bank, 4.375%, 7/30/09            300,397
      600,000  American Express Centurion Bank, 5.55%, 10/17/12            594,635
                                                                     -------------
                                                                           895,032
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
      985,000  Bank of America Corp., 4.375%, 12/1/10                      988,173
      630,000  Bank of America Corp., 4.90%, 5/1/13                        622,032
      630,000  Bank of America Corp., 5.65%, 5/1/18                        611,674
      500,000  Bank of America N.A., 5.30%, 3/15/17                        477,180
      430,000  Bank of America N.A., 6.00%, 10/15/36                       406,782
      390,000  Citigroup Inc., 5.50%, 4/11/13                              388,638
      370,000  Citigroup Inc., 6.125%, 5/15/18                             363,620
      405,000  General Electric Capital Corp., 6.125%, 2/22/11             421,889
      250,000  General Electric Capital Corp., 4.80%, 5/1/13               248,734
      550,000  General Electric Capital Corp., 5.625%, 9/15/17             545,959
      260,000  John Deere Capital Corp., 4.50%, 4/3/13                     256,595
      634,000  John Deere Capital Corp., 5.50%, 4/13/17                    635,395
      530,000  Pricoa Global Funding I, 5.40%, 10/18/12
               (Acquired 10/11/07, Cost $528,945)(7)                       529,172
                                                                     -------------
                                                                         6,495,843
                                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
      615,000  AT&T Corp., 7.30%, 11/15/11                                 658,597
      430,000  AT&T Inc., 6.80%, 5/15/36                                   437,953

Shares/Principal Amount                                                      Value

    $ 120,000  AT&T Inc., 6.40%, 5/15/38                                 $ 116,985
       77,000  BellSouth Corp., 6.875%, 10/15/31                            77,456
      400,000  British Telecommunications plc, 5.95%, 1/15/18              391,986
      260,000  Embarq Corp., 7.08%, 6/1/16                                 253,112
      130,000  Qwest Corp., 7.875%, 9/1/11                                 132,925
      130,000  Qwest Corp., 7.50%, 10/1/14                                 130,000
      655,000  Telecom Italia Capital SA, 4.00%, 1/15/10                   645,711
      340,000  Telefonica Emisiones SAU, 7.05%, 6/20/36                    358,163
      362,000  Verizon Communications Inc., 5.55%, 2/15/16                 360,646
      270,000  Verizon Communications Inc., 5.50%, 2/15/18                 264,050
      250,000  Verizon Communications Inc., 6.10%, 4/15/18                 255,195
      257,000  Verizon Communications Inc., 6.25%, 4/1/37                  247,906
      410,000  Verizon Communications Inc., 6.40%, 2/15/38                 401,787
                                                                     -------------
                                                                         4,732,472
                                                                     -------------
ELECTRIC UTILITIES -- 0.4%
      591,000  Carolina Power & Light Co., 5.15%, 4/1/15                   589,982
      287,000  Carolina Power & Light Co., 5.25%, 12/15/15                 288,252
      477,000  Cleveland Electric Illuminating Co. (The), 5.70%,
               4/1/17                                                      453,807
      317,000  Florida Power Corp., 4.50%, 6/1/10                          321,083
      270,000  Florida Power Corp., 6.35%, 9/15/37                         277,147
      410,000  Southern California Edison Co., 5.625%, 2/1/36              383,939
      220,000  Toledo Edison Co. (The), 6.15%, 5/15/37                     193,657
                                                                     -------------
                                                                         2,507,867
                                                                     -------------
ELECTRICAL EQUIPMENT -- 0.1%
      400,000  Rockwell Automation, Inc., 6.25%, 12/1/37                   397,067
                                                                     -------------
FOOD & STAPLES RETAILING -- 0.5%
      420,000  CVS Caremark Corp., 5.75%, 6/1/17                           416,370
      540,000  SYSCO Corp., 4.20%, 2/12/13                                 527,282
      534,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10                       542,283
      260,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13                       258,313
      557,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27                       547,707
      420,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37                       430,818

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

    $ 260,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38                     $ 256,324
                                                                     -------------
                                                                         2,979,097
                                                                     -------------
FOOD PRODUCTS -- 0.5%
      825,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
               10/1/08 (Acquired 6/14/05-11/28/05, Cost
               $805,798)(7)                                                824,036
      410,000  Cargill Inc., 5.20%, 1/22/13 (Acquired 1/16/08,
               Cost $409,660)(7)                                           406,898
      740,000  General Mills, Inc., 5.65%, 9/10/12                         755,792
      270,000  Kellogg Co., 6.60%, 4/1/11                                  284,136
      400,000  Kellogg Co., 5.125%, 12/3/12                                404,316
      430,000  Kraft Foods Inc., 6.00%, 2/11/13                            436,344
                                                                     -------------
                                                                         3,111,522
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
      780,000  Baxter Finco BV, 4.75%, 10/15/10                            790,889
      595,000  Baxter International Inc., 5.90%, 9/1/16                    611,535
      260,000  Baxter International Inc., 5.375%, 6/1/18                   255,266
      270,000  Baxter International Inc., 6.25%, 12/1/37                   269,096
                                                                     -------------
                                                                         1,926,786
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
      680,000  Laboratory Corp. of America Holdings, 5.625%,
               12/15/15                                                    647,370
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
      670,000  McDonald's Corp., 5.35%, 3/1/18                             655,769
      270,000  McDonald's Corp., 6.30%, 10/15/37                           267,300
      275,000  Yum! Brands, Inc., 6.875%, 11/15/37                         261,708
                                                                     -------------
                                                                         1,184,777
                                                                     -------------
HOUSEHOLD PRODUCTS -- 0.1%
      290,000  Kimberly-Clark Corp., 6.125%, 8/1/17                        304,902
      380,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                   364,953
                                                                     -------------
                                                                           669,855
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 0.3%
    1,438,000  General Electric Co., 5.00%, 2/1/13(5)                    1,453,535
      270,000  General Electric Co., 5.25%, 12/6/17                        264,550
                                                                     -------------
                                                                         1,718,085
                                                                     -------------

Shares/Principal Amount                                                      Value

INSURANCE -- 0.6%
    $ 860,000  Allstate Financial Global Funding, 4.25%, 9/10/08
               (Acquired 9/3/03, Cost $858,314)(7)                       $ 862,077
      503,000  Hartford Financial Services Group Inc. (The),
               5.375%, 3/15/17                                             481,350
      270,000  Hartford Financial Services Group Inc. (The),
               6.30%, 3/15/18                                              273,864
      250,000  Hartford Financial Services Group Inc. (The),
               6.00%, 1/15/19                                              246,250
      540,000  Lincoln National Corp., 6.30%, 10/9/37                      510,713
      870,000  MetLife Global Funding I, 5.125%, 4/10/13
               (Acquired 4/7/08-4/8/08, Cost $870,825)(7)                  857,519
      640,000  New York Life Global Funding, 4.65%, 5/9/13
               (Acquired 5/2/08, Cost $638,874)(7)                         631,950
      400,000  Prudential Financial, Inc., 6.00%, 12/1/17                  395,298
      320,000  Prudential Financial, Inc., 5.40%, 6/13/35                  264,074
      290,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37             273,213
                                                                     -------------
                                                                         4,796,308
                                                                     -------------
MACHINERY -- 0.1%
      290,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
               Cost $289,870)(7)                                           282,449
      270,000  Caterpillar Financial Services Corp., 4.85%,
               12/7/12                                                     269,456
                                                                     -------------
                                                                           551,905
                                                                     -------------
MEDIA -- 0.6%
      582,000  Comcast Corp., 5.90%, 3/15/16                               580,182
      260,000  Comcast Corp., 5.70%, 5/15/18                               252,714
      260,000  Comcast Corp., 6.40%, 5/15/38                               247,298
      300,000  News America Holdings, 7.75%, 1/20/24                       320,112
      350,000  Pearson Dollar Finance Two plc, 6.25%, 5/6/18
               (Acquired 4/29/08, Cost $349,356)(7)                        347,963
      840,000  Rogers Cable Inc., 6.25%, 6/15/13                           867,973
      860,000  Time Warner Cable Inc., 5.40%, 7/2/12                       849,674
      245,000  Time Warner Inc., 5.50%, 11/15/11                           242,476

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

     $ 77,000  Time Warner Inc., 7.625%, 4/15/31(2)                        $80,076
                                                                     -------------
                                                                         3,788,468
                                                                     -------------
METALS & MINING(3)
      235,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
               (Acquired 11/8/06, Cost $234,420)(7)                        222,542
                                                                     -------------
MULTI-UTILITIES -- 0.4%
      270,000  CenterPoint Energy Resources Corp., 6.125%,
               11/1/17                                                     264,811
      380,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37           335,465
      541,000  Consolidated Edison Co. of New York, Inc., Series
               2006 C, 5.50%, 9/15/16                                      539,919
      307,000  Dominion Resources Inc., 4.75%, 12/15/10                    310,113
      550,000  NSTAR Electric Co., 5.625%, 11/15/17                        555,842
      320,000  Pacific Gas and Electric Co., 6.05%, 3/1/34                 308,143
      194,000  Pacific Gas and Electric Co., 5.80%, 3/1/37                 180,130
      260,000  Pacific Gas and Electric Co., 6.35%, 2/15/38                259,176
                                                                     -------------
                                                                         2,753,599
                                                                     -------------
MULTILINE RETAIL -- 0.2%
      209,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(2)          197,136
      280,000  Kohl's Corp., 6.875%, 12/15/37                              255,461
      700,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13               657,934
                                                                     -------------
                                                                         1,110,531
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
      290,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17             286,417
      270,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39              275,517
      530,000  Enbridge Energy Partners, L.P., 6.50%, 4/15/18
               (Acquired 3/31/08, Cost $527,170)(7)                        530,748
      935,000  Enterprise Products Operating L.P., 4.95%, 6/1/10           935,772
      310,000  Enterprise Products Operating L.P., 6.30%, 9/15/17          308,995
      430,000  Nexen Inc., 6.40%, 5/15/37                                  415,018
      729,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11           744,233
      140,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37                 128,820
      407,000  XTO Energy Inc., 5.30%, 6/30/15                             399,199

Shares/Principal Amount                                                      Value

    $ 324,000  XTO Energy Inc., 6.10%, 4/1/36                            $ 308,386
      130,000  XTO Energy Inc., 6.375%, 6/15/38                            124,972
                                                                     -------------
                                                                         4,458,077
                                                                     -------------
PHARMACEUTICALS -- 0.6%
      580,000  Abbott Laboratories, 5.875%, 5/15/16                        600,551
      270,000  Abbott Laboratories, 6.15%, 11/30/37                        270,180
    1,200,000  AstraZeneca plc, 5.40%, 9/15/12(2)                        1,224,074
      420,000  AstraZeneca plc, 5.90%, 9/15/17                             430,233
      640,000  GlaxoSmithKline Capital Inc., 4.85%, 5/15/13                637,894
      380,000  GlaxoSmithKline Capital Inc., 6.375%, 5/15/38               376,468
      314,000  Wyeth, 5.95%, 4/1/37                                        299,241
                                                                     -------------
                                                                         3,838,641
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
      580,000  ProLogis, 5.625%, 11/15/16                                  538,463
                                                                     -------------
ROAD & RAIL -- 0.1%
      400,000  Union Pacific Corp., 5.75%, 11/15/17                        396,970
                                                                     -------------
SOFTWARE -- 0.3%
      302,000  Intuit Inc., 5.75%, 3/15/17                                 286,701
      649,000  Oracle Corp., 5.00%, 1/15/11                                662,811
    1,270,000  Oracle Corp., 5.75%, 4/15/18(5)                           1,264,681
                                                                     -------------
                                                                         2,214,193
                                                                     -------------
SPECIALTY RETAIL(3)
      280,000  Lowe's Companies, Inc., 5.60%, 9/15/12                      285,524
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
      373,000  Vodafone Group plc, 5.625%, 2/27/17                         368,064
                                                                     -------------
TOTAL CORPORATE BONDS
(Cost $68,609,867)                                                      67,973,581
                                                                     -------------

Collateralized Mortgage Obligations(4) -- 9.0%

    1,867,347  Banc of America Alternative Loan Trust, Series
               2007-2, Class 2A4, 5.75%, 6/25/37(5)                      1,768,441
   11,431,226  Banc of America Commercial Mortgage Inc. STRIPS -
               COUPON, Series 2004-1, Class XP, VRN, 0.80%,
               6/1/08                                                      167,422
    2,000,000  Banc of America Commercial Mortgage Inc., Series
               2004-2, Class A3 SEQ, 4.05%, 11/10/38(5)                  1,976,390

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

   $1,100,000  Banc of America Commercial Mortgage Inc., Series
               2006-6, Class A3 SEQ, 5.37%, 12/10/16(5)                $ 1,057,758
    2,800,000  Banc of America Commercial Mortgage Inc., Series
               2007-4, Class A3 SEQ, 5.81%, 8/10/14(5)                   2,699,160
   15,179,050  Bear Stearns Commercial Mortgage Securities Trust
               STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
               0.89%, 6/1/08                                               371,234
    1,938,921  Bear Stearns Commercial Mortgage Securities
               Trust, Series 2006 BBA7, Class A1, VRN, 2.62%,
               6/16/08, resets monthly off the 1-month LIBOR
               plus 0.11% with no caps (Acquired 6/5/06, Cost
               $1,938,921)(5)(7)                                         1,850,583
    3,700,000  Bear Stearns Commercial Mortgage Securities
               Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
               12/1/38(5)                                                3,567,244
    3,257,462  Commercial Mortgage Acceptance Corp. STRIPS -
               COUPON, Series 1998 C2, Class X, VRN, 1.06%,
               6/1/08                                                      101,773
       80,308  Commercial Mortgage Pass-Through Certificates,
               Series 2005 F10A, Class A1, VRN, 2.61%, 6/15/08,
               resets monthly off the 1-month LIBOR plus 0.10%
               with no caps (Acquired 3/18/05, Cost $80,308)(7)             78,118
    5,462,137  Countrywide Home Loan Mortgage Pass-Through
               Trust, Series 2007-16, Class A1, 6.50%,
               10/25/37(5)                                               5,367,457
    1,000,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
               6/15/34(5)                                                1,039,998
    1,300,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
               4/15/37(5)                                                1,342,552
    1,200,000  Credit Suisse Mortgage Capital Certificates,
               Series 2007 TF2A, Class A1, VRN, 2.69%, 6/15/08,
               resets monthly off the 1-month LIBOR plus 0.18%
               with no caps (Acquired 7/24/07, Cost
               $1,200,000)(5)(7)                                         1,148,144
    1,933,809  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(5)           1,954,321

Shares/Principal Amount                                                      Value

   $1,193,569  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(5)         $ 1,197,499
    1,400,000  FHLMC, Series 2926, Class EW SEQ, 5.00%,
               1/15/25(5)                                                1,356,116
      842,441  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14               845,394
    1,244,846  FNMA, Series 2002-86, Class KB SEQ, 5.00%,
               5/25/16(5)                                                1,257,303
      701,347  FNMA, Series 2003-52, Class KF SEQ, VRN, 2.79%,
               6/25/08, resets monthly off the 1-month LIBOR
               plus 0.40% with a cap of 7.50%                              698,149
    1,940,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(5)         1,931,448
    3,174,499  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
               4/25/23(5)                                                3,202,467
    1,890,000  Greenwich Capital Commercial Funding Corp.,
               Series 2005 GG3, Class A2 SEQ, VRN, 4.31%,
               6/1/08(5)                                                 1,878,333
      828,480  Greenwich Capital Commercial Funding Corp.,
               Series 2006 FL4A, Class A1, VRN, 2.81%, 6/5/08,
               resets monthly off the 1-month LIBOR plus 0.09%
               with no caps (Acquired 12/14/06, Cost $828,480)(7)          777,211
      293,563  GS Mortgage Securities Corp. II, Series 2007 EOP,
               Class A1, VRN, 2.81%, 6/6/08, resets monthly off
               the 1-month LIBOR plus 0.09% with no caps                   272,151
    3,750,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
               Class A3 SEQ, 3.85%, 5/15/27(5)                           3,640,249
    1,100,000  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
               Class A2 SEQ, 3.62%, 1/15/29(5)                           1,091,743
    3,100,000  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
               Class A2, VRN, 4.57%, 6/11/08(5)                          3,103,664
    1,591,117  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
               Class A2 SEQ, 4.82%, 4/15/30(5)                           1,591,324
    3,100,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
               Class A3 SEQ, 4.65%, 7/30/30(5)                           3,054,030
      400,000  LB-UBS Commercial Mortgage Trust, Series 2006 C1,
               Class A4 SEQ, 5.16%, 2/15/31                                387,964

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

    $ 252,745  Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2006 LLFA, Class A1, VRN, 2.59%,
               6/16/08, resets monthly off the 1-month LIBOR
               plus 0.08% with no caps (Acquired 8/7/06, Cost
               $252,745)(7)                                              $ 238,802
       40,966  MASTR Alternative Loans Trust, Series 2003-8,
               Class 4A1, 7.00%, 12/25/33                                   40,141
    1,287,279  Merrill Lynch Floating Trust, Series 2006-1,
               Class A1, VRN, 2.58%, 6/15/08, resets monthly off
               the 1-month LIBOR plus 0.07% with no caps
               (Acquired 10/31/06, Cost $1,287,279)(5)(7)                1,209,037
    1,094,962  Thornburg Mortgage Securities Trust, Series
               2006-5, Class A1, VRN, 2.51%, 6/25/08, resets
               monthly off the 1-month LIBOR plus 0.12% with no
               caps                                                      1,053,039
    2,524,000  Wachovia Bank Commercial Mortgage Trust, Series
               2006 C23, Class A4, 5.42%, 1/15/45                        2,485,042
    1,125,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2005 AR4, Class A3, 4.59%,
               4/25/35                                                   1,121,913
    2,750,667  Wells Fargo Mortgage Backed Securities Trust,
               Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37             2,716,209
                                                                     -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $60,297,022)                                                      59,639,823
                                                                     -------------

U.S. Treasury Securities -- 8.7%

    2,530,000  U.S. Treasury Bonds, 8.125%, 8/15/19(5)                   3,364,900
    2,500,000  U.S. Treasury Bonds, 8.125%, 8/15/21                      3,384,963
    4,875,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)                   6,165,734
      778,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)                      941,137
    1,150,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)                    1,157,727
   11,296,712  U.S. Treasury Inflation Indexed Bonds, 2.375%,
               1/15/27                                                  11,734,826
    3,002,933  U.S. Treasury Inflation Indexed Notes, 3.00%,
               7/15/12                                                   3,264,753

Shares/Principal Amount                                                      Value

   $5,890,398  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/14                                                 $ 6,170,198
    9,445,000  U.S. Treasury Notes, 4.625%, 10/31/11                     9,905,453
    7,605,000  U.S. Treasury Notes, 3.50%, 5/31/13                       7,636,492
    3,560,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)                    3,748,292
                                                                     -------------
TOTAL U.S. TREASURY SECURITIES
(Cost $56,723,699)                                                      57,474,475
                                                                     -------------

Municipal Securities -- 2.7%

    4,300,000  Clark County School District GO, Series 2004 D,
               (Building Bonds), 5.00%, 12/15/14, Prerefunded at
               100% of Par (MBIA)(5)(8)                                  4,739,632
    4,300,000  Clark County School District GO, Series 2005 C,
               (Building Bonds), 5.00%, 12/15/15, Prerefunded at
               100% of Par (FSA)(5)(8)                                   4,769,001
    3,000,000  Gulf Gate Apartments Rev., VRDN, 2.43%, 6/5/08
               (Acquired 9/29/03-11/10/03, Cost $3,000,000)(5)(7)        3,000,000
      800,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33               751,536
    3,200,000  Massachusetts GO, Series 2005 C, 5.00%, 9/1/15,
               Prerefunded at 100% of Par(5)(8)                          3,545,568
    1,030,000  Orange County Housing Finance Auth. Rev., Series
               2002 B, (Millenia), VRDN, 2.48%, 6/4/08 (LOC:
               Keybank N.A.)(5)                                          1,030,000
                                                                     -------------
TOTAL MUNICIPAL SECURITIES
(Cost $17,572,710)                                                      17,835,737
                                                                     -------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(4) -- 1.7%

    2,204,817  FHLMC, 6.80%, 8/1/36(5)                                   2,252,170
    2,930,635  FHLMC, 6.00%, 11/1/36(5)                                  3,002,770
    1,710,486  FNMA, 6.50%, 5/1/36(5)                                    1,757,114
    1,190,500  FNMA, 6.43%, 9/1/36(5)                                    1,221,336
    1,350,104  FNMA, 6.45%, 9/1/36(5)                                    1,394,789
    1,501,606  FNMA, 5.97%, 6/1/37(5)                                    1,540,290
                                                                     -------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $11,114,664)                                                      11,168,469
                                                                     -------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

Asset-Backed Securities(4) -- 0.6%

    $ 459,945  Accredited Mortgage Loan Trust, Series 2006-2,
               Class A1, VRN, 2.43%, 6/25/08, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps                 $ 455,049
    1,100,000  CNH Equipment Trust, Series 2007 C, Class A3A
               SEQ, 5.21%, 12/15/11(5)                                   1,113,086
      698,056  Long Beach Mortgage Loan Trust, Series 2006-6,
               Class 2A1, VRN, 2.43%, 6/25/08, resets monthly
               off the 1-month LIBOR plus 0.04% with no caps               694,390
       37,476  Nomura Home Equity Loan, Inc., Series 2006 HE2,
               Class A1, VRN, 2.45%, 6/25/08, resets monthly off
               the 1-month LIBOR plus 0.06% with no caps                    37,219
      534,065  SLM Student Loan Trust, Series 2006-5, Class A2,
               VRN, 2.91%, 7/25/08, resets quarterly off the
               3-month LIBOR minus 0.01% with no caps                      532,091
      778,629  SLM Student Loan Trust, Series 2006-10, Class A2,
               VRN, 2.93%, 7/25/08, resets quarterly off the
               3-month LIBOR plus 0.01% with no caps                       777,024
      112,437  Soundview Home Equity Loan Trust, Series 2006-3,
               Class A1, VRN, 2.43%, 6/25/08, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps                   112,243
                                                                     -------------
TOTAL ASSET-BACKED SECURITIES
(Cost $3,720,508)                                                        3,721,102
                                                                     -------------

Commercial Paper -- 0.5%

    3,100,000  Cedar Springs Capital Co., 2.78%, 8/4/08
               (Acquired 5/29/08, Cost $3,083,961)(5)(7)
(Cost $3,084,679)                                                        3,083,440
                                                                     -------------

U.S. Government Agency Securities -- 0.3%

    2,000,000  FNMA, 5.375%, 6/12/17(2)
(Cost $2,190,805)                                                        2,115,228
                                                                     -------------

Shares/Principal Amount                                                      Value

Sovereign Governments & Agencies -- 0.1%

     $ 77,000  Hydro Quebec, 8.40%, 1/15/22                              $ 101,509
      685,000  Province of Quebec, 5.00%, 7/17/09                          697,503
                                                                     -------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $781,849)                                                            799,012
                                                                     -------------

Temporary Cash Investments -- 10.1%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $33,891,018), in a joint trading account at
2.08%, dated 5/30/08, due 6/2/08 (Delivery value $33,205,755)(5)        33,200,000

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 6.125%,
11/15/27, valued at $34,094,862), in a joint trading account at
2.20%, dated 5/30/08, due 6/2/08 (Delivery value $33,406,123)(5)        33,400,000
                                                                     -------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $66,600,000)                                                      66,600,000
                                                                     -------------

Temporary Cash Investments - Segregated for Futures Contracts -- 3.6%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.00%,
1/15/16, valued at $24,802,091), in a joint trading account at
2.20%, dated 5/30/08, due 6/2/08 (Delivery value $24,304,455)
(Cost $24,300,000)                                                      24,300,000
                                                                     -------------

Temporary Cash Investments - Securities Lending Collateral(9) -- 3.4%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 5/30/08, due 6/2/08
(Delivery value $4,000,767)                                              4,000,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.35%, dated 5/30/08,
due 6/2/08 (Delivery value $4,000,783)                                   4,000,000

Repurchase Agreement, Credit Suisse Securities USA LLC,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.35%, dated 5/30/08,
due 6/2/08 (Delivery value $6,001,175)                                   6,000,000

------

Strategic Allocation: Conservative

                                                                             Value

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 5/30/08,
due 6/2/08 (Delivery value $4,000,767)                                 $ 4,000,000

Repurchase Agreement, Lehman Brothers Inc./Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 5/30/08, due 6/2/08 (Delivery value
$4,529,595)                                                              4,528,727
                                                                     -------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $22,528,727)                                                      22,528,727
                                                                     -------------
TOTAL INVESTMENT SECURITIES -- 109.9%
(Cost $678,292,470)                                                    726,915,785
                                                                     -------------
OTHER ASSETS AND LIABILITIES -- (9.9)%                                (65,575,447)
                                                                     -------------
TOTAL NET ASSETS -- 100.0%                                            $661,340,338
                                                                     =============

Futures Contracts
                                                Underlying Face      Unrealized
   Contracts Purchased      Expiration Date     Amount at Value      Gain (Loss)

    31  S&P 500 E-Mini
        Futures                June 2008          $ 2,171,162         $ 53,677
   503  U.S. Treasury
        2-Year Notes        September 2008        105,944,375         (197,616)
   150  U.S. Treasury
        5-Year Notes        September 2008        16,490,625          (171,431)
                                                 -------------      -------------
                                                 $124,606,162        $(315,370)
                                                 =============      =============

                                                Underlying Face      Unrealized
      Contracts Sold        Expiration Date     Amount at Value      Gain (Loss)

    64  U.S. Long Bond       September 2008       $ 7,264,000         $137,356
   358  U.S. Treasury
        10-Year Notes        September 2008       40,241,438           288,815
                                                 -------------      -------------
                                                  $47,505,438         $426,171
                                                 =============      =============

------

Strategic Allocation: Conservative

Swap Agreements
Notional                                                               Unrealized
Amount         Description of Agreement               Expiration Date  Gain (Loss)
CREDIT DEFAULT
   $6,500,000  Pay quarterly a fixed rate equal to       June 2012      $202,160
               0.35% multiplied by the notional
               amount and receive from Barclays
               Bank plc upon each default event of
               one of the issues of Dow Jones CDX
               N.A. Investment Grade 8, par value
               of the proportional notional amount.
    1,525,000  Pay quarterly a fixed rate equal to    September 2012     47,859
               0.63% multiplied by the notional
               amount and receive from Deutsche
               Bank AG upon each default event of
               Morgan Stanley, par value of the
               proportional notional amount of
               Morgan Stanley, 6.60%, 4/1/12.
      690,000  Pay quarterly a fixed rate equal to     December 2012     18,616
               0.73% multiplied by the notional
               amount and receive from Barclays
               Bank plc upon each default event of
               American International Group, Inc.,
               par value of the proportional
               notional amount of American
               International Group, Inc., 4.25%,
               5/15/13.
      550,000  Pay quarterly a fixed rate equal to     December 2012      1,245
               2.45% multiplied by the notional
               amount and receive from Bank of
               America N.A. upon each default event
               of Toll Brothers, Inc., par value of
               the proportional notional amount of
               Toll Brothers Finance Corp., 6.875%,
               11/15/12.
      550,000  Pay quarterly a fixed rate equal to     December 2012     (7,625)
               2.85% multiplied by the notional
               amount and receive from Barclays
               Bank plc upon each default event of
               Toll Brothers, Inc., par value of
               the proportional notional amount of
               Toll Brothers Finance Corp., 6.875%,
               11/15/12.
      280,000  Pay quarterly a fixed rate equal to      March 2013       (1,132)
               0.70% multiplied by the notional
               amount and receive from Barclays
               Bank plc upon each default event of
               Rohm and Haas Co., par value of the
               proportional notional amount of Rohm
               and Haas Co., 7.85%, 7/15/29.
    1,120,000  Pay quarterly a fixed rate equal to       June 2013       (3,001)
               0.60% multiplied by the notional
               amount and receive from Deutsche
               Bank AG upon each default event of
               Marsh & McLennan Companies, Inc.,
               par value of the proportional
               notional amount of Marsh & McLennan
               Companies, Inc., 5.375%, 7/15/14.
    3,200,000  Pay quarterly a fixed rate equal to      March 2017       57,138
               0.12% multiplied by the notional
               amount and receive from Barclays
               Bank plc upon each default event of
               Pfizer Inc., par value of the
               proportional notional amount of
               Pfizer Inc., 4.65%, 3/1/18.
    1,520,000  Pay quarterly a fixed rate equal to    September 2017     43,746
               0.64% multiplied by the notional
               amount and receive from Deutsche
               Bank AG upon each default event of
               JPMorgan Chase & Co., par value of
               the proportional notional amount of
               JPMorgan Chase & Co., 6.75%, 2/1/11.
                                                                        ---------
                                                                        $359,006
                                                                        =========

------

Strategic Allocation: Conservative

Notes to Schedule of Investments

ADR = American Depositary Receipt

CDX = Credit Derivative Indexes

CVA = Certificaten Van Aandelen

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SDR = Swedish Depositary Receipt

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective May 31, 2008.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2008.

(3) Industry is less than 0.05% of total net assets.

(4) Final maturity indicated, unless otherwise noted.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2008, was $18,178,795, which represented 2.7% of total net assets.

(8) Escrowed to maturity in U.S. government securities or state and local government securities.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

PERFORMANCE
Strategic Allocation: Moderate

Total Returns as of May 31, 2008
                                                  Average Annual Returns
                          6                              10        Since     Inception
                          months(1)    1 year   5 years  years   Inception      Date

INVESTOR CLASS              -1.40%     2.05%    10.26%   6.80%     8.27%      2/15/96

S&P 500 INDEX(2)            -4.47%     -6.70%    9.77%   4.21%    8.39%(3)       --

CITIGROUP US BROAD
INVESTMENT-GRADE BOND
INDEX                       1.49%      7.26%     3.96%   5.84%    6.19%(3)       --

90-DAY U.S. TREASURY
BILL INDEX(2)               1.03%      3.13%     2.96%   3.37%    3.70%(3)       --

Institutional Class         -1.30%     2.26%    10.44%     --      5.67%       8/1/00

A Class(4)
 No sales charge*           -1.53%     1.79%     9.96%   6.54%     7.90%
 With sales charge*         -7.25%     -4.01%    8.68%   5.92%     7.35%      10/2/96

B Class
 No sales charge*           -1.90%     1.04%      --       --      8.67%
 With sales charge*         -6.90%     -2.96%     --       --      8.01%      9/30/04

C Class
 No sales charge*           -1.89%     1.04%     9.21%     --      7.11%
 With sales charge*         -2.77%     1.04%     9.21%     --      7.11%      10/2/01

R Class                     -1.64%     1.69%      --       --      9.37%      8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(4) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Moderate

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1998

One-Year Returns Over 10 Years
Periods ended May 31
                 1999     2000      2001       2002     2003     2004    2005     2006     2007      2008

Investor Class   5.76%   18.70%    -0.51%     -3.38%   -1.83%   14.50%   8.41%   9.82%    17.21%    2.05%

S&P 500 Index   21.03%   10.48%    -10.55%   -13.85%   -8.06%   18.33%   8.24%   8.64%    22.79%    -6.70%

Citigroup US
Broad
Investment-Grade
Bond Index       4.33%    2.01%    13.21%     8.06%    11.54%   -0.39%   7.03%   -0.46%    6.70%    7.26%

90-Day U.S.
Treasury Bill
Index            4.59%    5.29%     5.44%     2.30%     1.39%    0.94%   2.05%   3.84%     4.88%    3.13%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Moderate

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Moderate returned -1.40%* for the six months ended May
31, 2008. The fund's performance reflected a broad decline in domestic and foreign stocks, which was offset in large part by positive returns for bonds and cash- equivalent investments.

Strategic Allocation: Moderate's neutral asset mix is 63% stocks, 31% bonds, and 6% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

We made no changes to the portfolio's broad tactical allocation during the six-month period, maintaining a modest overweight position in bonds and a corresponding underweight position in stocks. This represented a cautious, defensive posture for the portfolio -- a position that added value in an environment of greater uncertainty and heightened market volatility.

MIXED RESULTS FROM U.S. STOCK POSITIONING

The portfolio's U.S. equity holdings declined overall during the six-month period, mirroring the broad decline in the domestic stock market. As a result, our decision to remain slightly underweight in stocks was a positive factor, mitigating the negative impact.

Our domestic equity positioning did not change during the period as we maintained an emphasis on large-cap and growth-oriented stocks. Our overweight position in large-cap stocks hindered performance as large-cap shares lagged their mid- and small-cap counterparts.

Our tilt toward growth stocks was favorable overall as growth generally outperformed value; the exception was in the small-cap area, where growth shares underperformed. Stock selection among the portfolio's small-cap growth holdings detracted further from results. Stock selection also weighed on performance in the value segment of the portfolio, though our underweight position in value stocks helped limit the overall effect.

BONDS CONTRIBUTED POSITIVELY

The portfolio benefited from our modest overweight in bonds, which gained ground and outperformed stocks during the six-month period.

Asset Allocation as of May 31, 2008
                                                        % of net assets
U.S. Stocks                                                  45.0%
U.S. Bonds                                                   30.5%
Foreign Stocks & Rights(1)                                   19.6%
Money Market Securities                                      9.7%
Foreign Bonds                                                1.6%
Other(2)                                                    (6.4)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

Fund's Top Five U.S. Stocks as of May 31, 2008
                                        % of fund's          % of
                                        U.S. stocks       net assets
Exxon Mobil Corp.                           3.6%             1.6%
General Electric Co.                        2.1%             1.0%
AT&T Inc.                                   2.0%             0.9%
Johnson & Johnson                           1.9%             0.8%
ConocoPhillips                              1.5%             0.7%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Strategic Allocation: Moderate

An emphasis on high-quality bonds -- exemplified by our overweight position in
Treasury bonds and an underweight position in corporate bonds (both investment-grade and high-yield) -- proved beneficial as high-quality securities outperformed. The portfolio also held modest positions in municipal bonds and Treasury inflation-protected securities (TIPS), both of which contributed favorably to performance.

More recently, we began to pare back our overweight position in Treasury bonds while adding selectively to our holdings of high-quality corporate and mortgage-backed securities.

FOREIGN STOCKS IN NEUTRAL

We maintained a neutral position in foreign stocks throughout the six-month period. While the U.S. dollar continued to decline, enhancing overseas stock performance for U.S. investors, weakening global economic growth offset the positive currency effects.

Stock selection added value in the foreign equity portion. In particular, an increased position in Canadian stocks, many of which benefited from the strong rise in natural resources prices, boosted results.

Approximately two-thirds of the portfolio's foreign assets were invested in developed markets, primarily in Europe and Asia, while the remaining third was in emerging markets.

OUTLOOK

The economic storms and market turbulence that investors have weathered since last autumn show few signs of abating in the near future. Economic growth remains soft, energy prices are at record highs, and many financial institutions continue to struggle with unexpectedly large write-offs and the need for new capital. As a result, central banks like the Federal Reserve are caught between conflicting needs -- lowering rates for economic stimulus and liquidity, and raising rates to stave off an outbreak of inflation.

Given this environment, we expect to remain cautious and conservative with respect to our asset allocation. We intend to maintain our broad underweight position in stocks, as well as a slight tilt towards growth within our stock holdings, which should help if the current economic uncertainties are resolved sooner than we anticipate. In addition, we continue to hold an overweight position in high-quality domestic bonds.

Fund's U.S. Bonds as of May 31, 2008
                                                       % of fund's U.S.
                                                             bonds
U.S. Government Agency Mortgage-Backed Securities            32.8%
Corporate Bonds                                              25.3%
Collateralized Mortgage Obligations                          18.8%
U.S. Treasury Securities                                     15.3%
Municipal Securities                                         4.9%
U.S. Government Agency Securities                            1.9%
Asset-Backed Securities                                      1.0%

Fund's Top Five Foreign Stocks as of May 31, 2008
                                       % of fund's           % of
                                     foreign stocks       net assets
Syngenta AG ORD                           1.8%               0.3%
Royal Dutch Shell plc ADR                 1.5%               0.3%
Total SA ORD                              1.4%               0.3%
Novo Nordisk AS B Shares ORD              1.4%               0.3%
Tyco Electronics Ltd.                     1.3%               0.3%

Geographic Composition of Fund's Foreign Stocks as of May 31, 2008
                                                          % of fund's
                                                        foreign stocks
Europe                                                       45.4%
Asia/Pacific                                                 33.4%
Americas (excluding U.S.)                                    19.7%
Africa                                                       1.5%

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Moderate

MAY 31, 2008 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks & Rights -- 64.5%

AEROSPACE & DEFENSE -- 1.3%
         4,369  Alliant Techsystems Inc.(1)                               $474,299
        48,374  BE Aerospace, Inc.(1)                                    1,690,671
        56,844  Boeing Co.                                               4,704,978
        42,280  Finmeccanica SpA ORD                                     1,281,297
         1,608  Goodrich Corporation                                       104,214
        70,000  Honeywell International Inc.                             4,173,534
        24,615  Lockheed Martin Corp.                                    2,693,866
        30,570  Northrop Grumman Corp.                                   2,306,812
        11,300  Precision Castparts Corp.                                1,365,040
        54,647  Raytheon Co.                                             3,489,757
        15,000  United Technologies Corp.                                1,065,600
                                                                    --------------
                                                                        23,350,068
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.2%
         3,574  C.H. Robinson Worldwide Inc.                               230,523
         7,457  FedEx Corp.                                                683,881
        35,500  United Parcel Service, Inc. Cl B                         2,521,210
                                                                    --------------
                                                                         3,435,614
                                                                    --------------
AIRLINES -- 0.1%
        72,022  Southwest Airlines Co.                                     940,607
                                                                    --------------
AUTO COMPONENTS -- 0.3%
        79,500  ArvinMeritor, Inc.(2)                                    1,190,115
        13,630  Autoliv, Inc.                                              745,152
        70,100  BorgWarner, Inc.                                         3,624,871
        16,476  Lear Corp.(1)                                              424,257
        10,429  TRW Automotive Holdings Corp.(1)                           260,204
                                                                    --------------
                                                                         6,244,599
                                                                    --------------
AUTOMOBILES -- 0.3%
        28,670  Fiat SpA ORD                                               638,699
        34,096  Ford Motor Co.(1)(2)                                       231,853
        10,800  Honda Motor Co., Ltd. ORD                                  361,536
        73,000  Isuzu Motors Ltd. ORD                                      393,210
         9,510  Thor Industries Inc.(2)                                    256,390
        54,700  Toyota Motor Corp. ORD                                   2,785,576
                                                                    --------------
                                                                         4,667,264
                                                                    --------------
BEVERAGES -- 1.3%
       101,335  Anheuser-Busch Companies, Inc.                           5,822,709
        12,100  Central European Distribution Corp.(1)(2)                  863,456
       131,450  Coca-Cola Co. (The)                                      7,526,826
        91,472  Coca-Cola Enterprises Inc.                               1,842,246

Shares/Principal Amount                                                      Value

        28,800  Coca-Cola Hellenic Bottling Co. SA ORD                 $ 1,309,178
        65,121  Compania Cervecerias Unidas SA ORD                         468,974
         8,770  Heineken N.V. ORD                                          515,315
        33,300  Pepsi Bottling Group Inc.                                1,079,586
        77,973  PepsiCo, Inc.                                            5,325,556
                                                                    --------------
                                                                        24,753,846
                                                                    --------------
BIOTECHNOLOGY -- 1.0%
        34,600  Alexion Pharmaceuticals Inc.(1)                          2,468,710
       136,572  Amgen Inc.(1)                                            6,013,265
        55,900  BioMarin Pharmaceutical Inc.(1)                          2,133,703
        23,592  Cephalon, Inc.(1)                                        1,597,414
       107,660  CSL Ltd. ORD                                             4,098,048
        10,800  Genentech, Inc.(1)                                         765,396
        25,077  Gilead Sciences, Inc.(1)                                 1,387,260
                                                                    --------------
                                                                        18,463,796
                                                                    --------------
BUILDING PRODUCTS -- 0.2%
         3,538  Armstrong World Industries, Inc.                           114,914
        22,500  Daikin Industries Ltd. ORD                               1,160,740
        12,710  Masco Corp.                                                235,643
        38,718  Sung Kwang Bend Co., Ltd. ORD(1)                         1,353,671
                                                                    --------------
                                                                         2,864,968
                                                                    --------------
CAPITAL MARKETS -- 1.9%
        14,110  AllianceBernstein Holding L.P.                             907,414
         5,480  Ameriprise Financial Inc.                                  258,985
        21,400  Bank of New York Mellon Corp. (The)                        952,942
         7,800  BlackRock, Inc.                                          1,754,922
        19,000  FCStone Group, Inc.(1)                                     743,470
        21,948  Federated Investors Inc. Cl B                              809,003
         7,109  Goldman Sachs Group, Inc. (The)                          1,254,099
        76,820  ICAP plc ORD                                               937,289
       103,200  Invesco Ltd.                                             2,872,056
        38,330  Julius Baer Holding AG ORD                               3,135,957
        51,386  Knight Capital Group, Inc. Cl A(1)                         915,185
        10,530  Legg Mason, Inc.                                           566,619
       194,853  Man Group plc ORD                                        2,396,721
        47,010  Merrill Lynch & Co., Inc.                                2,064,679
        24,767  MF Global Ltd.(1)                                          360,360
        93,011  Morgan Stanley                                           4,113,876
        52,871  Northern Trust Corp.                                     4,018,196

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        30,582  Raymond James Financial, Inc.                             $909,815
        48,090  State Street Corp.                                       3,463,442
           812  UBS AG ORD(1)                                               19,548
           812  UBS AG Rights(1)                                             1,083
        47,300  Waddell & Reed Financial, Inc. Cl A                      1,672,528
                                                                    --------------
                                                                        34,128,189
                                                                    --------------
CHEMICALS -- 2.3%
         7,470  BASF SE ORD                                              1,119,923
         3,936  Celanese Corp., Series A                                   191,683
         5,223  CF Industries Holdings, Inc.                               715,029
        59,086  du Pont (E.I.) de Nemours & Co.                          2,830,810
        16,530  International Flavors & Fragrances Inc.                    693,599
        13,418  Intrepid Potash, Inc.(1)                                   659,629
        90,279  Israel Chemicals Ltd. ORD                                2,068,903
        15,560  Johnson Matthey plc ORD                                    621,017
         5,397  K+S AG ORD                                               2,530,085
        79,000  Kuraray Co. Ltd. ORD                                       997,146
        13,660  Linde AG ORD(2)                                          2,052,621
         7,960  Minerals Technologies Inc.                                 554,096
        75,755  Monsanto Co.                                             9,651,186
        21,040  Mosaic Co. (The)(1)                                      2,636,733
           161  Potash Corp. of Saskatchewan                                32,050
         6,362  Potash Corp. of Saskatchewan ORD                         1,263,691
        27,500  PPG Industries, Inc.                                     1,733,325
       171,100  PTT Chemical PCL ORD(1)                                    579,197
        10,405  SGL Carbon AG ORD(1)                                       773,741
        20,812  Syngenta AG ORD                                          6,337,818
       167,000  Taiwan Fertilizer Co., Ltd. ORD                            807,201
        19,296  Terra Industries Inc.                                      841,884
        26,433  Uralkali GDR (Acquired 10/15/07-11/30/07, Cost
                $377,737)(3)                                             1,591,267
        11,990  Yara International ASA ORD                                 909,705
                                                                    --------------
                                                                        42,192,339
                                                                    --------------
COMMERCIAL BANKS -- 2.5%
        27,028  Anglo Irish Bank Corp. plc ORD                             353,199
        29,040  Associated Banc-Corp                                       793,082
        43,900  Banco do Brasil SA ORD                                     878,162
       143,190  Banco Santander SA ORD                                   2,982,766
        16,660  BB&T Corporation                                           524,290
         5,167  BRE Bank SA ORD(1)                                         977,132
       754,000  China Merchants Bank Co., Ltd. Cl H ORD                  2,700,604

Shares/Principal Amount                                                      Value

        25,846  Credicorp Ltd.                                          $2,157,107
        20,800  Fifth Third Bancorp                                        388,960
       186,159  Grupo Financiero Banorte, SAB de CV ORD(2)                 903,601
        65,200  Hang Seng Bank Ltd. ORD                                  1,320,953
        40,760  HSBC Holdings plc(2)                                       687,904
     1,498,000  Industrial and Commercial Bank of China Ltd. H
                Shares ORD                                               1,119,150
       300,400  Kasikornbank PCL ORD                                       785,782
        16,660  KBC Groupe ORD                                           2,055,554
         4,309  Komercni Banka AS ORD                                    1,118,140
        84,820  Marshall & Ilsley Corp.                                  1,971,217
        53,300  National Bank of Greece SA ORD                           3,026,536
        89,300  National City Corp.(2)                                     521,512
        18,500  PNC Financial Services Group, Inc.                       1,188,625
        39,647  Powszechna Kasa Oszczednosci Bank Polski SA ORD            920,747
        42,239  Royal Bank of Canada                                     2,163,059
       256,030  Sberbank ORD                                               926,829
         2,216  Societe Generale - new shares ORD(1)                       226,841
         5,138  Societe Generale ORD(2)                                    533,945
        43,460  Standard Chartered plc ORD                               1,614,884
        13,900  SunTrust Banks, Inc.                                       725,719
        41,000  Synovus Financial Corp.(2)                                 471,090
        63,510  U.S. Bancorp                                             2,107,897
        48,900  Unibanco-Uniao de Bancos Brasileiros SA ORD                765,180
        38,000  United Overseas Bank Ltd. ORD                              563,211
        67,100  Wachovia Corp.                                           1,596,980
       224,146  Wells Fargo & Co.                                        6,179,704
        24,850  Westpac Banking Corp. ORD                                  552,572
        13,350  Zions Bancorporation(2)                                    575,252
                                                                    --------------
                                                                        46,378,186
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
        46,850  Aggreko plc ORD                                            560,951
         4,735  Allied Waste Industries Inc.(1)                             63,780
        40,210  Avery Dennison Corp.                                     2,074,032
       132,419  Capita Group plc ORD                                     1,774,340
        26,300  FTI Consulting, Inc.(1)                                  1,579,578
        17,500  Pitney Bowes, Inc.                                         635,425
        44,021  R.R. Donnelley & Sons Co.                                1,445,209
        19,640  Republic Services, Inc.                                    646,745
           770  SGS SA ORD                                               1,156,551
        66,600  Waste Management, Inc.                                   2,526,138

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

         2,386  Watson Wyatt Worldwide, Inc. Cl A                         $139,748
                                                                    --------------
                                                                        12,602,497
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 1.0%
       210,000  AAC Acoustic Technology Holdings Inc. ORD(1)               190,260
        68,400  ADC Telecommunications, Inc.(1)                          1,076,616
        18,200  Ciena Corp.(1)                                             556,192
       134,808  Cisco Systems Inc.(1)                                    3,602,070
       130,284  Corning Inc.                                             3,561,965
         8,370  Juniper Networks, Inc.(1)                                  230,342
        30,100  Motorola, Inc.                                             280,833
        43,890  Nokia Oyj ORD                                            1,265,222
       102,800  QUALCOMM Inc.                                            4,989,912
        18,170  Research In Motion Ltd.(1)                               2,523,268
       238,440  Telefonaktiebolaget LM Ericsson Cl B ORD                   648,708
                                                                    --------------
                                                                        18,925,388
                                                                    --------------
COMPUTERS & PERIPHERALS -- 1.4%
        56,832  Apple Inc.(1)                                           10,727,040
       105,600  Dell Inc.(1)                                             2,435,136
        17,630  Diebold, Inc.                                              695,680
       177,920  Hewlett-Packard Co.                                      8,372,915
         3,757  Lexmark International, Inc. Cl A(1)                        138,483
         2,774  SanDisk Corp.(1)                                            78,532
        80,662  Seagate Technology                                       1,727,780
        22,575  Sun Microsystems, Inc.(1)                                  292,346
        42,472  Western Digital Corp.(1)                                 1,593,974
       224,229  Wistron Corp. ORD                                          383,392
                                                                    --------------
                                                                        26,445,278
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.8%
       103,040  AMEC plc ORD                                             1,703,142
       318,461  Boart Longyear Group ORD                                   630,473
        16,832  Chicago Bridge & Iron Company New York Shares              769,222
       224,000  China Communications Construction Co. Ltd. H
                Shares ORD                                                 492,576
         5,019  Daelim Industrial Co., Ltd. ORD                            602,817
         4,130  EMCOR Group Inc.(1)                                        121,216
         6,890  Fluor Corp.                                              1,285,330
        45,902  Foster Wheeler Ltd.(1)                                   3,496,354
         9,531  Orascom Construction Industries ORD                        701,988
       105,821  Quanta Services, Inc.(1)                                 3,390,505
        14,600  Shaw Group Inc. (The)(1)                                   890,600

Shares/Principal Amount                                                      Value

        15,140  Vinci SA ORD(2)                                        $ 1,140,686
                                                                    --------------
                                                                        15,224,909
                                                                    --------------
CONSTRUCTION MATERIALS -- 0.1%
       623,000  Asia Cement China Holdings Corp. ORD(1)                    565,235
       630,202  Asia Cement Corp. ORD                                    1,170,782
         3,770  Lafarge SA ORD                                             681,805
                                                                    --------------
                                                                         2,417,822
                                                                    --------------
CONSUMER FINANCE -- 0.6%
        18,495  American Express Co.                                       857,243
        62,348  Capital One Financial Corp.                              3,000,186
       219,016  Discover Financial Services                              3,756,125
       135,850  Redecard SA ORD                                          2,858,550
                                                                    --------------
                                                                        10,472,104
                                                                    --------------
CONTAINERS & PACKAGING -- 0.6%
       112,820  Bemis Co., Inc.                                          3,001,012
       124,593  Owens-Illinois Inc.(1)                                   7,129,211
        22,095  Rock-Tenn Co. Cl A                                         788,571
                                                                    --------------
                                                                        10,918,794
                                                                    --------------
DISTRIBUTORS -- 0.1%
        17,040  Genuine Parts Co.                                          749,930
       370,000  Li & Fung Ltd. ORD                                       1,398,723
                                                                    --------------
                                                                         2,148,653
                                                                    --------------
DIVERSIFIED(4)
        60,100  iShares MSCI Japan Index Fund                              815,557
DIVERSIFIED CONSUMER SERVICES -- 0.3%
        18,000  DeVry Inc.                                               1,026,900
        55,000  H&R Block, Inc.                                          1,283,700
        11,500  ITT Educational Services Inc.(1)                           835,245
         4,216  MegaStudy Co., Ltd. ORD                                  1,467,861
                                                                    --------------
                                                                         4,613,706
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
       523,000  AMMB Holdings Bhd ORD                                      642,451
       283,638  Bank of America Corp.                                    9,646,528
       144,100  Bolsa de Mercadorias e Futuros - BM&F SA ORD             1,650,196
       233,258  Citigroup Inc.                                           5,106,018
        15,840  Deutsche Boerse AG ORD(2)                                2,272,758
         6,700  IntercontinentalExchange Inc.(1)                           925,940
       247,585  JPMorgan Chase & Co.                                    10,646,155
        16,290  McGraw-Hill Companies, Inc. (The)                          675,872
       102,100  Power Finance Corp. Ltd. ORD(1)                            339,647

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     1,263,000  Yuanta Financial Holding Co., Ltd. ORD(1)               $1,175,270
                                                                    --------------
                                                                        33,080,835
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
       407,613  AT&T Inc.                                               16,263,759
       269,231  Axtel, SAB de CV ORD(1)(2)                                 539,685
         1,831  CenturyTel Inc.                                             64,836
        14,230  Embarq Corp.                                               673,364
           907  FairPoint Communications, Inc.                               8,163
        19,900  GVT Holding SA ORD(1)                                      454,801
        17,410  Koninklijke KPN N.V. ORD                                   316,891
        70,310  Telefonica SA ORD                                        2,018,084
       179,721  Verizon Communications Inc.                              6,913,867
         3,402  Windstream Corp.                                            45,383
                                                                    --------------
                                                                        27,298,833
                                                                    --------------
ELECTRIC UTILITIES -- 1.2%
        50,887  CEZ AS ORD                                               4,204,492
        30,267  Duke Energy Corp.                                          559,334
         7,581  Edison International                                       403,537
        36,086  Entergy Corp.                                            4,358,107
        34,743  Exelon Corp.                                             3,057,384
        28,187  FPL Group, Inc.                                          1,903,186
        24,490  IDACORP, Inc.                                              750,863
        44,700  PPL Corp.                                                2,293,557
        82,810  Scottish and Southern Energy plc ORD                     2,414,400
         3,940  Southern Co.                                               142,628
        54,470  Westar Energy Inc.                                       1,307,280
                                                                    --------------
                                                                        21,394,768
                                                                    --------------
ELECTRICAL EQUIPMENT -- 1.5%
        67,330  ABB Ltd. ORD(1)                                          2,186,643
        11,300  ALSTOM Co. ORD                                           2,848,392
         7,667  American Superconductor Corp.(1)                           270,492
         6,240  Bharat Heavy Electricals Ltd. ORD                          246,144
       487,000  China High Speed Transmission Equipment Group
                Co., Ltd. ORD(1)                                           854,983
        49,300  Cooper Industries, Ltd. Cl A                             2,298,859
        89,299  Emerson Electric Co.                                     5,195,415
        10,000  First Solar Inc.(1)                                      2,675,400
        30,070  Gamesa Corporacion Tecnologica SA ORD                    1,556,367
        20,710  Hubbell Inc. Cl B                                          968,607
        59,600  JA Solar Holdings Co., Ltd. ADR(1)                       1,267,692
        51,000  Mitsubishi Electric Corp. ORD                              576,984

Shares/Principal Amount                                                      Value

        12,261  Q-Cells AG ORD(1)                                      $ 1,490,667
         4,940  Schneider Electric SA ORD                                  620,500
        31,170  Vestas Wind Systems AS ORD(1)                            4,290,165
                                                                    --------------
                                                                        27,347,310
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
       399,000  AU Optronics Corp. ORD                                     766,185
        72,076  Celestica Inc.(1)                                          640,035
       149,400  Flextronics International Ltd.(1)                        1,600,074
       136,760  Hon Hai Precision Industry Co., Ltd. ORD                   773,456
        61,360  Molex Inc.                                               1,708,262
       120,255  Tyco Electronics Ltd.                                    4,824,630
                                                                    --------------
                                                                        10,312,642
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 1.9%
        10,698  Aban Offshore Ltd. ORD(1)                                1,015,397
        51,300  Aker Solutions ASA ORD                                   1,448,272
       380,000  China Oilfield Services Ltd. ORD(1)                        738,228
        42,600  Dresser-Rand Group Inc.(1)                               1,717,632
        21,520  FMC Technologies Inc.(1)                                 1,546,212
        30,389  Halliburton Co.                                          1,476,298
        58,700  Helmerich & Payne, Inc.                                  3,677,555
       718,500  KNM Group Bhd ORD                                        1,541,227
        52,488  National Oilwell Varco, Inc.(1)                          4,373,299
         3,284  Noble Corp.                                                207,352
        62,000  Patterson-UTI Energy Inc.                                1,951,760
        89,364  Saipem SpA ORD(2)                                        4,103,976
     1,866,100  SapuraCrest Petroleum Bhd ORD                              806,340
        26,201  Schlumberger Ltd.                                        2,649,707
        16,110  Seadrill Ltd.                                              525,872
        16,594  Tenaris SA ADR(2)                                        1,017,212
        18,354  Transocean Inc.(1)                                       2,756,587
        84,200  Weatherford International Ltd.(1)                        3,842,046
                                                                    --------------
                                                                        35,394,972
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.3%
     4,058,000  Alliance Global Group Inc. ORD(1)                          317,213
        15,410  Carrefour SA ORD                                         1,080,478
        41,100  Costco Wholesale Corp.                                   2,931,252
        49,200  Kroger Co. (The)                                         1,359,888
        29,262  Safeway Inc.                                               932,580
        43,985  SYSCO Corp.                                              1,357,377
       449,434  Tesco plc ORD                                            3,686,293
        31,800  Walgreen Co.                                             1,145,436
       167,490  Wal-Mart Stores, Inc.                                    9,670,873

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        26,469  X5 Retail Group N.V. GDR(1)                               $979,353
                                                                    --------------
                                                                        23,460,743
                                                                    --------------
FOOD PRODUCTS -- 1.1%
        73,940  Cadbury plc ORD                                            987,093
        35,600  Campbell Soup Co.                                        1,191,888
        65,190  ConAgra Foods, Inc.                                      1,537,180
        17,923  Flowers Foods Inc.                                         504,174
        33,246  General Mills, Inc.                                      2,101,147
        15,570  Groupe Danone ORD                                        1,362,986
        16,180  H.J. Heinz Co.                                             807,544
        18,140  Hershey Co. (The)                                          710,907
        13,960  Kellogg Co.                                                723,268
       131,030  Kraft Foods Inc. Cl A                                    4,255,854
         8,940  Nestle SA ORD                                            4,394,543
        31,330  Unilever N.V. CVA                                        1,023,785
        30,400  Unilever N.V. New York Shares                              995,904
     1,118,000  Want Want China Holdings Ltd. ORD                          484,246
                                                                    --------------
                                                                        21,080,519
                                                                    --------------
GAS UTILITIES -- 0.2%
     3,086,000  China Gas Holdings Ltd. ORD(2)                           1,095,427
        11,564  ONEOK, Inc.                                                578,894
         1,091  Piedmont Natural Gas Co., Inc.                              29,490
        12,520  Southwest Gas Corp.                                        390,374
        22,460  WGL Holdings Inc.                                          783,629
                                                                    --------------
                                                                         2,877,814
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.3%
        96,297  Baxter International Inc.                                5,883,747
        27,060  Beckman Coulter, Inc.                                    1,877,693
        86,202  Becton, Dickinson & Co.                                  7,279,759
        18,300  C.R. Bard, Inc.                                          1,668,960
        31,200  DENTSPLY International Inc.                              1,264,848
         8,800  Gen-Probe Inc.(1)                                          501,072
         7,600  Idexx Laboratories, Inc.(1)                                383,800
         3,900  Intuitive Surgical Inc.(1)                               1,145,001
        68,500  Medtronic, Inc.                                          3,470,895
        19,600  Terumo Corp. ORD                                           975,818
                                                                    --------------
                                                                        24,451,593
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.7%
         5,772  Cardinal Health, Inc.                                      326,349
        11,300  Community Health Systems Inc.(1)                           407,139
        65,218  Express Scripts, Inc.(1)                                 4,702,870
        31,660  Fresenius Medical Care AG & Co. KGaA ORD(2)              1,764,259
        15,000  Laboratory Corp. of America Holdings(1)                  1,106,850

Shares/Principal Amount                                                      Value

        11,280  LifePoint Hospitals Inc.(1)                               $360,847
        65,100  Medco Health Solutions Inc.(1)                           3,154,095
         7,006  Owens & Minor Inc.                                         332,645
        12,300  Quest Diagnostics Inc.                                     620,043
         6,860  Universal Health Services, Inc. Cl B                       445,900
        14,500  VCA Antech Inc.(1)                                         454,865
                                                                    --------------
                                                                        13,675,862
                                                                    --------------
HEALTH CARE TECHNOLOGY(4)
        21,451  IMS Health Inc.                                            519,972
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
         8,940  Accor SA ORD                                               682,185
         8,131  Choice Hotels International Inc.                           281,739
       225,000  Compass Group plc ORD                                    1,671,216
         7,210  Ctrip.com International, Ltd. ADR                          420,920
        69,900  Darden Restaurants, Inc.                                 2,394,075
        24,430  International Speedway Corp. Cl A                        1,084,203
        93,173  McDonald's Corp.                                         5,527,023
       102,195  Melco PBL Entertainment (Macau) Ltd. ADR(1)(2)           1,215,099
         3,066  Orascom Development Holding AG ORD(1)                      473,457
        15,300  Panera Bread Co. Cl A(1)(2)                                794,682
        47,780  Speedway Motorsports Inc.                                1,217,912
        15,500  Starbucks Corporation(1)                                   281,945
       208,380  TUI Travel plc ORD                                       1,008,113
        11,012  WMS Industries Inc.(1)                                     407,884
        41,697  Yum! Brands, Inc.                                        1,655,371
                                                                    --------------
                                                                        19,115,824
                                                                    --------------
HOUSEHOLD DURABLES -- 0.4%
        15,015  Gafisa SA ADR                                              670,870
        24,700  KB Home(2)                                                 506,597
        11,100  Mohawk Industries Inc.(1)(2)                               833,388
        56,500  Newell Rubbermaid Inc.                                   1,134,519
         1,556  NVR, Inc.(1)                                               879,716
        64,800  Rossi Residencial SA ORD                                   633,788
        20,600  Sony Corp. ORD                                           1,031,465
        12,485  Tupperware Brands Corp.                                    478,176
         5,010  Whirlpool Corp.                                            369,137
                                                                    --------------
                                                                         6,537,656
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.9%
        25,250  Clorox Co.                                               1,442,533
        13,085  Colgate-Palmolive Co.                                      973,001
        66,230  Kimberly-Clark Corp.                                     4,225,474
        97,068  Procter & Gamble Co. (The)                               6,411,341

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        49,795  Reckitt Benckiser Group plc ORD                        $ 2,933,225
                                                                    --------------
                                                                        15,985,574
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
       304,000  China Resources Power Holdings Co. ORD                     843,411
       206,400  International Power plc ORD                              1,817,189
        28,700  NRG Energy Inc.(1)                                       1,193,633
       135,779  Reliant Energy, Inc.(1)                                  3,470,512
                                                                    --------------
                                                                         7,324,745
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.4%
         9,970  3M Co.                                                     773,273
        61,597  Enka Insaat ve Sanayi AS ORD                               739,083
       573,932  General Electric Co.                                    17,631,192
        58,000  Keppel Corp. Ltd. ORD                                      516,294
        48,081  McDermott International, Inc.(1)                         2,982,464
         6,030  Siemens AG ORD                                             684,053
        59,518  Tyco International Ltd.                                  2,689,618
                                                                    --------------
                                                                        26,015,977
                                                                    --------------
INSURANCE -- 2.1%
        29,449  Ace, Ltd.                                                1,769,001
        23,380  Admiral Group plc ORD                                      403,812
        47,400  Aflac Inc.                                               3,181,962
        68,450  Allstate Corp.                                           3,486,844
       142,792  American International Group, Inc.                       5,140,513
        31,654  Arch Capital Group Ltd.(1)                               2,227,175
        25,989  Aspen Insurance Holdings Ltd.                              664,279
        40,993  AXA SA ORD                                               1,448,281
        24,429  Axis Capital Holdings Ltd.                                 856,236
            10  Berkshire Hathaway Inc. Cl A(1)                          1,346,500
       275,000  Cathay Financial Holding Co., Ltd. ORD                     702,589
        39,570  Chubb Corp.                                              2,127,283
        10,000  Genworth Financial Inc. Cl A                               221,000
        38,830  Hartford Financial Services Group Inc. (The)             2,759,648
        32,400  Loews Corp.                                              1,606,068
        63,280  Marsh & McLennan Companies, Inc.                         1,723,114
        31,730  MetLife, Inc.                                            1,904,752
         6,471  Platinum Underwriters Holdings, Ltd.                       229,526
        37,023  QBE Insurance Group Ltd. ORD                               865,391
           457  Sony Financial Holdings Inc. ORD(2)                      1,867,871

Shares/Principal Amount                                                      Value

        20,700  Torchmark Corp.                                        $ 1,312,587
        16,994  Travelers Companies, Inc. (The)                            846,471
        62,144  Unum Group                                               1,496,428
                                                                    --------------
                                                                        38,187,331
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.2%
         9,154  Amazon.com, Inc.(1)                                        747,149
        16,000  priceline.com Inc.(1)                                    2,152,480
                                                                    --------------
                                                                         2,899,629
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.5%
       204,129  Alibaba.com Ltd. ORD(1)(2)                                 379,298
        32,302  eBay Inc.(1)                                               969,383
         7,448  Google Inc. Cl A(1)                                      4,363,038
        27,100  Mercadolibre Inc.(1)                                     1,272,345
         3,533  NHN Corp. ORD(1)                                           732,198
        21,200  VeriSign, Inc.(1)                                          848,848
                                                                    --------------
                                                                         8,565,110
                                                                    --------------
IT SERVICES -- 1.6%
        96,509  Accenture Ltd. Cl A                                      3,939,497
         8,762  Computer Sciences Corp.(1)                                 430,652
        16,600  Fiserv, Inc.(1)                                            869,176
        28,600  Global Payments Inc.                                     1,350,492
        13,279  Hewitt Associates Inc. Cl A(1)                             520,006
        83,100  International Business Machines Corp.                   10,755,633
        14,300  MasterCard Inc. Cl A                                     4,413,695
        19,592  Metavante Technologies Inc.(1)                             498,812
       104,140  Rolta India Ltd. ORD                                       750,544
        15,360  Tata Consultancy Services Ltd. ORD                         378,590
        27,996  Visa Inc. Cl A(1)                                        2,417,735
       152,534  Western Union Co. (The)                                  3,605,904
                                                                    --------------
                                                                        29,930,736
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS(4)
           921  Hasbro, Inc.                                                33,377
         8,139  Polaris Industries Inc.(2)                                 388,393
        18,390  RC2 Corp.(1)                                               355,111
                                                                    --------------
                                                                           776,881
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
         5,300  Illumina, Inc.(1)                                          415,944
        43,754  Invitrogen Corp.(1)                                      2,010,934
        31,400  PAREXEL International Corp.(1)                             772,126
        20,500  QIAGEN N.V.(1)                                             408,155
       111,258  Thermo Fisher Scientific Inc.(1)                         6,566,447
                                                                    --------------
                                                                        10,173,606
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

MACHINERY -- 2.0%
        27,398  AGCO Corp.(1)                                          $ 1,655,661
        35,000  Bucyrus International, Inc.                              2,477,300
        69,143  Caterpillar Inc.                                         5,713,978
        17,425  Deere & Co.                                              1,417,350
        33,230  Doosan Infracore Co., Ltd. ORD                           1,092,316
        26,700  Dover Corp.                                              1,443,936
        31,400  Eaton Corp.                                              3,035,752
         9,100  Fanuc Ltd. ORD                                             988,099
        51,333  Flowserve Corp.                                          7,110,646
        40,058  GEA Group AG ORD                                         1,559,825
        31,800  Ingersoll-Rand Company Ltd. Cl A                         1,400,472
        34,000  Japan Steel Works Ltd. (The) ORD                           706,117
        28,000  Lupatech SA ORD(1)                                       1,093,715
        27,732  Parker-Hannifin Corp.                                    2,348,068
       674,000  PT United Tractors Tbk ORD                               1,045,550
        10,626  Taewoong Co. Ltd. ORD(1)                                 1,162,582
        14,171  Valmont Industries, Inc.                                 1,627,398
                                                                    --------------
                                                                        35,878,765
                                                                    --------------
MARINE -- 0.2%
       116,000  Mitsui O.S.K. Lines, Ltd. ORD                            1,750,175
       411,300  Thoresen Thai Agencies PCL ORD                             645,524
       450,000  U-Ming Marine Transport Corp. ORD                        1,453,021
                                                                    --------------
                                                                         3,848,720
                                                                    --------------
MEDIA -- 0.9%
        20,500  CBS Corp. Cl B                                             442,390
        88,042  Comcast Corp. Cl A                                       1,980,945
        13,353  DIRECTV Group, Inc. (The)(1)                               375,219
        54,911  DISH Network Corp. Cl A(1)                               1,927,925
        50,200  Gannett Co., Inc.                                        1,446,262
        18,977  Naspers Ltd. Cl N ORD                                      442,907
         6,278  Omnicom Group Inc.                                         307,685
        68,180  Reed Elsevier plc ORD                                      858,881
        88,120  SES SA Fiduciary Depositary Receipt                      2,330,501
       133,000  Time Warner Inc.                                         2,112,040
       109,597  Viacom Inc. Cl B(1)                                      3,925,764
        33,808  Walt Disney Co. (The)                                    1,135,949
                                                                    --------------
                                                                        17,286,468
                                                                    --------------
METALS & MINING -- 1.9%
        11,300  Agnico-Eagle Mines Ltd.                                    798,797
        28,858  Anglo American plc ORD                                   1,954,268
        28,234  Antofagasta plc ORD                                        385,590

Shares/Principal Amount                                                      Value

        57,942  Aquarius Platinum Ltd.                                    $949,113
        65,579  BHP Billiton Ltd. ORD                                    2,728,309
        17,400  Cia Siderurgica Nacional SA ADR                            855,558
        69,443  Cia Vale do Rio Doce ADR                                 2,762,443
        18,900  Cleveland-Cliffs Inc.                                    2,016,630
        38,843  Exxaro Resources Ltd. ORD                                  804,414
        49,596  Freeport-McMoRan Copper & Gold, Inc.                     5,738,753
        21,611  Impala Platinum Holdings Ltd. ORD                          923,545
        19,110  Jindal Steel & Power Ltd. ORD                            1,060,387
       137,000  Kobe Steel Ltd. ORD                                        450,820
        20,266  Kumba Iron Ore Ltd. ORD(2)                                 905,984
        43,131  Mechel OAO ADR(1)                                        2,485,208
         7,490  Newmont Mining Corporation                                 356,000
        91,000  Norsk Hydro ASA ORD(2)                                   1,445,096
        18,100  Nucor Corp.                                              1,353,880
        27,190  Rio Tinto Ltd. ORD(2)                                    3,588,623
         9,695  Sesa GOA Ltd. ORD                                          986,988
           843  Southern Copper Corp.                                       92,924
        33,300  Timminco Ltd. ORD(1)(2)                                  1,022,346
       524,000  Tung Ho Steel Enterprise Corp. ORD                       1,094,090
                                                                    --------------
                                                                        34,759,766
                                                                    --------------
MULTI-UTILITIES -- 0.2%
         4,875  Public Service Enterprise Group Inc.                       215,768
        37,380  Puget Energy, Inc.                                       1,046,266
         1,223  Sempra Energy                                               70,702
        15,270  Suez SA ORD                                              1,137,890
        21,700  Wisconsin Energy Corp.                                   1,042,468
        20,930  Xcel Energy Inc.                                           446,018
                                                                    --------------
                                                                         3,959,112
                                                                    --------------
MULTILINE RETAIL -- 0.5%
       111,175  Big Lots, Inc.(1)                                        3,453,095
        30,098  Dollar Tree, Inc.(1)                                     1,110,616
        82,000  Family Dollar Stores, Inc.                               1,754,800
        25,500  Kohl's Corp.(1)                                          1,142,400
        30,976  Lojas Renner SA ORD                                        765,218
       115,500  Parkson Retail Group Ltd. ORD(2)                           991,664
         4,680  Target Corp.                                               249,725
                                                                    --------------
                                                                         9,467,518
                                                                    --------------
OFFICE ELECTRONICS -- 0.2%
        26,800  Canon, Inc. ORD                                          1,446,107
       164,995  Xerox Corp.(1)                                           2,240,632
                                                                    --------------
                                                                         3,686,739
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

OIL, GAS & CONSUMABLE FUELS -- 7.0%
        30,600  Alpha Natural Resources, Inc.(1)                       $ 2,499,408
        28,948  Apache Corp.                                             3,880,769
       152,300  BG Group plc ORD                                         3,819,023
        41,430  BP plc ADR                                               3,004,089
       115,344  Chevron Corp.                                           11,436,358
       156,500  China Shenhua Energy Co. Ltd. H Shares ORD                 697,913
       724,000  CNOOC Ltd. ORD                                           1,261,785
       133,801  ConocoPhillips                                          12,456,873
        24,700  CONSOL Energy Inc.                                       2,409,732
        35,200  Devon Energy Corp.                                       4,081,088
        12,840  EnCana Corp.                                             1,160,351
        89,490  ENI SpA ORD                                              3,644,769
         4,500  EOG Resources Inc.                                         578,835
         4,770  Equitable Resources Inc.                                   334,997
       330,461  Exxon Mobil Corp.                                       29,331,719
        12,500  Foundation Coal Holdings, Inc.                             834,125
         5,965  Hess Corp.                                                 732,562
        49,737  OAO Gazprom ADR(1)                                       3,004,115
        26,324  OAO LUKOIL ORD                                           2,945,656
        31,234  Occidental Petroleum Corp.                               2,871,342
        28,920  Oil & Gas Development Co. Ltd. GDR                         556,710
        89,419  PetroHawk Energy Corp.(1)                                2,627,130
        65,424  Petroleo Brasileiro SA ADR                               4,612,392
     1,590,000  PT Bumi Resources Tbk ORD                                1,374,074
        32,700  Quicksilver Resources Inc.(1)                            1,191,261
        25,109  Reliance Industries Ltd. ORD                             1,431,439
        61,860  Royal Dutch Shell plc ADR                                5,288,411
        24,706  Sasol Ltd. ORD                                           1,536,562
        35,600  Southwestern Energy Co.(1)                               1,578,504
        27,505  Stone Energy Corp.(1)                                    1,858,788
        23,350  Suncor Energy Inc. ORD                                   1,593,803
        16,198  Sunoco, Inc.                                               720,325
        58,660  Total SA ORD                                             5,118,625
        17,800  Ultra Petroleum Corp.(1)                                 1,548,066
        26,684  Valero Energy Corp.                                      1,356,615
        27,303  W&T Offshore Inc.                                        1,522,415
         9,784  Williams Companies, Inc. (The)                             372,183
        48,500  XTO Energy Inc.                                          3,085,570
                                                                    --------------
                                                                       128,358,382
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.2%
        17,300  International Paper Company                                470,906

Shares/Principal Amount                                                      Value

        39,470  Weyerhaeuser Co.                                       $ 2,460,165
                                                                    --------------
                                                                         2,931,071
                                                                    --------------
PERSONAL PRODUCTS -- 0.1%
         4,263  Herbalife Ltd.                                             164,296
        10,350  Oriflame Cosmetics SA SDR                                  735,022
        36,000  Shiseido Co., Ltd. ORD                                     882,503
                                                                    --------------
                                                                         1,781,821
                                                                    --------------
PHARMACEUTICALS -- 2.8%
        38,960  Abbott Laboratories                                      2,195,396
        51,552  Allergan, Inc.                                           2,970,426
           682  Barr Pharmaceuticals Inc.(1)                                29,872
        46,190  Bristol-Myers Squibb Co.                                 1,052,670
       112,306  Eli Lilly & Co.                                          5,406,412
        67,068  GlaxoSmithKline plc ORD                                  1,479,191
       230,464  Johnson & Johnson                                       15,381,168
        61,072  Merck & Co., Inc.                                        2,379,365
        29,140  Novartis AG ORD                                          1,530,227
        76,755  Novo Nordisk AS B Shares ORD(2)                          4,994,069
        17,066  OJSC Pharmstandard GDR(1)                                  494,914
       467,993  Pfizer Inc.                                              9,060,345
         7,552  Roche Holding AG ORD                                     1,301,644
        46,643  Schering-Plough Corp.                                      951,517
         8,121  Sepracor Inc.(1)                                           175,495
        50,600  Wyeth                                                    2,250,182
                                                                    --------------
                                                                        51,652,893
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
        11,100  Digital Realty Trust Inc.                                  469,530
         2,835  Equity Residential                                         119,892
         5,596  Host Hotels & Resorts Inc.                                  96,195
         1,107  Public Storage Inc.                                         97,560
        18,300  Weingarten Realty Investors                                631,350
                                                                    --------------
                                                                         1,414,527
                                                                    --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
       582,000  Agile Property Holdings Ltd. ORD(2)                        760,731
        19,586  LPS Brasil - Consultoria de Imoveis SA ORD                 389,145
        39,000  Sumitomo Realty & Development Co. Ltd. ORD                 998,577
        32,000  Sun Hung Kai Properties Ltd. ORD                           514,228
                                                                    --------------
                                                                         2,662,681
                                                                    --------------
ROAD & RAIL -- 0.5%
         7,346  Burlington Northern Santa Fe Corp.                         830,465
        41,556  CSX Corp.                                                2,869,858

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        33,343  Globaltrans Investment plc GDR (Acquired
                4/30/08, Cost $447,629)(1)(3)                             $512,815
        18,710  Heartland Express, Inc.                                    288,134
        26,600  Kansas City Southern Industries, Inc.(1)                 1,328,936
         9,713  Norfolk Southern Corp.                                     654,462
        34,326  Union Pacific Corp.                                      2,825,373
        21,400  YRC Worldwide Inc.(1)(2)                                   373,644
                                                                    --------------
                                                                         9,683,687
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
       148,800  Altera Corp.                                             3,443,232
       115,445  Amkor Technology Inc.(1)                                 1,230,644
        69,600  Applied Materials, Inc.                                  1,378,776
        41,090  ASML Holding N.V. ORD                                    1,229,253
        44,900  Broadcom Corp. Cl A(1)                                   1,288,181
       270,161  Intel Corp.                                              6,262,333
        10,160  KLA-Tencor Corp.                                           468,579
       109,900  Linear Technology Corp.                                  4,041,023
        37,490  LSI Corp.(1)                                               272,552
        47,300  Marvell Technology Group Ltd.                              821,128
        80,000  MediaTek Inc. ORD                                          999,589
        57,800  MEMC Electronic Materials Inc.(1)                        3,968,548
        64,300  Microsemi Corp.(1)                                       1,761,820
        76,276  National Semiconductor Corp.                             1,605,610
        18,311  NVIDIA Corp.(1)                                            452,282
       155,200  PMC-Sierra, Inc.(1)                                      1,320,752
         5,947  Samsung Electronics ORD                                  4,285,657
       673,000  Taiwan Semiconductor Manufacturing Co. Ltd. ORD          1,451,666
       115,500  Teradyne, Inc.(1)                                        1,586,970
       126,104  Texas Instruments Inc.                                   4,095,858
        96,600  Xilinx, Inc.                                             2,627,520
                                                                    --------------
                                                                        44,591,973
                                                                    --------------
SOFTWARE -- 1.8%
       114,124  Activision, Inc.(1)                                      3,851,685
        87,631  Adobe Systems Inc.(1)                                    3,861,022
        30,400  Konami Corp. ORD                                         1,109,910
        22,900  McAfee Inc.(1)                                             830,125
       294,719  Microsoft Corp.                                          8,346,442
         7,400  Nintendo Co., Ltd. ORD                                   4,070,175
       187,617  Oracle Corp.(1)                                          4,285,172
        26,200  Salesforce.com Inc.(1)                                   1,894,522
       158,289  Symantec Corp.(1)                                        3,439,620

Shares/Principal Amount                                                      Value

        10,027  Ubisoft Entertainment SA ORD(1)                           $971,818
                                                                    --------------
                                                                        32,660,491
                                                                    --------------
SPECIALTY RETAIL -- 1.9%
        40,700  Advance Auto Parts, Inc.                                 1,640,210
        24,000  Aeropostale Inc.(1)                                        838,560
        61,600  AnnTaylor Stores Corporation(1)                          1,686,608
        29,547  AutoZone, Inc.(1)                                        3,739,468
        59,607  Best Buy Co., Inc.                                       2,783,051
        25,000  Children's Place Retail Stores, Inc. (The)(1)              860,500
        40,490  Delek Automotive Systems Ltd. ORD                          756,905
        31,054  Dufry South America Ltd. BDR(1)                            737,382
        47,900  Esprit Holdings Ltd. ORD                                   559,807
         5,300  FAST RETAILING CO. LTD. ORD                                458,378
        32,500  GameStop Corp. Cl A(1)                                   1,612,000
       165,530  Gap, Inc. (The)                                          3,020,923
        17,300  Guess?, Inc.                                               706,359
        40,900  Home Depot, Inc. (The)                                   1,119,024
       125,120  Lowe's Companies, Inc.                                   3,002,880
        81,282  RadioShack Corp.                                         1,190,781
        32,436  Ross Stores, Inc.                                        1,187,806
        54,700  Staples, Inc.                                            1,282,715
        95,062  TJX Companies, Inc. (The)                                3,047,688
       112,600  Urban Outfitters Inc.(1)                                 3,624,594
         4,370  Yamada Denki Co. Ltd. ORD                                  339,405
                                                                    --------------
                                                                        34,195,044
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
        17,310  adidas AG ORD                                            1,220,430
        69,287  Burberry Group plc ORD                                     686,184
        22,200  Coach Inc.(1)                                              805,860
        23,420  Compagnie Financiere Richemont SA Cl A ORD               1,458,976
         6,000  Deckers Outdoor Corp.(1)                                   820,320
        23,900  Hanesbrands Inc.(1)                                        788,700
        26,300  Phillips-Van Heusen Corp.                                1,194,809
        14,700  VF Corp.                                                 1,112,790
                                                                    --------------
                                                                         8,088,069
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
        74,039  Countrywide Financial Corp.(2)                             389,445
         6,652  Fannie Mae                                                 179,737
        67,400  Freddie Mac                                              1,713,308
        20,080  Housing Development Finance Corp. Ltd. ORD               1,225,399

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        29,400  MGIC Investment Corp.(2)                                  $353,388
        37,500  Washington Mutual, Inc.(2)                                 338,250
                                                                    --------------
                                                                         4,199,527
                                                                    --------------
TOBACCO -- 0.3%
        60,831  Altria Group Inc.                                        1,354,098
        45,770  British American Tobacco plc ORD                         1,711,597
        44,801  Philip Morris International Inc.(1)                      2,359,221
        17,995  Universal Corp.                                            892,732
                                                                    --------------
                                                                         6,317,648
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
       130,000  Marubeni Corp. ORD                                       1,158,843
        60,300  Mitsubishi Corp. ORD                                     2,081,479
                                                                    --------------
                                                                         3,240,322
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE -- 0.1%
        77,532  Cintra Concesiones de Infraestructuras de
                Transporte SA ORD(2)                                     1,192,898
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
        27,565  America Movil, SAB de CV ADR                             1,647,560
        65,640  American Tower Corp. Cl A(1)                             3,001,061
        42,590  Bharti Airtel Ltd. ORD(1)                                  884,884
        28,318  China Mobile Ltd. ADR                                    2,089,585
        79,500  China Mobile Ltd. ORD                                    1,168,526
        40,900  MetroPCS Communications, Inc.(1)                           868,716
        15,820  Millicom International Cellular SA(2)                    1,832,905
        72,800  NII Holdings, Inc.(1)                                    3,654,560
       124,913  SBA Communications Corp. Cl A(1)                         4,649,262
        99,900  Sprint Nextel Corp.                                        935,064
        62,002  Vivo Participacoes SA ADR(1)(2)                            434,634
       783,370  Vodafone Group plc ORD                                   2,517,505
                                                                    --------------
                                                                        23,684,262
                                                                    --------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $986,174,732)                                                  1,183,955,500
                                                                    --------------

Preferred Stocks -- 0.1%

HOUSEHOLD PRODUCTS(4)
        24,860  Henkel AG & Co. KGaA ORD                                 1,188,474
                                                                    --------------
METALS & MINING -- 0.1%
        23,400  Gerdau SA ORD                                            1,167,628
                                                                    --------------
TOTAL PREFERRED STOCKS
(Cost $2,299,394)                                                        2,356,102
                                                                    --------------

Shares/Principal Amount                                                      Value

Corporate Bonds -- 9.0%

AEROSPACE & DEFENSE -- 0.3%
      $ 30,000  Alliant Techsystems Inc., 6.75%, 4/1/16                    $29,775
        37,000  DRS Technologies, Inc., 6.625%, 2/1/16                      38,758
       418,000  DRS Technologies, Inc., 7.625%, 2/1/18                     452,485
       658,000  Honeywell International Inc., 5.30%, 3/15/17               654,070
       490,000  Honeywell International Inc., 5.30%, 3/1/18                484,273
        50,000  L-3 Communications Corp., 7.625%, 6/15/12                   51,063
       375,000  L-3 Communications Corp., 6.125%, 7/15/13                  365,625
       250,000  L-3 Communications Corp., 6.375%, 10/15/15                 242,188
       850,000  Lockheed Martin Corp., 6.15%, 9/1/36                       849,335
     1,190,000  United Technologies Corp., 4.375%, 5/1/10                1,201,695
     1,022,000  United Technologies Corp., 6.05%, 6/1/36                 1,011,790
       470,000  United Technologies Corp., 6.125%, 7/15/38                 461,647
                                                                    --------------
                                                                         5,842,704
                                                                    --------------
AUTOMOBILES -- 0.1%
       610,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                3/15/11                                                    622,118
       790,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13                                                   819,737
       250,000  Ford Motor Co., 7.45%, 7/16/31                             174,375
       475,000  General Motors Corp., 8.375%, 7/15/33(2)                   327,750
                                                                    --------------
                                                                         1,943,980
                                                                    --------------
BEVERAGES -- 0.3%
     1,320,000  Coca-Cola Co. (The), 5.35%, 11/15/17(5)                  1,330,179
     1,010,000  Diageo Capital plc, 5.75%, 10/23/17(5)                   1,008,409
       947,000  Miller Brewing Co. (SABMiller plc), 4.25%,
                8/15/08 (Acquired 8/6/03-1/6/04, Cost
                $949,588)(3)                                               949,102
       600,000  PepsiCo, Inc., 4.65%, 2/15/13                              607,873
     1,470,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                Cost $1,468,956)(3)                                      1,500,142
                                                                    --------------
                                                                         5,395,705
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

BUILDING PRODUCTS(4)
     $ 200,000  Nortek, Inc., 10.00%, 12/1/13 (Acquired 5/13/08,
                Cost $197,914)(3)                                         $199,750
                                                                    --------------
CAPITAL MARKETS -- 0.3%
     1,180,000  Credit Suisse, 5.00%, 5/15/13(5)                         1,159,319
     1,390,000  Deutsche Bank AG (London), 4.875%, 5/20/13               1,376,314
     1,370,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10                 1,343,107
     1,200,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18               1,178,434
       350,000  Morgan Stanley, 6.00%, 4/28/15                             338,412
       680,000  Morgan Stanley, 6.625%, 4/1/18                             670,515
                                                                    --------------
                                                                         6,066,101
                                                                    --------------
CHEMICALS -- 0.1%
       740,000  Air Products and Chemicals, Inc., 4.15%, 2/1/13            722,056
       250,000  Hexion US Finance Corp./Hexion Nova Scotia
                Finance ULC, 9.75%, 11/15/14                               276,250
       375,000  Ineos Group Holdings plc, 8.50%, 2/15/16
                (Acquired 5/14/07, Cost $378,750)(3)                       293,438
       530,000  Rohm and Haas Co., 5.60%, 3/15/13                          530,279
                                                                    --------------
                                                                         1,822,023
                                                                    --------------
COMMERCIAL BANKS -- 0.5%
       690,000  Fifth Third Bancorp, 6.25%, 5/1/13                         684,247
       580,000  KeyCorp, 6.50%, 5/14/13                                    569,610
     1,010,000  PNC Bank N.A., 4.875%, 9/21/17                             900,736
       640,000  PNC Bank N.A., 6.00%, 12/7/17                              615,363
       738,000  PNC Funding Corp., 5.125%, 12/14/10                        737,784
       680,000  Regions Bank, 7.50%, 5/15/18                               674,206
       240,000  SunTrust Banks, Inc., 7.25%, 3/15/18                       247,088
       839,000  Wachovia Bank N.A., 4.80%, 11/1/14                         786,727
     1,312,000  Wachovia Bank N.A., 4.875%, 2/1/15                       1,233,448
     1,161,000  Wells Fargo & Co., 4.625%, 8/9/10                        1,167,880
       770,000  Wells Fargo & Co., 4.375%, 1/31/13                         750,799
                                                                    --------------
                                                                         8,367,888
                                                                    --------------

Shares/Principal Amount                                                      Value

COMMERCIAL SERVICES & SUPPLIES -- 0.1%
     $ 470,000  Allied Waste North America, Inc., 6.375%, 4/15/11         $468,238
       150,000  Allied Waste North America, Inc., 7.875%, 4/15/13          154,125
        96,000  Allied Waste North America, Inc., 7.25%, 3/15/15            95,760
       600,000  Cenveo Corp., 7.875%, 12/1/13                              523,500
       596,000  Corrections Corp. of America, 6.25%, 3/15/13               590,039
        14,000  Corrections Corp. of America, 6.75%, 1/31/14                14,035
       510,000  Pitney Bowes, Inc., 5.75%, 9/15/17                         505,437
                                                                    --------------
                                                                         2,351,134
                                                                    --------------
COMMUNICATIONS EQUIPMENT(4)
       500,000  Nordic Telephone Co. Holdings ApS, 8.875%,
                5/1/16 (Acquired 5/5/06, Cost $521,875)(3)                 495,000
                                                                    --------------
COMPUTERS & PERIPHERALS -- 0.1%
     1,220,000  Hewlett-Packard Co., 4.50%, 3/1/13(5)                    1,207,363
                                                                    --------------
CONSUMER FINANCE -- 0.1%
       570,000  American Express Centurion Bank, 4.375%, 7/30/09           570,754
     1,700,000  American Express Centurion Bank, 5.55%,
                10/17/12(5)                                              1,684,800
                                                                    --------------
                                                                         2,255,554
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
       450,000  Ball Corp., 6.875%, 12/15/12                               459,000
       250,000  Graham Packaging Co. Inc., 8.50%, 10/15/12                 243,750
       477,000  Graham Packaging Co. Inc., 9.875%, 10/15/14                445,995
        30,000  Graphic Packaging International Corp., 9.50%,
                8/15/13                                                     30,375
       300,000  Smurfit-Stone Container Enterprises, Inc.,
                8.00%, 3/15/17                                             260,250
                                                                    --------------
                                                                         1,439,370
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
     1,865,000  Bank of America Corp., 4.375%, 12/1/10(5)                1,871,007
     1,170,000  Bank of America Corp., 4.90%, 5/1/13(5)                  1,155,203
     1,160,000  Bank of America Corp., 5.65%, 5/1/18(5)                  1,126,257
       944,000  Bank of America N.A., 5.30%, 3/15/17                       900,915

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 820,000  Bank of America N.A., 6.00%, 10/15/36                     $775,724
       710,000  Citigroup Inc., 5.50%, 4/11/13                             707,520
       680,000  Citigroup Inc., 6.125%, 5/15/18                            668,275
       300,000  Ford Motor Credit Co., 6.625%, 6/16/08                     299,862
       450,000  Ford Motor Credit Co., 7.375%, 10/28/09                    438,466
       450,000  Ford Motor Credit Co., 7.25%, 10/25/11                     402,180
       760,000  General Electric Capital Corp., 6.125%, 2/22/11            791,693
       470,000  General Electric Capital Corp., 4.80%, 5/1/13              467,619
     1,020,000  General Electric Capital Corp., 5.625%,
                9/15/17(5)                                               1,012,505
       440,000  General Motors Acceptance Corp., 6.875%, 9/15/11           371,218
       300,000  General Motors Acceptance Corp., 6.75%, 12/1/14            232,550
       470,000  John Deere Capital Corp., 4.50%, 4/3/13                    463,845
     1,198,000  John Deere Capital Corp., 5.50%, 4/13/17(5)              1,200,637
     1,020,000  Pricoa Global Funding I, 5.40%, 10/18/12
                (Acquired 10/11/07, Cost $1,017,970)(3)                  1,018,406
                                                                    --------------
                                                                        13,903,882
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
     1,162,000  AT&T Corp., 7.30%, 11/15/11(5)                           1,244,371
       800,000  AT&T Inc., 6.80%, 5/15/36                                  814,796
       230,000  AT&T Inc., 6.40%, 5/15/38                                  224,221
       130,000  BellSouth Corp., 6.875%, 10/15/31                          130,769
       750,000  British Telecommunications plc, 5.95%, 1/15/18             734,974
       325,000  Citizens Communications Co., 6.25%, 1/15/13                307,125
       492,000  Embarq Corp., 7.08%, 6/1/16                                478,966
       150,000  Intelsat Bermuda Ltd., 9.25%, 6/15/16                      152,250
       225,000  Level 3 Financing Inc., 9.25%, 11/1/14                     211,500
       500,000  MetroPCS Wireless, Inc., 9.25%, 11/1/14                    483,125
       675,000  Qwest Communications International Inc., 7.50%,
                2/15/14                                                    664,875
       745,000  Qwest Corp., 7.875%, 9/1/11                                761,763
       270,000  Qwest Corp., 7.50%, 10/1/14                                270,000

Shares/Principal Amount                                                      Value

    $1,250,000  Telecom Italia Capital SA, 4.00%, 1/15/10              $ 1,232,273
       660,000  Telefonica Emisiones SAU, 7.05%, 6/20/36                   695,259
       684,000  Verizon Communications Inc., 5.55%, 2/15/16                681,443
       510,000  Verizon Communications Inc., 5.50%, 2/15/18                498,762
       470,000  Verizon Communications Inc., 6.10%, 4/15/18                479,766
       486,000  Verizon Communications Inc., 6.25%, 4/1/37                 468,802
       770,000  Verizon Communications Inc., 6.40%, 2/15/38                754,576
                                                                    --------------
                                                                        11,289,616
                                                                    --------------
ELECTRIC UTILITIES -- 0.3%
     1,117,000  Carolina Power & Light Co., 5.15%, 4/1/15(5)             1,115,074
       543,000  Carolina Power & Light Co., 5.25%, 12/15/15                545,369
       902,000  Cleveland Electric Illuminating Co. (The),
                5.70%, 4/1/17                                              858,143
       225,000  Energy Future Holdings Corp., 10.875%, 11/1/17
                (Acquired 10/24/07, Cost $228,375)(3)                      235,688
       599,000  Florida Power Corp., 4.50%, 6/1/10                         606,716
       510,000  Florida Power Corp., 6.35%, 9/15/37                        523,499
       776,000  Southern California Edison Co., 5.625%, 2/1/36             726,675
       420,000  Toledo Edison Co. (The), 6.15%, 5/15/37                    369,709
                                                                    --------------
                                                                         4,980,873
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.1%
       325,000  Baldor Electric Co., 8.625%, 2/15/17                       333,125
       760,000  Rockwell Automation, Inc., 6.25%, 12/1/37                  754,427
                                                                    --------------
                                                                         1,087,552
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.3%
       780,000  CVS Caremark Corp., 5.75%, 6/1/17                          773,259
       350,000  SUPERVALU INC., 7.50%, 11/15/14                            362,250
     1,030,000  SYSCO Corp., 4.20%, 2/12/13                              1,005,742
     1,009,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10                    1,024,650
       480,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13                      476,886

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

    $1,054,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27                  $ 1,036,414
       810,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37                      830,864
       480,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38                      473,213
                                                                    --------------
                                                                         5,983,278
                                                                    --------------
FOOD PRODUCTS -- 0.3%
     1,560,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08 (Acquired 6/14/05-10/17/06, Cost
                $1,522,443)(3)(5)                                        1,558,177
       770,000  Cargill Inc., 5.20%, 1/22/13 (Acquired 1/16/08,
                Cost $769,361)(3)                                          764,175
     1,360,000  General Mills, Inc., 5.65%, 9/10/12(5)                   1,389,022
       520,000  Kellogg Co., 6.60%, 4/1/11                                 547,226
       760,000  Kellogg Co., 5.125%, 12/3/12                               768,200
       810,000  Kraft Foods Inc., 6.00%, 2/11/13                           821,950
       350,000  Smithfield Foods, Inc., 7.75%, 7/1/17                      346,500
                                                                    --------------
                                                                         6,195,250
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
       275,000  Bausch & Lomb Inc., 9.875%, 11/1/15 (Acquired
                10/16/07, Cost $281,875)(3)                                288,750
     1,160,000  Baxter Finco BV, 4.75%, 10/15/10(5)                      1,176,193
     1,130,000  Baxter International Inc., 5.90%, 9/1/16(5)              1,161,403
       470,000  Baxter International Inc., 5.375%, 6/1/18                  461,443
       510,000  Baxter International Inc., 6.25%, 12/1/37                  508,293
       175,000  Biomet, Inc., 11.625%, 10/15/17 (Acquired
                5/7/08, Cost $185,938)(3)                                  186,375
       200,000  LVB Acquisition Merger Sub, Inc., 10.00%,
                10/15/17 (Acquired 10/5/07, Cost $205,500)(3)              215,500
                                                                    --------------
                                                                         3,997,957
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
       150,000  Community Health Systems Inc., 8.875%, 7/15/15             155,438
        25,000  Fresenius Medical Care Capital Trust IV, 7.875%,
                6/15/11                                                     26,125
       125,000  HCA Inc., 9.25%, 11/15/16                                  132,344
       755,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15                                                   718,770

Shares/Principal Amount                                                      Value

     $ 125,000  Omnicare Inc., 6.875%, 12/15/15                           $116,563
       200,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15                203,000
                                                                    --------------
                                                                         1,352,240
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
        30,000  American Real Estate Partners L.P./American Real
                Estate Finance Corp., 7.125%, 2/15/13                       27,600
       238,569  Eldorado Casino Shreveport, 10.00%, 8/1/12                 237,376
       400,000  Majestic Star Casino LLC/Majestic Star Casino
                Capital Corp., 9.50%, 10/15/10(2)                          347,000
        46,000  Mandalay Resort Group, 9.375%, 2/15/10                      47,495
        75,000  Mandalay Resort Group, 6.375%, 12/15/11                     71,531
     1,220,000  McDonald's Corp., 5.35%, 3/1/18                          1,194,086
       530,000  McDonald's Corp., 6.30%, 10/15/37                          524,701
       565,000  MGM Mirage, 8.50%, 9/15/10                                 579,831
       350,000  MGM Mirage, 6.75%, 9/1/12(2)                               327,688
     1,280,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13             1,188,800
       350,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13              323,750
       275,000  Six Flags Inc., 8.875%, 2/1/10(2)                          250,250
       350,000  Six Flags Inc., 9.75%, 4/15/13                             231,000
       250,000  Station Casinos Inc., 6.875%, 3/1/16                       153,438
       375,000  Station Casinos Inc., 7.75%, 8/15/16(2)                    314,063
       530,000  Yum! Brands, Inc., 6.875%, 11/15/37                        504,382
                                                                    --------------
                                                                         6,322,991
                                                                    --------------
HOUSEHOLD DURABLES -- 0.1%
        70,000  D.R. Horton, Inc., 5.625%, 9/15/14                          60,200
       500,000  KB Home, 6.375%, 8/15/11                                   481,250
       500,000  Pulte Homes Inc., 7.875%, 8/1/11                           497,500
       175,000  Sealy Mattress Co., 8.25%, 6/15/14                         155,313
        95,000  Simmons Co., VRN, 0.00%, 12/15/09(6)                        70,775
        85,000  Standard Pacific Corp., 6.50%, 8/15/10                      78,200

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 275,000  Standard Pacific Corp., 9.25%, 4/15/12(2)                 $224,125
                                                                    --------------
                                                                         1,567,363
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.1%
       540,000  Kimberly-Clark Corp., 6.125%, 8/1/17                       567,749
       420,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                  403,369
                                                                    --------------
                                                                           971,118
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS(4)
       325,000  AES Corp. (The), 8.00%, 10/15/17                           327,844
       350,000  Reliant Energy, Inc., 7.625%, 6/15/14                      352,625
                                                                    --------------
                                                                           680,469
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.2%
     2,719,000  General Electric Co., 5.00%, 2/1/13(5)                   2,748,373
       530,000  General Electric Co., 5.25%, 12/6/17                       519,302
                                                                    --------------
                                                                         3,267,675
                                                                    --------------
INSURANCE -- 0.5%
     1,070,000  Allstate Financial Global Funding, 4.25%,
                9/10/08 (Acquired 9/3/03, Cost $1,067,903)(3)(5)         1,072,585
       400,000  Fairfax Financial Holdings Ltd., 7.75%, 6/15/17            392,000
       952,000  Hartford Financial Services Group Inc. (The),
                5.375%, 3/15/17                                            911,025
       490,000  Hartford Financial Services Group Inc. (The),
                6.30%, 3/15/18                                             497,013
       460,000  Hartford Financial Services Group Inc. (The),
                6.00%, 1/15/19                                             453,100
     1,000,000  Lincoln National Corp., 6.30%, 10/9/37                     945,764
     1,620,000  MetLife Global Funding I, 5.125%, 4/10/13
                (Acquired 4/7/08-4/8/08, Cost $1,621,555)(3)             1,596,759
     1,180,000  New York Life Global Funding, 4.65%, 5/9/13
                (Acquired 5/2/08, Cost $1,177,923)(3)                    1,165,158
       760,000  Prudential Financial, Inc., 6.00%, 12/1/17                 751,065
       600,000  Prudential Financial, Inc., 5.40%, 6/13/35                 495,139
       540,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37            508,741
                                                                    --------------
                                                                         8,788,349
                                                                    --------------

Shares/Principal Amount                                                      Value

IT SERVICES(4)
     $ 490,000  SunGard Data Systems Inc., 9.125%, 8/15/13                $507,150
       325,000  SunGard Data Systems Inc., 10.25%, 8/15/15                 339,625
                                                                    --------------
                                                                           846,775
                                                                    --------------
LEISURE FACILITIES(4)
        44,000  Universal City Development Partners, 11.75%,
                4/1/10                                                      45,375
        25,000  Universal City Florida Holding Co. I/Universal
                City Florida Holdings Co.II, 8.375%, 5/1/10                 24,938
                                                                    --------------
                                                                            70,313
                                                                    --------------
MACHINERY -- 0.1%
       540,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired
                5/15/07, Cost $539,757)(3)                                 525,939
       530,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12                                                    528,933
       200,000  Rental Service Corp., 9.50%, 12/1/14                       176,000
       125,000  SPX Corp., 7.625%, 12/15/14 (Acquired 12/10/07,
                Cost $125,000)(3)                                          130,156
                                                                    --------------
                                                                         1,361,028
                                                                    --------------
MEDIA -- 0.6%
       400,000  Cablevision Systems Corp., 8.00%, 4/15/12                  391,000
       325,000  Cadmus Communications Corp., 8.375%, 6/15/14               276,250
       806,000  CCH I, LLC/CCH I Capital Corp., 11.00%,
                10/1/15(2)                                                 689,130
       625,000  Cinemark Inc., VRN, 0.00%, 3/15/09(6)                      596,875
     1,100,000  Comcast Corp., 5.90%, 3/15/16(5)                         1,096,565
       470,000  Comcast Corp., 5.70%, 5/15/18                              456,830
       470,000  Comcast Corp., 6.40%, 5/15/38                              447,038
       428,000  CSC Holdings, Inc., 8.125%, 8/15/09                        437,095
       315,000  CSC Holdings, Inc., 6.75%, 4/15/12                         307,125
       500,000  Dex Media Inc., 8.00%, 11/15/13                            400,000
       500,000  DIRECTV Holdings LLC/DIRECTV Financing Co.,
                Inc., 8.375%, 3/15/13                                      518,750
       250,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15              206,250

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 275,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                1/15/13                                                   $264,000
       500,000  News America Holdings, 7.75%, 1/20/24                      533,520
       680,000  Pearson Dollar Finance Two plc, 6.25%, 5/6/18
                (Acquired 4/29/08, Cost $678,749)(3)                       676,043
       200,000  R.H. Donnelley Corp., 8.875%, 1/15/16                      138,000
        50,000  Rogers Cable Inc., 7.875%, 5/1/12                           54,483
     1,662,000  Rogers Cable Inc., 6.25%, 6/15/13                        1,717,344
     1,580,000  Time Warner Cable Inc., 5.40%, 7/2/12                    1,561,028
       450,000  Time Warner Inc., 5.50%, 11/15/11                          445,365
       130,000  Time Warner Inc., 7.625%, 4/15/31                          135,194
       350,000  Valassis Communications Inc., 8.25%, 3/1/15                329,000
                                                                    --------------
                                                                        11,676,885
                                                                    --------------
METALS & MINING -- 0.1%
       760,000  ArcelorMittal, 6.125%, 6/1/18 (Acquired 5/19/08,
                Cost $756,740)(3)                                          741,516
       325,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%,
                4/1/15                                                     344,950
       350,000  Tube City IMS Corp., 9.75%, 2/1/15                         336,000
       444,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                (Acquired 11/8/06, Cost $442,903)(3)                       420,462
                                                                    --------------
                                                                         1,842,928
                                                                    --------------
MULTI-UTILITIES -- 0.3%
       530,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17                                                    519,815
       680,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37          600,305
       130,000  CenterPoint Energy Transition Bond Co. II, LLC,
                5.17%, 8/1/19                                              126,024
     1,022,000  Consolidated Edison Co. of New York, Inc.,
                Series 2006 C, 5.50%, 9/15/16(5)                         1,019,958
       581,000  Dominion Resources Inc., 4.75%, 12/15/10                   586,892
     1,060,000  NSTAR Electric Co., 5.625%, 11/15/17                     1,071,258
       605,000  Pacific Gas and Electric Co., 6.05%, 3/1/34                582,582

Shares/Principal Amount                                                      Value

     $ 367,000  Pacific Gas and Electric Co., 5.80%, 3/1/37               $340,762
       490,000  Pacific Gas and Electric Co., 6.35%, 2/15/38               488,448
       120,000  Puget Sound Energy, Inc., 3.36%, 6/1/08                    120,000
        40,000  TECO Finance, Inc., 6.75%, 5/1/15                           40,297
                                                                    --------------
                                                                         5,496,341
                                                                    --------------
MULTILINE RETAIL -- 0.1%
       395,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12            372,578
        25,000  J.C. Penney Corp., Inc., 6.875%, 10/15/15                   24,643
       520,000  Kohl's Corp., 6.875%, 12/15/37                             474,428
     1,310,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(5)         1,231,275
                                                                    --------------
                                                                         2,102,924
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
       530,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17            523,451
       520,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39             530,626
       125,000  Chesapeake Energy Corp., 7.625%, 7/15/13                   127,813
       450,000  Chesapeake Energy Corp., 7.50%, 6/15/14                    455,063
       980,000  Enbridge Energy Partners, L.P., 6.50%, 4/15/18
                (Acquired 3/31/08, Cost $974,767)(3)                       981,382
     1,767,000  Enterprise Products Operating L.P., 4.95%,
                6/1/10(5)                                                1,768,457
       570,000  Enterprise Products Operating L.P., 6.30%,
                9/15/17                                                    568,153
       550,000  Forest Oil Corp., 7.75%, 5/1/14                            558,250
        70,000  Kerr-McGee Corp., 6.95%, 7/1/24                             73,287
       575,000  Massey Energy Co., 6.625%, 11/15/10                        576,438
       230,000  Massey Energy Co., 6.875%, 12/15/13                        227,700
       810,000  Nexen Inc., 6.40%, 5/15/37                                 781,777
       300,000  Pacific Energy Partners L.P./Pacific Energy
                Finance Corp., 7.125%, 6/15/14                             301,861
       100,000  PetroHawk Energy Corp., 7.875%, 6/1/15 (Acquired
                5/9/08, Cost $100,000)(3)                                  100,375
     1,379,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11        1,407,815

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 275,000  Range Resources Corp., 7.375%, 7/15/13                    $280,500
        75,000  Range Resources Corp., 6.375%, 3/15/15                      73,688
       350,000  Sabine Pass LNG, L.P., 7.50%, 11/30/16                     321,563
       560,000  Tesoro Corp., 6.25%, 11/1/12                               531,300
       470,000  Tesoro Corp., 6.50%, 6/1/17                                422,413
       260,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37                239,236
       200,000  Williams Companies, Inc. (The), 8.125%, 3/15/12            218,000
       770,000  XTO Energy Inc., 5.30%, 6/30/15                            755,242
       612,000  XTO Energy Inc., 6.10%, 4/1/36                             582,507
       240,000  XTO Energy Inc., 6.375%, 6/15/38                           230,718
                                                                    --------------
                                                                        12,637,615
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.1%
       269,000  Boise Cascade LLC, 7.125%, 10/15/14                        236,048
       550,000  Georgia-Pacific Corp., 7.70%, 6/15/15                      548,624
       175,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired
                12/13/06, Cost $175,000)(3)                                173,688
        36,000  Jefferson Smurfit Corp., 8.25%, 10/1/12                     33,300
       250,000  NewPage Corp., 10.00%, 5/1/12 (Acquired
                12/19/07, Cost $253,125)(3)                                267,500
       200,000  Verso Paper Holdings LLC/Verso Paper Inc.,
                9.125%, 8/1/14                                             206,500
                                                                    --------------
                                                                         1,465,660
                                                                    --------------
PHARMACEUTICALS -- 0.4%
     1,015,000  Abbott Laboratories, 5.875%, 5/15/16(5)                  1,050,963
       530,000  Abbott Laboratories, 6.15%, 11/30/37                       530,354
     2,280,000  AstraZeneca plc, 5.40%, 9/15/12(5)                       2,325,740
       790,000  AstraZeneca plc, 5.90%, 9/15/17                            809,248
     1,180,000  GlaxoSmithKline Capital Inc., 4.85%, 5/15/13(5)          1,176,117
       710,000  GlaxoSmithKline Capital Inc., 6.375%, 5/15/38              703,401
       568,000  Wyeth, 5.95%, 4/1/37                                       541,302
                                                                    --------------
                                                                         7,137,125
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
       550,000  Host Marriott L.P., 7.00%, 8/15/12                         552,063

Shares/Principal Amount                                                      Value

    $1,100,000  ProLogis, 5.625%, 11/15/16                             $ 1,021,223
                                                                    --------------
                                                                         1,573,286
                                                                    --------------
ROAD & RAIL -- 0.1%
       465,000  Hertz Corp., 8.875%, 1/1/14                                465,000
       375,000  Hertz Corp., 10.50%, 1/1/16(2)                             375,938
       770,000  Union Pacific Corp., 5.75%, 11/15/17                       764,166
                                                                    --------------
                                                                         1,605,104
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(4)
        53,000  STATS ChipPAC Ltd., 6.75%, 11/15/11                         53,464
                                                                    --------------
SOFTWARE -- 0.2%
       571,000  Intuit Inc., 5.75%, 3/15/17                                542,074
     1,227,000  Oracle Corp., 5.00%, 1/15/11                             1,253,111
     2,360,000  Oracle Corp., 5.75%, 4/15/18                             2,350,116
                                                                    --------------
                                                                         4,145,301
                                                                    --------------
SPECIALTY RETAIL -- 0.2%
       375,000  Asbury Automotive Group Inc., 8.00%, 3/15/14               342,188
       300,000  Asbury Automotive Group Inc., 7.625%, 3/15/17              253,500
       325,000  Claire's Stores Inc., 9.25%, 6/1/15(2)                     219,375
       450,000  Couche-Tard U.S. L.P./Couche-Tard Financing
                Corp., 7.50%, 12/15/13                                     457,875
       670,000  GSC Holdings Corp., 8.00%, 10/1/12                         710,199
       530,000  Lowe's Companies, Inc., 5.60%, 9/15/12                     540,456
       275,000  Michaels Stores, Inc., 10.00%, 11/1/14(2)                  255,750
        29,000  Rent-A-Center Inc., 7.50%, 5/1/10                           28,493
       375,000  Toys "R" Us, Inc., 7.375%, 10/15/18                        289,688
        56,000  Visant Corp., 7.625%, 10/1/12                               56,210
                                                                    --------------
                                                                         3,153,734
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS(4)
       575,000  Perry Ellis International, Inc., 8.875%, 9/15/13           547,688
        38,000  Phillips-Van Heusen Corp., 7.25%, 2/15/11                   38,570
                                                                    --------------
                                                                           586,258
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
       475,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired
                8/1/06-10/5/06, Cost $488,500)(3)                          425,125

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

     $ 550,000  United Rentals North America, Inc., 6.50%,
                2/15/12(2)                                                $510,125
       161,000  United Rentals North America, Inc., 7.75%,
                11/15/13                                                   138,058
                                                                    --------------
                                                                         1,073,308
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
       200,000  Alltel Corp., 7.00%, 7/1/12                                176,000
       225,000  Cricket Communications, Inc., 9.375%, 11/1/14              218,250
       300,000  Rural Cellular Corp., 9.875%, 2/1/10                       309,000
       100,000  Syniverse Technologies Inc., 7.75%, 8/15/13                 96,500
       705,000  Vodafone Group plc, 5.625%, 2/27/17                        695,670
                                                                    --------------
                                                                         1,495,420
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $169,449,857)                                                    166,098,654
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(7) -- 8.8%

         4,231  FHLMC, 6.50%, 12/1/12                                        4,390
        44,835  FHLMC, 7.00%, 6/1/14                                        47,030
       171,846  FHLMC, 6.50%, 6/1/16                                       178,450
       205,406  FHLMC, 6.50%, 6/1/16                                       213,301
     2,978,224  FHLMC, 4.50%, 1/1/19(5)                                  2,920,810
        76,335  FHLMC, 5.00%, 10/1/19                                       76,248
       426,170  FHLMC, 5.00%, 11/1/19                                      425,685
         8,745  FHLMC, 5.50%, 11/1/19                                        8,871
        11,479  FHLMC, 5.50%, 11/1/19                                       11,646
        11,789  FHLMC, 5.50%, 11/1/19                                       11,960
        12,707  FHLMC, 5.50%, 11/1/19                                       12,891
        16,539  FHLMC, 5.50%, 11/1/19                                       16,779
        11,268  FHLMC, 5.50%, 12/1/19                                       11,431
         8,070  FHLMC, 5.00%, 2/1/20                                         8,046
        16,782  FHLMC, 5.00%, 2/1/20                                        16,731
        15,933  FHLMC, 5.50%, 3/1/20                                        16,144
        21,388  FHLMC, 5.50%, 3/1/20                                        21,671
        44,670  FHLMC, 5.50%, 3/1/20                                        45,261
         8,874  FHLMC, 5.00%, 5/1/20                                         8,848
        26,775  FHLMC, 5.00%, 5/1/20                                        26,695
        53,460  FHLMC, 5.00%, 5/1/20                                        53,299
       309,204  FHLMC, 4.50%, 7/1/20                                       301,697
        97,606  FHLMC, 4.00%, 10/1/20                                       92,431
    11,749,885  FHLMC, 5.00%, 4/1/21(5)                                 11,714,495
         2,472  FHLMC, 8.00%, 6/1/26                                         2,674
         3,002  FHLMC, 8.00%, 6/1/26                                         3,247
        13,535  FHLMC, 8.00%, 6/1/26                                        14,639
         1,716  FHLMC, 8.00%, 7/1/26                                         1,856

Shares/Principal Amount                                                      Value

       $ 9,013  FHLMC, 7.00%, 8/1/29                                        $9,577
        24,896  FHLMC, 7.50%, 8/1/29                                        26,928
        54,772  FHLMC, 8.00%, 7/1/30                                        59,271
       100,620  FHLMC, 6.50%, 6/1/31                                       104,828
     1,416,375  FHLMC, 5.50%, 12/1/33(5)                                 1,412,303
        49,060  FHLMC, 6.50%, 5/1/34                                        50,805
       166,692  FHLMC, 5.50%, 6/1/35                                       165,900
        91,333  FHLMC, 5.00%, 9/1/35                                        88,445
       137,725  FHLMC, 5.00%, 9/1/35                                       133,370
       109,773  FHLMC, 5.50%, 10/1/35                                      109,252
       360,246  FHLMC, 5.50%, 10/1/35                                      358,535
       606,411  FHLMC, 5.00%, 11/1/35                                      587,233
       735,074  FHLMC, 5.00%, 11/1/35                                      711,827
        22,518  FHLMC, 6.50%, 3/1/36                                        23,276
        51,709  FHLMC, 6.50%, 3/1/36                                        53,451
       614,683  FHLMC, 6.50%, 7/1/47                                       627,529
    43,755,552  FNMA, 6.00%, settlement date 6/12/08(8)                 44,391,363
    14,682,000  FNMA, 6.50%, settlement date 6/12/08(8)                 15,138,522
        27,046  FNMA, 6.00%, 5/1/11                                         27,788
        28,224  FNMA, 6.50%, 3/1/12                                         29,330
         1,490  FNMA, 6.50%, 4/1/12                                          1,548
         4,524  FNMA, 6.50%, 4/1/12                                          4,702
        13,072  FNMA, 6.50%, 4/1/12                                         13,584
        34,164  FNMA, 6.50%, 4/1/12                                         35,502
        51,800  FNMA, 6.00%, 12/1/13                                        53,400
       118,236  FNMA, 5.32%, 4/1/14                                        119,545
       138,542  FNMA, 6.00%, 4/1/14                                        142,820
        34,830  FNMA, 7.50%, 6/1/15                                         36,325
       180,412  FNMA, 5.17%, 1/1/16                                        180,022
     3,679,228  FNMA, 4.50%, 5/1/19(5)                                   3,608,300
        32,377  FNMA, 4.00%, 6/1/19                                         30,791
       314,513  FNMA, 4.50%, 6/1/19                                        308,449
        34,125  FNMA, 4.50%, 12/1/19                                        33,467
        56,574  FNMA, 5.00%, 3/1/20                                         56,562
        56,662  FNMA, 5.00%, 3/1/20                                         56,545
        43,222  FNMA, 5.00%, 4/1/20                                         43,132
        13,294  FNMA, 5.00%, 5/1/20                                         13,267
        63,645  FNMA, 5.00%, 5/1/20                                         63,513
       241,119  FNMA, 5.00%, 7/1/20                                        240,619
         5,775  FNMA, 7.00%, 5/1/26                                          6,150
         7,903  FNMA, 7.00%, 6/1/26                                          8,416
        21,536  FNMA, 7.50%, 3/1/27                                         23,257
        48,557  FNMA, 6.50%, 4/1/29                                         50,573
        33,248  FNMA, 6.50%, 6/1/29                                         34,628
        99,000  FNMA, 6.50%, 6/1/29                                        103,108
        29,087  FNMA, 7.00%, 7/1/29                                         30,849
        30,859  FNMA, 7.00%, 7/1/29                                         32,744
       115,607  FNMA, 6.50%, 8/1/29                                        120,405

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

      $ 61,348  FNMA, 7.00%, 3/1/30                                        $65,064
        40,849  FNMA, 8.00%, 7/1/30                                         44,153
        32,579  FNMA, 7.50%, 9/1/30                                         35,086
       277,085  FNMA, 6.50%, 9/1/31                                        288,498
       134,596  FNMA, 7.00%, 9/1/31                                        142,676
       107,391  FNMA, 6.50%, 1/1/32                                        111,747
       750,375  FNMA, 7.00%, 6/1/32                                        795,549
       395,167  FNMA, 6.50%, 10/1/32                                       410,825
     1,207,578  FNMA, 5.50%, 6/1/33(5)                                   1,203,729
    11,328,166  FNMA, 5.50%, 7/1/33(5)                                  11,292,063
     2,995,231  FNMA, 5.50%, 8/1/33(5)                                   2,985,685
     4,373,906  FNMA, 5.00%, 11/1/33(5)                                  4,243,782
     5,160,357  FNMA, 5.50%, 1/1/34(5)                                   5,143,911
       258,432  FNMA, 5.50%, 9/1/34                                        257,366
       256,231  FNMA, 5.50%, 10/1/34                                       255,174
       490,610  FNMA, 6.00%, 10/1/34                                       499,472
     1,032,864  FNMA, 5.00%, 11/1/34                                     1,001,168
        13,109  FNMA, 5.50%, 3/1/35                                         13,043
        19,113  FNMA, 5.50%, 3/1/35                                         19,016
        28,119  FNMA, 5.50%, 3/1/35                                         27,977
        91,888  FNMA, 5.50%, 3/1/35                                         91,422
       105,799  FNMA, 5.50%, 3/1/35                                        105,263
       126,588  FNMA, 5.00%, 4/1/35                                        122,585
        13,097  FNMA, 6.00%, 5/1/35                                         13,312
       106,477  FNMA, 6.00%, 5/1/35                                        108,217
         2,778  FNMA, 6.00%, 6/1/35                                          2,824
        51,296  FNMA, 6.00%, 6/1/35                                         52,134
       198,236  FNMA, 6.00%, 6/1/35                                        201,476
       452,734  FNMA, 5.00%, 7/1/35                                        438,416
        81,963  FNMA, 5.50%, 7/1/35                                         81,548
        25,864  FNMA, 6.00%, 7/1/35                                         26,287
       197,581  FNMA, 6.00%, 7/1/35                                        200,810
       290,395  FNMA, 6.00%, 7/1/35                                        295,142
    10,371,944  FNMA, 5.00%, 8/1/35                                     10,043,932
        56,208  FNMA, 5.50%, 8/1/35                                         55,924
        45,756  FNMA, 6.00%, 8/1/35                                         46,504
     7,202,950  FNMA, 4.50%, 9/1/35(5)                                   6,729,284
         3,548  FNMA, 5.50%, 9/1/35                                          3,530
         9,295  FNMA, 5.50%, 9/1/35                                          9,248
        69,987  FNMA, 5.50%, 9/1/35                                         69,632
       215,793  FNMA, 5.50%, 9/1/35                                        214,701
       434,421  FNMA, 5.50%, 9/1/35                                        432,222
        66,470  FNMA, 5.00%, 10/1/35                                        64,368
     1,333,242  FNMA, 5.50%, 10/1/35(5)                                  1,326,493
       158,793  FNMA, 6.00%, 10/1/35                                       161,388
       577,256  FNMA, 5.50%, 11/1/35                                       574,334
       275,729  FNMA, 6.00%, 11/1/35                                       280,235
        18,274  FNMA, 6.50%, 11/1/35                                        18,873
        38,617  FNMA, 6.50%, 11/1/35                                        39,881

Shares/Principal Amount                                                      Value

     $ 129,995  FNMA, 6.50%, 12/1/35                                      $134,252
     4,807,837  FNMA, 5.50%, 4/1/36(5)                                   4,783,499
        69,753  FNMA, 6.50%, 4/1/36                                         72,015
       463,987  FNMA, 6.00%, 8/1/36                                        471,352
     1,456,459  FNMA, 5.00%, 10/1/36                                     1,409,034
     3,095,723  FNMA, 5.00%, 10/1/36                                     2,994,920
       275,324  FNMA, 6.00%, 5/1/37                                        279,636
       115,452  FNMA, 6.00%, 7/1/37                                        117,260
       270,238  FNMA, 6.50%, 8/1/37                                        277,286
     2,165,088  FNMA, 6.50%, 8/1/37                                      2,221,556
     4,714,581  FNMA, 6.50%, 8/1/37                                      4,837,542
       299,085  FNMA, 6.50%, 6/1/47                                        305,207
       747,390  FNMA, 6.50%, 8/1/47                                        762,688
     1,041,906  FNMA, 6.50%, 8/1/47(5)                                   1,063,233
       125,029  FNMA, 6.50%, 9/1/47                                        127,588
       881,968  FNMA, 6.50%, 9/1/47                                        900,021
       981,593  FNMA, 6.50%, 9/1/47(5)                                   1,001,685
     1,195,214  FNMA, 6.50%, 9/1/47(5)                                   1,219,678
     1,727,523  FNMA, 6.50%, 9/1/47(5)                                   1,762,883
         2,917  GNMA, 9.00%, 4/20/25                                         3,198
         6,227  GNMA, 7.50%, 10/15/25                                        6,705
         2,692  GNMA, 6.00%, 4/15/26                                         2,755
         2,972  GNMA, 6.00%, 4/15/26                                         3,042
         5,236  GNMA, 7.50%, 6/15/26                                         5,637
        41,693  GNMA, 7.00%, 12/15/27                                       44,716
        50,201  GNMA, 7.50%, 12/15/27                                       54,030
        39,256  GNMA, 6.50%, 1/15/28                                        40,798
        50,159  GNMA, 6.50%, 3/15/28                                        52,129
        64,478  GNMA, 6.00%, 5/15/28                                        66,016
        97,519  GNMA, 6.00%, 5/15/28                                        99,844
         1,677  GNMA, 6.50%, 5/15/28                                         1,743
        13,764  GNMA, 6.50%, 5/15/28                                        14,305
       119,748  GNMA, 7.00%, 5/15/31                                       128,135
        75,735  GNMA, 5.50%, 4/15/32                                        76,004
       756,052  GNMA, 5.50%, 11/15/32                                      758,746
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $162,437,480)                                                    162,574,089
                                                                    --------------

Collateralized Mortgage Obligations(7) -- 5.8%

     3,415,879  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37(5)                     3,234,953
    15,241,635  Banc of America Commercial Mortgage Inc.
                STRIPS - COUPON, Series 2004-1, Class XP, VRN,
                0.80%, 6/1/08                                              223,229

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

    $3,700,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(5)               $ 3,656,322
     2,200,000  Banc of America Commercial Mortgage Inc., Series
                2006-6, Class A3 SEQ, 5.37%, 12/10/16(5)                 2,115,516
     5,290,000  Banc of America Commercial Mortgage Inc., Series
                2007-4, Class A3 SEQ, 5.81%, 8/10/14(5)                  5,099,486
     1,163,397  Banc of America Large Loan, Series 2005 MIB1,
                Class A1, VRN, 2.66%, 6/15/08, resets monthly
                off the 1-month LIBOR plus 0.15% with no caps
                (Acquired 11/18/05, Cost $1,163,397)(3)(5)               1,106,936
    23,168,023  Bear Stearns Commercial Mortgage Securities
                Trust STRIPS - COUPON, Series 2004 T16, Class
                X2, VRN, 0.89%, 6/1/08                                     566,620
     3,354,521  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 2.62%,
                6/16/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps (Acquired 6/5/06, Cost
                $3,354,521)(3)(5)                                        3,201,689
     6,900,000  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
                12/1/38(5)                                               6,652,428
     6,786,379  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.06%,
                6/1/08                                                     212,027
       124,591  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 2.61%, 6/15/08,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps (Acquired 3/18/05, Cost $124,591)(3)          121,192
    10,247,663  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%,
                10/25/37(5)                                             10,070,029
     1,900,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34(5)                                               1,975,996

Shares/Principal Amount                                                      Value

    $2,400,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
                4/15/37(5)                                             $ 2,478,557
     2,100,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 2.69%, 6/15/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps (Acquired 7/24/07, Cost
                $2,100,000)(3)(5)                                        2,009,253
     3,434,675  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(5)          3,471,107
     2,650,000  FHLMC, Series 2926, Class EW SEQ, 5.00%,
                1/15/25(5)                                               2,566,933
     1,168,548  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(5)         1,172,644
     5,966,000  FHLMC, Series 3203, Class VN SEQ, 5.00%,
                6/15/22(5)                                               5,709,128
       857,202  FNMA, Series 2003-52, Class KF SEQ, VRN, 2.79%,
                6/25/08, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                             853,294
     5,784,267  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23(5)                                               5,835,225
     3,720,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, VRN, 4.31%,
                6/1/08(5)                                                3,697,036
       991,107  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 2.81%, 6/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps (Acquired 12/14/06, Cost
                $991,107)(3)                                               929,775
       793,415  GS Mortgage Securities Corp. II, Series 2007
                EOP, Class A1, VRN, 2.81%, 6/6/08, resets
                monthly off the 1-month LIBOR plus 0.09% with no
                caps                                                       735,544
     7,000,000  LB-UBS Commercial Mortgage Trust, Series 2003
                C3, Class A3 SEQ, 3.85%, 5/15/27(5)                      6,795,130
     2,100,000  LB-UBS Commercial Mortgage Trust, Series 2004
                C1, Class A2 SEQ, 3.62%, 1/15/29(5)                      2,084,237

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

    $5,700,000  LB-UBS Commercial Mortgage Trust, Series 2004
                C4, Class A2, VRN, 4.57%, 6/11/08(5)                   $ 5,706,737
     3,194,168  LB-UBS Commercial Mortgage Trust, Series 2005
                C2, Class A2 SEQ, 4.82%, 4/15/30(5)                      3,194,583
     4,600,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C3, Class A3 SEQ, 4.65%, 7/30/30(5)                      4,531,787
       800,000  LB-UBS Commercial Mortgage Trust, Series 2006
                C1, Class A4 SEQ, 5.16%, 2/15/31                           775,927
       451,968  Lehman Brothers Floating Rate Commercial
                Mortgage Trust, Series 2006 LLFA, Class A1, VRN,
                2.59%, 6/16/08, resets monthly off the 1-month
                LIBOR plus 0.08% with no caps (Acquired 8/7/06,
                Cost $451,968)(3)                                          427,034
        78,970  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  77,380
     2,338,978  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 2.58%, 6/15/08, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps
                (Acquired 10/31/06, Cost $2,338,978)(3)                  2,196,813
     2,153,425  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 2.51%, 6/25/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps                                                     2,070,977
     4,639,000  Wachovia Bank Commercial Mortgage Trust, Series
                2006 C23, Class A4, 5.42%, 1/15/45                       4,567,397
        88,523  Washington Mutual Asset Securities Corp., Series
                2003 C1A, Class A SEQ, 3.83%, 1/25/35 (Acquired
                2/3/06, Cost $85,753)(3)                                    87,165
     1,975,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, 4.59%,
                4/25/35                                                  1,969,581

Shares/Principal Amount                                                      Value

    $5,134,578  Wells Fargo Mortgage Backed Securities Trust,
                Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37          $ 5,070,257
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $108,520,735)                                                    107,249,924
                                                                    --------------

U.S. Treasury Securities -- 4.7%

     4,670,000  U.S. Treasury Bonds, 8.125%, 8/15/19(2)                  6,211,100
     2,535,000  U.S. Treasury Bonds, 8.125%, 8/15/21                     3,432,352
     1,479,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)                   1,789,129
     2,092,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)                   2,106,056
       250,000  U.S. Treasury Bonds, 4.375%, 2/15/38(2)                    236,739
    21,085,432  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                1/15/27                                                 21,905,802
    11,631,914  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12                                                 12,646,077
    13,166,772  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14                                                 13,792,206
       250,000  U.S. Treasury Notes, 2.625%, 5/31/10                       250,000
    13,365,000  U.S. Treasury Notes, 3.50%, 5/31/13                     13,420,345
     2,050,000  U.S. Treasury Notes, 10.625%, 8/15/15(2)                 2,926,697
     6,375,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)                   6,712,180
       250,000  U.S. Treasury Notes, 3.875%, 5/15/18(2)                    246,446
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $85,859,981)                                                      85,675,129
                                                                    --------------

Municipal Securities -- 1.5%

     8,140,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded
                at 100% of Par (MBIA)(5)(9)                              8,972,234
     7,890,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded
                at 100% of Par (FSA)(5)(9)                               8,750,562
     1,150,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(5)         1,080,333

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

    $6,000,000  Massachusetts GO, Series 2005 C, 5.00%, 9/1/15,
                Prerefunded at 100% of Par(5)(9)                       $ 6,647,940
     2,060,000  Orange County Housing Finance Auth. Rev., Series
                2002 B, (Millenia), VRDN, 2.48%, 6/4/08 (LOC:
                Keybank N.A.)                                            2,060,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $27,002,839)                                                      27,511,069
                                                                    --------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(7) -- 1.2%

     4,157,655  FHLMC, 6.80%, 8/1/36(5)                                  4,246,949
     5,686,307  FHLMC, 6.00%, 11/1/36(5)                                 5,826,270
     3,225,488  FNMA, 6.50%, 5/1/36(5)                                   3,313,415
     2,244,943  FNMA, 6.43%, 9/1/36(5)                                   2,303,091
     2,560,543  FNMA, 6.45%, 9/1/36(5)                                   2,645,289
     2,860,202  FNMA, 5.97%, 6/1/37(5)                                   2,933,886
                                                                    --------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $21,165,759)                                                      21,268,900
                                                                    --------------

U.S. Government Agency Securities -- 0.6%

     5,000,000  FHLMC, 2.875%, 4/30/10(5)                                4,977,175
     5,500,000  FNMA, 5.375%, 6/12/17(2)                                 5,816,877
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $11,022,914)                                                      10,794,052
                                                                    --------------

Asset-Backed Securities(7) -- 0.4%

       794,817  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 2.43%, 6/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              786,356
     2,100,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11(5)                                  2,124,982
        73,910  Goldman Sachs Auto Loan Trust, Series 2005-1,
                Class A3 SEQ, 4.45%, 5/17/10                                74,130
     1,191,803  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 2.43%, 6/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(5)         1,185,544

Shares/Principal Amount                                                      Value

      $ 59,615  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                Class A1, VRN, 2.45%, 6/25/08, resets monthly
                off the 1-month LIBOR plus 0.06% with no caps              $59,206
       978,332  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 2.91%, 7/25/08, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps                     974,716
       934,354  SLM Student Loan Trust, Series 2006-10, Class
                A2, VRN, 2.93%, 7/25/08, resets quarterly off
                the 3-month LIBOR plus 0.01% with no caps                  932,428
       304,092  Soundview Home Equity Loan Trust, Series 2006-3,
                Class A1, VRN, 2.43%, 6/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              303,566
       676,374  USAA Auto Owner Trust, Series 2006-1, Class A3
                SEQ, 5.01%, 9/15/10                                        680,065
        51,809  WFS Financial Owner Trust, Series 2005-3, Class
                A3A SEQ, 4.25%, 6/17/10                                     51,874
       407,117  World Omni Auto Receivables Trust, Series 2006
                A, Class A3 SEQ, 5.01%, 10/15/10                           409,120
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $7,572,051)                                                        7,581,987
                                                                    --------------

Commercial Paper -- 0.3%

     5,500,000  Cedar Springs Capital Co., 2.78%, 8/4/08
                (Acquired 5/29/08, Cost $5,471,544)(3)(5)
(Cost $5,472,818)                                                        5,470,620
                                                                    --------------

Sovereign Governments & Agencies -- 0.1%

       130,000  Hydro Quebec, 8.40%, 1/15/22                               171,379
        81,360  Overseas Private Investment Corp., 4.10%,
                11/15/14                                                    79,186
     1,290,000  Province of Quebec, 5.00%, 7/17/09                       1,313,546
                                                                    --------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $1,533,418)                                                        1,564,111
                                                                    --------------

------

Strategic Allocation: Moderate                                               Value

Temporary Cash Investments -- 4.3%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $80,848,453), in a joint trading account at
2.08%, dated 5/30/08, due 6/2/08 (Delivery value $79,213,728)(5)
(Cost $79,200,000)                                                    $ 79,200,000
                                                                    --------------

Temporary Cash Investments - Segregated for Futures Contracts -- 5.1%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 6.125%,
11/15/27, valued at $96,057,680), in a joint trading account at
2.20%, dated 5/30/08, due 6/2/08 (Delivery value $94,117,252)
(Cost $94,100,000)                                                      94,100,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(10) -- 3.5%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agenct), 2.30%, dated 5/30/08, due 6/2/08
(Delivery value $14,002,683)                                            14,000,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agenct), 2.35%, dated 5/30/08,
due 6/2/08 (Delivery value $10,001,958)                                 10,000,000

                                                                             Value

Repurchase Agreement, Credit Suisse Securities USA LLC,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agenct), 2.35%, dated 5/30/08,
due 6/2/08 (Delivery value $15,002,938)                               $ 15,000,000

Repurchase Agreement, Deutsche Bank Securities Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agenct), 2.30%, dated 5/30/08,
due 6/2/08 (Delivery value $14,002,683)                                 14,000,000

Repurchase Agreement, Lehman Brothers Inc./Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agenct), 2.30%, dated 5/30/08, due 6/2/08 (Delivery value
$12,150,993)                                                            12,148,665
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $65,148,665)                                                      65,148,665
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 109.9%
(Cost $1,826,960,643)                                                2,020,548,802
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (9.9)%                               (182,508,012)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,838,040,790
                                                                    ==============

Futures Contracts
                                                 Underlying Face     Unrealized
    Contracts Purchased       Expiration Date    Amount at Value     Gain (Loss)
       34  S&P 500 E-Mini
           Futures               June 2008         $ 2,381,275        $ 105,782
    1,125  U.S. Treasury
           2-Year Notes       September 2008       236,953,125        (441,984)
       57  U.S. Treasury
           5-Year Notes       September 2008        6,266,438         (65,144)
                                                  -------------     -------------
                                                  $245,600,838       $(401,346)
                                                  =============     =============

                                                 Underlying Face     Unrealized
      Contracts Sold          Expiration Date    Amount at Value     Gain (Loss)
       74  U.S. Long Bond     September 2008       $ 8,399,000        $158,818
      572  U.S. Treasury
           10-Year Notes      September 2008       64,296,375          461,459
                                                  -------------     -------------
                                                   $72,695,375        $620,277
                                                  =============     =============

------

Strategic Allocation: Moderate

Swap Agreements
                                                                      Unrealized
Notional Amount   Description of Agreement        Expiration Date    Gain (Loss)
CREDIT DEFAULT
      $5,500,000  Pay quarterly a fixed rate         June 2012         $171,272
                  equal to 0.35% multiplied by
                  the notional amount and
                  receive from Barclays Bank
                  plc upon each default event
                  of one of the issues of Dow
                  Jones CDX N.A. Investment
                  Grade 8, par value of the
                  proportional notional amount.
       2,845,000  Pay quarterly a fixed rate       September 2012       89,285
                  equal to 0.63% multiplied by
                  the notional amount and
                  receive from Deutsche Bank AG
                  upon each default event of
                  Morgan Stanley, par value of
                  the proportional notional
                  amount of Morgan Stanley,
                  6.60%, 4/1/12.
       1,290,000  Pay quarterly a fixed rate       December 2012        34,805
                  equal to 0.73% multiplied by
                  the notional amount and
                  receive from Barclays Bank
                  plc upon each default event
                  of American International
                  Group, Inc., par value of the
                  proportional notional amount
                  of American International
                  Group, Inc., 4.25%, 5/15/13.
       1,050,000  Pay quarterly a fixed rate       December 2012        2,377
                  equal to 2.45% multiplied by
                  the notional amount and
                  receive from Bank of America
                  N.A. upon each default event
                  of Toll Brothers, Inc., par
                  value of the proportional
                  notional amount of Toll
                  Brothers Finance Corp.,
                  6.875%, 11/15/12.
       1,050,000  Pay quarterly a fixed rate       December 2012       (14,955)
                  equal to 2.85% multiplied by
                  the notional amount and
                  receive from Barclays Bank
                  plc upon each default event
                  of Toll Brothers, Inc., par
                  value of the proportional
                  notional amount of Toll
                  Brothers Finance Corp.,
                  6.875%, 11/15/12.
         530,000  Pay quarterly a fixed rate         March 2013        (2,143)
                  equal to 0.70% multiplied by
                  the notional amount and
                  receive from Barclays Bank
                  plc upon each default event
                  of Rohm and Haas Co., par
                  value of the proportional
                  notional amount of Rohm and
                  Haas Co., 7.85%, 7/15/29.
       2,070,000  Pay quarterly a fixed rate         June 2013         (5,547)
                  equal to 0.60% multiplied by
                  the notional amount and
                  receive from Deutsche Bank AG
                  upon each default event of
                  Marsh & McLennan Companies,
                  Inc., par value of the
                  proportional notional amount
                  of Marsh & McLennan
                  Companies, Inc., 5.375%,
                  7/15/14.
       5,800,000  Pay quarterly a fixed rate         March 2017        103,562
                  equal to 0.12% multiplied by
                  the notional amount and
                  receive from Barclays Bank
                  plc upon each default event
                  of Pfizer Inc., par value of
                  the proportional notional
                  amount of Pfizer Inc., 4.65%,
                  3/1/18.
       2,840,000  Pay quarterly a fixed rate       September 2017       81,735
                  equal to 0.64% multiplied by
                  the notional amount and
                  receive from Deutsche Bank AG
                  upon each default event of
                  JPMorgan Chase & Co., par
                  value of the proportional
                  notional amount of JPMorgan
                  Chase & Co., 6.75%, 2/1/11.
                                                                      ----------
                                                                       $460,391
                                                                      ==========

------

Strategic Allocation: Moderate

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

CDX = Credit Derivative Indexes

CVA = Certificaten Van Aandelen

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

MSCI = Morgan Stanley Capital International

OJSC = Open Joint Stock Company

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SDR = Swedish Depositary Receipt

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective May 31, 2008.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2008.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2008, was $33,635,749, which represented 1.8% of total net assets.

(4) Industry is less than 0.05% of total net assets.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(6) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective May
31, 2008.

(7) Final maturity indicated, unless otherwise noted.

(8) Forward commitment.

(9) Escrowed to maturity in U.S. government securities or state and local government securities.

(10) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

PERFORMANCE
Strategic Allocation: Aggressive

Total Returns as of May 31, 2008
                                                  Average Annual Returns
                          6                              10        Since     Inception
                          months(1)    1 year   5 years  years   Inception      Date

INVESTOR CLASS              -2.02%     2.64%    12.52%   7.45%     9.08%      2/15/96

S&P 500 INDEX(2)            -4.47%     -6.70%    9.77%   4.21%    8.39%(3)       --

CITIGROUP US BROAD
INVESTMENT-GRADE BOND
INDEX                       1.49%      7.26%     3.96%   5.84%    6.19%(3)       --

90-DAY U.S. TREASURY
BILL INDEX(2)               1.03%      3.13%     2.96%   3.37%    3.70%(3)       --

Institutional Class         -1.91%     2.86%    12.74%     --      5.32%       8/1/00

A Class(4)
 No sales charge*           -2.06%     2.50%    12.26%   7.18%     8.66%
 With sales charge*         -7.73%     -3.39%   10.93%   6.54%     8.10%      10/2/96

B Class
 No sales charge*           -2.43%     1.69%      --       --      10.72%
 With sales charge*         -7.43%     -2.31%     --       --      10.09%     9/30/04

C Class
 No sales charge*           -2.44%     1.69%    11.44%     --      7.54%
 With sales charge*         -3.29%     1.69%    11.44%     --      7.54%      11/27/01
R Class                     -2.24%     2.22%      --       --      10.48%     3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(4) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Aggressive

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1998

One-Year Returns Over 10 Years
Periods ended May 31
                 1999     2000      2001       2002     2003     2004    2005    2006     2007      2008

Investor Class   5.32%   29.16%    -5.55%     -6.64%   -5.19%   18.70%   9.04%  12.94%   20.31%    2.64%

S&P 500 Index   21.03%   10.48%    -10.55%   -13.85%   -8.06%   18.33%   8.24%   8.64%   22.79%    -6.70%

Citigroup US
Broad
Investment-Grade
Bond Index       4.33%    2.01%    13.21%     8.06%    11.54%   -0.39%   7.03%  -0.46%    6.70%    7.26%

90-Day U.S.
Treasury Bill
Index            4.59%    5.29%     5.44%     2.30%     1.39%    0.94%   2.05%   3.84%    4.88%    3.13%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Aggressive

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Aggressive returned -2.02%* for the six months ended May
31, 2008. The fund's performance reflected a broad decline in domestic and foreign stocks, which was offset somewhat by positive returns for bonds and cash- equivalent investments.

Strategic Allocation: Aggressive's neutral asset mix is 78% stocks, 20% bonds, and 2% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

We made no changes to the portfolio's broad tactical allocation during the six-month period, maintaining a modest overweight position in bonds and a corresponding underweight position in stocks. This represented a cautious, defensive posture for the portfolio -- a position that added value in an environment of greater uncertainty and heightened market volatility.

MIXED RESULTS FROM U.S. STOCK POSITIONING
The portfolio's U.S. equity holdings declined overall during the six-month period, mirroring the broad decline in the domestic stock market. As a result, our decision to remain slightly underweight in stocks was a positive factor, mitigating the negative impact.

Our domestic equity positioning did not change during the period as we maintained an emphasis on large-cap and growth-oriented stocks. Our overweight position in large-cap stocks hindered performance as large-cap shares lagged their mid- and small-cap counterparts.

Our tilt toward growth stocks was favorable overall as growth generally outperformed value; the exception was in the small-cap area, where growth shares underperformed. Stock selection among the portfolio's small-cap growth holdings detracted further from results. Stock selection also weighed on performance in the value segment of the portfolio, though our underweight position in value stocks helped limit the overall effect.

FOREIGN STOCKS IN NEUTRAL

We maintained a neutral position in foreign stocks throughout the six-month period. While the U.S. dollar continued to decline, enhancing overseas stock performance for U.S. investors, weakening global economic growth offset the positive currency effects.

Asset Allocation as of May 31, 2008
                                                        % of net assets
U.S. Stocks                                                  53.7%
Foreign Stocks & Rights(1)                                   25.3%
U.S. Bonds                                                   20.2%
Money Market Securities                                      3.7%
Foreign Bonds                                                1.2%
Other(2)                                                    (4.1)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

Fund's Top Five U.S. Stocks as of May 31, 2008
                                       % of fund's           % of
                                       U.S. stocks        net assets
Exxon Mobil Corp.                         2.6%               1.4%
General Electric Co.                      1.6%               0.8%
Monsanto Co.                              1.6%               0.8%
Apple Inc.                                1.5%               0.8%
AT&T Inc.                                 1.4%               0.8%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Strategic Allocation: Aggressive

Stock selection added value in the foreign equity portion. In particular, an increased position in Canadian stocks, many of which benefited from the strong rise in natural resources prices, boosted results.

Approximately two-thirds of the portfolio's foreign assets were invested in developed markets, primarily in Europe and Asia, while the remaining third was in emerging markets.

BONDS CONTRIBUTED POSITIVELY

The portfolio benefited from our modest overweight in bonds, which gained ground and outperformed stocks during the six-month period.

An emphasis on high-quality bonds -- exemplified by our overweight position in
Treasury bonds and an underweight position in corporate bonds (both investment-grade and high-yield) -- proved beneficial as high-quality securities outperformed. The portfolio also held modest positions in municipal bonds and Treasury inflation-protected securities (TIPS), both of which contributed favorably to performance.

More recently, we began to pare back our overweight position in Treasury bonds while adding selectively to our holdings of high-quality corporate and mortgage-backed securities.

OUTLOOK

The economic storms and market turbulence that investors have weathered since last autumn show few signs of abating in the near future. Economic growth remains soft, energy prices are at record highs, and many financial institutions continue to struggle with unexpectedly large write-offs and the need for new capital. As a result, central banks like the Federal Reserve are caught between conflicting needs -- lowering rates for economic stimulus and liquidity, and raising rates to stave off an outbreak of inflation.

Given this environment, we expect to remain cautious and conservative with respect to our asset allocation. We intend to maintain our broad underweight position in stocks, as well as a slight tilt towards growth within our stock holdings, which should help if the current economic uncertainties are resolved sooner than we anticipate. In addition, we continue to hold an overweight position in high-quality domestic bonds.

Fund's U.S. Bonds as of May 31, 2008
                                                       % of fund's U.S.
                                                             bonds
Corporate Bonds                                              33.4%
U.S. Government Agency Mortgage-Backed Securities            28.7%
Collateralized Mortgage Obligations                          15.7%
U.S. Treasury Securities                                     15.0%
Municipal Securities                                         4.1%
U.S. Government Agency Securities                            2.3%
Asset-Backed Securities                                      0.8%

Fund's Top Five Foreign Stocks as of May 31, 2008
                                       % of fund's           % of
                                     foreign stocks       net assets
Syngenta AG ORD                           2.1%               0.5%
Novo Nordisk AS B Shares ORD              1.5%               0.4%
Petroleo Brasileiro SA ADR                1.4%               0.3%
Vestas Wind Systems AS ORD                1.3%               0.3%
Nestle SA ORD                             1.3%               0.3%

Geographic Composition of Fund's Foreign Stocks as of May 31, 2008
                                                          % of fund's
                                                        foreign stocks
Europe                                                       45.0%
Asia/Pacific                                                 34.7%
Americas (excluding U.S.)                                    18.7%
Africa                                                       1.6%

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Aggressive

MAY 31, 2008 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks & Rights -- 78.9%

AEROSPACE & DEFENSE -- 1.7%
          4,864  Alliant Techsystems Inc.(1)                              $528,036
         53,959  BE Aerospace, Inc.(1)                                   1,885,867
         30,807  Boeing Co.                                              2,549,895
         33,350  Finmeccanica SpA ORD                                    1,010,674
            866  Goodrich Corporation                                       56,125
         75,900  Honeywell International Inc.                            4,525,159
         14,267  Lockheed Martin Corp.                                   1,561,380
         17,390  Northrop Grumman Corp.                                  1,312,249
         12,400  Precision Castparts Corp.                               1,497,920
         56,213  Raytheon Co.                                            3,589,763
         16,300  United Technologies Corp.                               1,157,952
                                                                    --------------
                                                                        19,675,020
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.2%
          2,257  C.H. Robinson Worldwide Inc.                              145,577
          4,152  FedEx Corp.                                               380,780
         19,554  United Parcel Service, Inc. Cl B                        1,388,725
                                                                    --------------
                                                                         1,915,082
                                                                    --------------
AIRLINES -- 0.1%
         44,415  Southwest Airlines Co.                                    580,060
                                                                    --------------
AUTO COMPONENTS -- 0.5%
         88,700  ArvinMeritor, Inc.(2)                                   1,327,839
          7,580  Autoliv, Inc.                                             414,399
         76,100  BorgWarner, Inc.                                        3,935,131
          9,159  Lear Corp.(1)                                             235,844
          5,654  TRW Automotive Holdings Corp.(1)                          141,067
                                                                    --------------
                                                                         6,054,280
                                                                    --------------
AUTOMOBILES -- 0.3%
         22,600  Fiat SpA ORD(2)                                           503,474
         17,966  Ford Motor Co.(1)(2)                                      122,169
          6,400  Honda Motor Co., Ltd. ORD                                 214,244
         57,000  Isuzu Motors Ltd. ORD                                     307,027
          5,290  Thor Industries Inc.(2)                                   142,618
         36,700  Toyota Motor Corp. ORD                                  1,868,933
                                                                    --------------
                                                                         3,158,465
                                                                    --------------
BEVERAGES -- 1.6%
         62,124  Anheuser-Busch Companies, Inc.                          3,569,645
         13,500  Central European Distribution Corp.(1)(2)                 963,360
        106,581  Coca-Cola Co. (The)                                     6,102,210
         51,585  Coca-Cola Enterprises Inc.                              1,038,922

Shares/Principal Amount                                                      Value

         22,720  Coca-Cola Hellenic Bottling Co. SA ORD                $ 1,032,796
         56,564  Compania Cervecerias Unidas SA ORD                        407,350
         17,700  Pepsi Bottling Group Inc.                                 573,834
         63,598  PepsiCo, Inc.                                           4,343,743
                                                                    --------------
                                                                        18,031,860
                                                                    --------------
BIOTECHNOLOGY -- 1.3%
         38,400  Alexion Pharmaceuticals Inc.(1)                         2,739,840
         75,166  Amgen Inc.(1)                                           3,309,559
         62,300  BioMarin Pharmaceutical Inc.(1)                         2,377,991
         12,934  Cephalon, Inc.(1)                                         875,761
         97,750  CSL Ltd. ORD                                            3,720,827
         11,800  Genentech, Inc.(1)                                        836,266
         25,923  Gilead Sciences, Inc.(1)                                1,434,060
                                                                    --------------
                                                                        15,294,304
                                                                    --------------
BUILDING PRODUCTS -- 0.2%
          2,599  Armstrong World Industries, Inc.                           84,416
         18,000  Daikin Industries Ltd. ORD                                928,592
          7,620  Masco Corp.                                               141,275
         33,567  Sung Kwang Bend Co., Ltd. ORD(1)                        1,173,579
                                                                    --------------
                                                                         2,327,862
                                                                    --------------
CAPITAL MARKETS -- 2.2%
          7,850  AllianceBernstein Holding L.P.                            504,834
          3,050  Ameriprise Financial Inc.                                 144,143
         11,600  Bank of New York Mellon Corp. (The)                       516,548
          8,600  BlackRock, Inc.                                         1,934,914
         21,200  FCStone Group, Inc.(1)                                    829,556
         12,336  Federated Investors Inc. Cl B                             454,705
          4,095  Goldman Sachs Group, Inc. (The)                           722,399
         62,280  ICAP plc ORD                                              759,885
        111,900  Invesco Ltd.                                            3,114,177
         27,590  Julius Baer Holding AG ORD                              2,257,267
         28,942  Knight Capital Group, Inc. Cl A(1)                        515,457
          5,870  Legg Mason, Inc.                                          315,865
        155,921  Man Group plc ORD                                       1,917,851
         25,730  Merrill Lynch & Co., Inc.                               1,130,062
         14,070  MF Global Ltd.(1)                                         204,719
         50,911  Morgan Stanley                                          2,251,794
         46,999  Northern Trust Corp.                                    3,571,923

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

         17,277  Raymond James Financial, Inc.                            $513,991
         26,743  State Street Corp.                                      1,926,031
            448  UBS AG ORD(1)                                              10,785
            448  UBS AG Rights(1)                                              597
         51,200  Waddell & Reed Financial, Inc. Cl A                     1,810,432
                                                                    --------------
                                                                        25,407,935
                                                                    --------------
CHEMICALS -- 3.1%
          6,010  BASF SE ORD                                               901,036
          3,269  Celanese Corp., Series A                                  159,200
          2,794  CF Industries Holdings, Inc.                              382,499
         31,059  du Pont (E.I.) de Nemours & Co.                         1,488,037
          9,210  International Flavors & Fragrances Inc.                   386,452
         15,019  Intrepid Potash, Inc.(1)                                  738,334
         78,166  Israel Chemicals Ltd. ORD                               1,791,312
         12,450  Johnson Matthey plc ORD                                   496,893
          4,307  K+S AG ORD(2)                                           2,019,099
         50,000  Kuraray Co. Ltd. ORD                                      631,105
         11,180  Linde AG ORD(2)                                         1,679,963
          4,790  Minerals Technologies Inc.                                333,432
         75,637  Monsanto Co.                                            9,636,155
         18,050  Mosaic Co. (The)(1)                                     2,262,026
          4,192  Potash Corp. of Saskatchewan ORD                          832,661
         14,500  PPG Industries, Inc.                                      913,935
        150,300  PTT Chemical PCL ORD(1)                                   508,786
          5,979  SGL Carbon AG ORD(1)                                      444,613
         19,986  Syngenta AG ORD                                         6,086,279
        146,000  Taiwan Fertilizer Co., Ltd. ORD                           705,697
         10,301  Terra Industries Inc.                                     449,433
         18,515  Umicore ORD                                             1,012,741
         22,886  Uralkali GDR (Acquired 10/15/07-11/30/07, Cost
                 $330,613)(3)                                            1,377,737
          9,500  Yara International ASA ORD                                720,783
                                                                    --------------
                                                                        35,958,208
                                                                    --------------
COMMERCIAL BANKS -- 2.9%
         21,844  Anglo Irish Bank Corp. plc ORD                            285,455
         16,150  Associated Banc-Corp                                      441,057
         38,800  Banco do Brasil SA ORD                                    776,143
         87,940  Banco Santander SA ORD                                  1,831,863
          8,830  BB&T Corporation                                          277,880
          4,475  BRE Bank SA ORD(1)                                        846,267
        619,500  China Merchants Bank Co., Ltd. Cl H ORD                 2,218,865
         25,991  Credicorp Ltd.                                          2,169,209

Shares/Principal Amount                                                      Value

         11,300  Fifth Third Bancorp                                      $211,310
        174,553  Grupo Financiero Banorte, SAB de CV ORD(2)                847,267
         52,100  Hang Seng Bank Ltd. ORD                                 1,055,547
         32,217  HSBC Holdings plc(2)                                      543,724
      1,301,000  Industrial and Commercial Bank of China Ltd. H
                 Shares ORD                                                971,972
        261,000  Kasikornbank PCL ORD                                      682,720
         13,310  KBC Groupe ORD                                          1,642,222
          3,824  Komercni Banka AS ORD                                     992,287
         57,420  Marshall & Ilsley Corp.                                 1,334,441
         42,047  National Bank of Greece SA ORD                          2,387,557
         50,300  National City Corp.(2)                                    293,752
         10,000  PNC Financial Services Group, Inc.                        642,500
         34,327  Powszechna Kasa Oszczednosci Bank Polski SA ORD           797,198
         21,686  Royal Bank of Canada                                    1,110,540
        239,450  Sberbank ORD                                              866,809
          1,630  Societe Generale - new shares ORD(1)                      166,855
          4,151  Societe Generale ORD(2)                                   431,375
         34,290  Standard Chartered plc ORD                              1,274,145
          7,680  SunTrust Banks, Inc.                                      400,973
         44,000  Synovus Financial Corp.(2)                                505,560
         34,470  U.S. Bancorp                                            1,144,059
         42,500  Unibanco-Uniao de Bancos Brasileiros SA ORD               665,033
         30,000  United Overseas Bank Ltd. ORD                             444,640
         37,200  Wachovia Corp.                                            885,360
        124,343  Wells Fargo & Co.                                       3,428,137
         20,080  Westpac Banking Corp. ORD                                 446,505
          7,090  Zions Bancorporation                                      305,508
                                                                    --------------
                                                                        33,324,735
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
         37,730  Aggreko plc ORD                                           451,754
         22,620  Avery Dennison Corp.                                    1,166,740
        106,854  Capita Group plc ORD                                    1,431,783
         28,900  FTI Consulting, Inc.(1)                                 1,735,733
          9,860  Pitney Bowes, Inc.                                        358,017
         26,973  R.R. Donnelley & Sons Co.                                 885,524
         11,800  Republic Services, Inc.                                   388,574
            610  SGS SA ORD(2)                                             916,229
         37,640  Waste Management, Inc.                                  1,427,685
            584  Watson Wyatt Worldwide, Inc. Cl A                          34,205
                                                                         8,796,244

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

COMMUNICATIONS EQUIPMENT -- 1.6%
        190,000  AAC Acoustic Technology Holdings Inc. ORD(1)             $172,140
         74,100  ADC Telecommunications, Inc.(1)                         1,166,334
         19,800  Ciena Corp.(1)                                            605,088
        129,049  Cisco Systems Inc.(1)                                   3,448,189
        126,106  Corning Inc.                                            3,447,738
          4,875  Juniper Networks, Inc.(1)                                 134,160
         16,200  Motorola, Inc.                                            151,146
         35,070  Nokia Oyj ORD                                           1,010,967
        111,800  QUALCOMM Inc.                                           5,426,773
         16,060  Research In Motion Ltd.(1)                              2,230,252
        188,870  Telefonaktiebolaget LM Ericsson Cl B ORD                  513,846
                                                                    --------------
                                                                        18,306,633
                                                                    --------------
COMPUTERS & PERIPHERALS -- 1.7%
         49,755  Apple Inc.(1)                                           9,391,257
        114,800  Dell Inc.(1)                                            2,647,288
          9,820  Diebold, Inc.                                             387,497
         97,941  Hewlett-Packard Co.                                     4,609,103
          3,061  Lexmark International, Inc. Cl A(1)                       112,828
          1,711  SanDisk Corp.(1)                                           48,438
         46,111  Seagate Technology                                        987,698
         14,756  Sun Microsystems, Inc.(1)                                 191,090
         22,762  Western Digital Corp.(1)                                  854,258
        196,981  Wistron Corp. ORD                                         336,803
                                                                    --------------
                                                                        19,566,260
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 1.2%
         81,650  AMEC plc ORD                                            1,349,588
        254,472  Boart Longyear Group ORD                                  503,790
          9,827  Chicago Bridge & Iron Company New York Shares             449,094
        179,000  China Communications Construction Co. Ltd. H
                 Shares ORD                                                393,621
          4,640  Daelim Industrial Co., Ltd. ORD                           557,296
          1,814  EMCOR Group Inc.(1)                                        53,241
          3,618  Fluor Corp.                                               674,938
         51,414  Foster Wheeler Ltd.(1)                                  3,916,205
          8,457  Orascom Construction Industries ORD                       622,884
        117,977  Quanta Services, Inc.(1)                                3,779,983
         16,200  Shaw Group Inc. (The)(1)                                  988,200
         13,640  Vinci SA ORD(2)                                         1,027,672
                                                                    --------------
                                                                        14,316,512
                                                                    --------------

Shares/Principal Amount                                                      Value

CONSTRUCTION MATERIALS -- 0.2%
        547,000  Asia Cement China Holdings Corp. ORD(1)                  $496,282
        566,856  Asia Cement Corp. ORD                                   1,053,098
          2,970  Lafarge SA ORD(2)                                         537,125
                                                                    --------------
                                                                         2,086,505
                                                                    --------------
CONSUMER FINANCE -- 0.6%
         10,836  American Express Co.                                      502,249
         34,184  Capital One Financial Corp.                             1,644,934
        120,817  Discover Financial Services                             2,072,012
        115,100  Redecard SA ORD                                         2,421,929
                                                                    --------------
                                                                         6,641,124
                                                                    --------------
CONTAINERS & PACKAGING -- 0.8%
         63,410  Bemis Co., Inc.                                         1,686,706
        134,600  Owens-Illinois Inc.(1)                                  7,701,812
         12,289  Rock-Tenn Co. Cl A                                        438,594
                                                                    --------------
                                                                         9,827,112
                                                                    --------------
DISTRIBUTORS -- 0.1%
          9,710  Genuine Parts Co.                                         427,337
        296,000  Li & Fung Ltd. ORD                                      1,118,978
                                                                    --------------
                                                                         1,546,315
                                                                    --------------
DIVERSIFIED -- 0.1%
         47,400  iShares MSCI Japan Index Fund                             643,218
          4,600  iShares Russell 1000 Growth Index Fund                    273,010
          2,319  Standard and Poor's 500 Depositary Receipt
                 Series 1                                                  325,333
                                                                    --------------
                                                                         1,241,561
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.4%
         19,900  DeVry Inc.                                              1,135,295
         29,800  H&R Block, Inc.                                           695,532
         12,800  ITT Educational Services Inc.(1)                          929,664
          3,791  MegaStudy Co., Ltd. ORD                                 1,319,891
                                                                    --------------
                                                                         4,080,382
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
        453,400  AMMB Holdings Bhd ORD                                     556,954
        159,431  Bank of America Corp.                                   5,422,248
        118,800  Bolsa de Mercadorias e Futuros - BM&F SA ORD            1,360,467
        128,563  Citigroup Inc.                                          2,814,244
         12,510  Deutsche Boerse AG ORD(2)                               1,794,962
          7,200  IntercontinentalExchange Inc.(1)                          995,040
        135,965  JPMorgan Chase & Co.                                    5,846,496
          8,750  McGraw-Hill Companies, Inc. (The)                         363,038

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

         90,000  Power Finance Corp. Ltd. ORD(1)                          $299,395
      1,113,000  Yuanta Financial Holding Co., Ltd. ORD(1)               1,035,689
                                                                    --------------
                                                                        20,488,533
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
        222,695  AT&T Inc.                                               8,885,531
        234,246  Axtel, SAB de CV ORD(1)                                   469,556
            952  CenturyTel Inc.                                            33,710
          7,550  Embarq Corp.                                              357,266
            501  FairPoint Communications, Inc.                              4,509
         17,600  GVT Holding SA ORD(1)                                     402,236
         26,460  Koninklijke KPN N.V. ORD                                  481,617
         55,500  Telefonica SA ORD                                       1,592,998
         99,949  Verizon Communications Inc.                             3,845,038
          1,593  Windstream Corp.                                           21,251
                                                                    --------------
                                                                        16,093,712
                                                                    --------------
ELECTRIC UTILITIES -- 1.2%
         47,152  CEZ AS ORD                                              3,895,891
         16,717  Duke Energy Corp.                                         308,930
          4,146  Edison International                                      220,692
         20,421  Entergy Corp.                                           2,466,244
         19,061  Exelon Corp.                                            1,677,368
         20,043  FPL Group, Inc.                                         1,353,303
         12,740  IDACORP, Inc.                                             390,608
         24,400  PPL Corp.                                               1,251,964
         70,650  Scottish and Southern Energy plc ORD                    2,059,865
          2,340  Southern Co.                                               84,708
         28,860  Westar Energy Inc.                                        692,640
                                                                    --------------
                                                                        14,402,213
                                                                    --------------
ELECTRICAL EQUIPMENT -- 2.2%
         53,330  ABB Ltd. ORD(1)                                         1,731,972
          8,610  ALSTOM Co. ORD                                          2,170,323
          8,523  American Superconductor Corp.(1)                          300,691
          4,920  Bharat Heavy Electricals Ltd. ORD                         194,075
        301,000  China High Speed Transmission Equipment Group
                 Co., Ltd. ORD(1)                                          528,439
         53,400  Cooper Industries, Ltd. Cl A                            2,490,042
         90,857  Emerson Electric Co.                                    5,286,061
         11,100  First Solar Inc.(1)                                     2,969,694
         24,250  Gamesa Corporacion Tecnologica SA ORD                   1,255,135
         11,520  Hubbell Inc. Cl B                                         538,790
         66,400  JA Solar Holdings Co., Ltd. ADR(1)                      1,412,328

Shares/Principal Amount                                                      Value

         41,000  Mitsubishi Electric Corp. ORD                            $463,850
          9,673  Q-Cells AG ORD(1)                                       1,176,024
          3,900  Schneider Electric SA ORD                                 489,868
         29,050  Vestas Wind Systems AS ORD(1)                           3,998,373
                                                                    --------------
                                                                        25,005,665
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
        316,000  AU Optronics Corp. ORD                                    606,803
         41,119  Celestica Inc.(1)                                         365,137
        162,900  Flextronics International Ltd.(1)                       1,744,659
        109,520  Hon Hai Precision Industry Co., Ltd. ORD                  619,398
         49,520  Molex Inc.                                              1,378,637
         66,288  Tyco Electronics Ltd.                                   2,659,474
                                                                    --------------
                                                                         7,374,108
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 2.6%
          9,257  Aban Offshore Ltd. ORD(1)                                 878,625
         40,625  Aker Solutions ASA ORD                                  1,146,901
        330,000  China Oilfield Services Ltd. ORD(1)                       641,093
         47,500  Dresser-Rand Group Inc.(1)                              1,915,200
         11,531  FMC Technologies Inc.(1)                                  828,502
         16,571  Halliburton Co.                                           805,019
         64,300  Helmerich & Payne, Inc.                                 4,028,395
        627,250  KNM Group Bhd ORD                                       1,345,490
         29,337  National Oilwell Varco, Inc.(1)                         2,444,359
          1,713  Noble Corp.                                               108,159
         69,500  Patterson-UTI Energy Inc.                               2,187,860
         68,552  Saipem SpA ORD                                          3,148,200
      1,663,100  SapuraCrest Petroleum Bhd ORD                             718,623
         19,551  Schlumberger Ltd.                                       1,977,193
         12,700  Seadrill Ltd.                                             414,561
         14,427  Tenaris SA ADR(2)                                         884,375
         19,137  Transocean Inc.(1)                                      2,874,186
         94,400  Weatherford International Ltd.(1)                       4,307,472
                                                                    --------------
                                                                        30,654,213
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.6%
      3,602,000  Alliance Global Group Inc. ORD(1)                         281,568
         12,310  Carrefour SA ORD                                          863,121
         44,500  Costco Wholesale Corp.                                  3,173,739
         27,200  Kroger Co. (The)                                          751,808
         16,511  Safeway Inc.                                              526,206
         24,674  SYSCO Corp.                                               761,440
        362,853  Tesco plc ORD                                           2,976,149
         17,100  Walgreen Co.                                              615,942

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

        124,997  Wal-Mart Stores, Inc.                                  $7,217,326
         24,819  X5 Retail Group N.V. GDR(1)                               918,303
                                                                    --------------
                                                                        18,085,602
                                                                    --------------
FOOD PRODUCTS -- 1.2%
         70,900  Cadbury plc ORD                                           946,509
         17,910  Campbell Soup Co.                                         599,627
         36,320  ConAgra Foods, Inc.                                       856,426
          9,619  Flowers Foods Inc.                                        270,582
         19,843  General Mills, Inc.                                     1,254,078
         12,440  Groupe Danone ORD                                       1,088,988
          9,320  H.J. Heinz Co.                                            465,161
         10,580  Hershey Co. (The)                                         414,630
          6,350  Kellogg Co.                                               328,994
         74,540  Kraft Foods Inc. Cl A                                   2,421,059
          8,010  Nestle SA ORD                                           3,937,392
         16,560  Unilever N.V. CVA                                         541,139
         17,000  Unilever N.V. New York Shares                             556,920
        985,000  Want Want China Holdings Ltd. ORD                         426,639
                                                                    --------------
                                                                        14,108,144
                                                                    --------------
GAS UTILITIES -- 0.2%
      2,768,000  China Gas Holdings Ltd. ORD                               982,548
          7,926  ONEOK, Inc.                                               396,776
            606  Piedmont Natural Gas Co., Inc.                             16,380
          7,430  Southwest Gas Corp.                                       231,667
         12,870  WGL Holdings Inc.                                         449,034
                                                                    --------------
                                                                         2,076,405
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
         72,864  Baxter International Inc.                               4,451,990
         15,070  Beckman Coulter, Inc.                                   1,045,707
         70,260  Becton, Dickinson & Co.                                 5,933,458
         19,900  C.R. Bard, Inc.                                         1,814,880
         33,900  DENTSPLY International Inc.                             1,374,306
          9,600  Gen-Probe Inc.(1)                                         546,624
          8,200  Idexx Laboratories, Inc.(1)                               414,100
          4,200  Intuitive Surgical Inc.(1)                              1,233,078
         60,500  Medtronic, Inc.                                         3,065,535
         17,800  Terumo Corp. ORD                                          886,202
                                                                    --------------
                                                                        20,765,880
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
          3,207  Cardinal Health, Inc.                                     181,324
         12,600  Community Health Systems Inc.(1)                          453,978
         68,059  Express Scripts, Inc.(1)                                4,907,734
         25,290  Fresenius Medical Care AG & Co. KGaA ORD(2)             1,409,290

Shares/Principal Amount                                                      Value

         16,300  Laboratory Corp. of America Holdings(1)                $1,202,777
          6,480  LifePoint Hospitals Inc.(1)                               207,295
         73,000  Medco Health Solutions Inc.(1)                          3,536,850
          3,866  Owens & Minor Inc.                                        183,558
          6,600  Quest Diagnostics Inc.                                    332,706
          4,930  Universal Health Services, Inc. Cl B                      320,450
         15,500  VCA Antech Inc.(1)                                        486,235
                                                                    --------------
                                                                        13,222,197
                                                                    --------------
HEALTH CARE TECHNOLOGY(4)
         10,884  IMS Health Inc.                                           263,828
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
          4,909  Choice Hotels International Inc.                          170,097
        179,790  Compass Group plc ORD                                   1,335,413
          5,760  Ctrip.com International, Ltd. ADR                         336,269
         71,400  Darden Restaurants, Inc.                                2,445,450
         14,360  International Speedway Corp. Cl A                         637,297
         52,150  McDonald's Corp.                                        3,093,537
         81,441  Melco PBL Entertainment (Macau) Ltd. ADR(1)(2)            968,333
          2,733  Orascom Development Holding AG ORD(1)                     422,034
         17,100  Panera Bread Co. Cl A(1)(2)                               888,174
         26,750  Speedway Motorsports Inc.                                 681,858
          8,500  Starbucks Corporation(1)                                  154,615
        165,230  TUI Travel plc ORD                                        799,360
         12,229  WMS Industries Inc.(1)                                    452,962
         24,126  Yum! Brands, Inc.                                         957,802
                                                                    --------------
                                                                        13,343,201
                                                                    --------------
HOUSEHOLD DURABLES -- 0.5%
         16,795  Gafisa SA ADR                                             750,401
         26,700  KB Home(2)                                                547,617
         12,100  Mohawk Industries Inc.(1)(2)                              908,468
         30,800  Newell Rubbermaid Inc.                                    618,464
            860  NVR, Inc.(1)                                              486,218
         57,300  Rossi Residencial SA ORD                                  560,433
         16,400  Sony Corp. ORD                                            821,166
         13,847  Tupperware Brands Corp.                                   530,340
          2,790  Whirlpool Corp.                                           205,567
                                                                    --------------
                                                                         5,428,674
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.9%
         14,250  Clorox Co.                                                814,103
          5,653  Colgate-Palmolive Co.                                     420,357
         36,900  Kimberly-Clark Corp.                                    2,354,220

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

         70,827  Procter & Gamble Co. (The)                             $4,678,123
         39,482  Reckitt Benckiser Group plc ORD                         2,325,727
                                                                    --------------
                                                                        10,592,530
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
        264,000  China Resources Power Holdings Co. ORD                    732,436
        125,190  International Power plc ORD                             1,102,199
         16,000  NRG Energy Inc.(1)                                        665,440
         75,206  Reliant Energy, Inc.(1)                                 1,922,265
                                                                    --------------
                                                                         4,422,340
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.4%
          5,750  3M Co.                                                    445,970
         54,484  Enka Insaat ve Sanayi AS ORD                              653,736
        317,560  General Electric Co.                                    9,755,443
         46,000  Keppel Corp. Ltd. ORD                                     409,475
         42,950  McDermott International, Inc.(1)                        2,664,189
          5,210  Siemens AG ORD                                            591,031
         32,416  Tyco International Ltd.                                 1,464,879
                                                                    --------------
                                                                        15,984,723
                                                                    --------------
INSURANCE -- 2.1%
         16,441  Ace, Ltd.                                                 987,611
         18,460  Admiral Group plc ORD                                     318,836
         53,200  Aflac Inc.                                              3,571,315
         38,210  Allstate Corp.                                          1,946,417
         77,964  American International Group, Inc.                      2,806,704
         18,273  Arch Capital Group Ltd.(1)                              1,285,688
         12,786  Aspen Insurance Holdings Ltd.                             326,810
         33,597  AXA SA ORD                                              1,186,980
         14,661  Axis Capital Holdings Ltd.                                513,868
        242,000  Cathay Financial Holding Co., Ltd. ORD                    618,279
         38,870  Chubb Corp.                                             2,089,651
          5,930  Genworth Financial Inc. Cl A                              131,053
         21,760  Hartford Financial Services Group Inc. (The)            1,546,483
         17,800  Loews Corp.                                               882,346
         35,850  Marsh & McLennan Companies, Inc.                          976,196
         16,023  MetLife, Inc.                                             961,861
          3,031  Platinum Underwriters Holdings, Ltd.                      107,510
         29,590  QBE Insurance Group Ltd. ORD                              691,649
            370  Sony Financial Holdings Inc. ORD                        1,512,281

Shares/Principal Amount                                                      Value

         11,100  Torchmark Corp.                                          $703,851
          9,400  Travelers Companies, Inc. (The)                           468,214
         34,816  Unum Group                                                838,369
                                                                    --------------
                                                                        24,471,972
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.2%
          5,154  Amazon.com, Inc.(1)                                       420,669
         17,500  priceline.com Inc.(1)                                   2,354,275
                                                                    --------------
                                                                         2,774,944
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.6%
        178,504  Alibaba.com Ltd. ORD(1)(2)                                331,683
         17,891  eBay Inc.(1)                                              536,909
          5,485  Google Inc. Cl A(1)                                     3,213,114
         30,300  Mercadolibre Inc.(1)(2)                                 1,422,585
          3,063  NHN Corp. ORD(1)                                          634,792
         23,800  VeriSign, Inc.(1)                                         952,952
                                                                    --------------
                                                                         7,092,035
                                                                    --------------
IT SERVICES -- 1.8%
         55,217  Accenture Ltd. Cl A                                     2,253,958
          3,920  Computer Sciences Corp.(1)                                192,668
          9,100  Fiserv, Inc.(1)                                           476,476
         31,100  Global Payments Inc.                                    1,468,542
          6,297  Hewitt Associates Inc. Cl A(1)                            246,591
         46,891  International Business Machines Corp.                   6,069,101
         15,900  MasterCard Inc. Cl A                                    4,907,535
          9,954  Metavante Technologies Inc.(1)                            253,429
         92,406  Rolta India Ltd. ORD                                      665,976
         12,940  Tata Consultancy Services Ltd. ORD                        318,942
         25,646  Visa Inc. Cl A(1)                                       2,214,789
         85,039  Western Union Co. (The)                                 2,010,322
                                                                    --------------
                                                                        21,078,329
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS(4)
            472  Hasbro, Inc.                                               17,105
          5,092  Polaris Industries Inc.(2)                                242,991
         11,310  RC2 Corp.(1)                                              218,396
                                                                    --------------
                                                                           478,492
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
          5,600  Illumina, Inc.(1)                                         439,488
         43,494  Invitrogen Corp.(1)                                     1,998,984
         34,500  PAREXEL International Corp.(1)                            848,355
         21,900  QIAGEN N.V.(1)                                            436,029
        118,897  Thermo Fisher Scientific Inc.(1)                        7,017,301
                                                                    --------------
                                                                        10,740,157
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

MACHINERY -- 2.7%
         30,538  AGCO Corp.(1)                                          $1,845,411
         39,400  Bucyrus International, Inc.                             2,788,732
         41,432  Caterpillar Inc.                                        3,423,940
          9,647  Deere & Co.                                               784,687
         29,190  Doosan Infracore Co., Ltd. ORD                            959,516
         14,500  Dover Corp.                                               784,160
         34,000  Eaton Corp.                                             3,287,120
          7,200  Fanuc Ltd. ORD                                            781,792
         54,983  Flowserve Corp.                                         7,616,245
         32,342  GEA Group AG ORD                                        1,259,371
         17,500  Ingersoll-Rand Company Ltd. Cl A                          770,700
         27,000  Japan Steel Works Ltd. (The) ORD                          560,740
         26,200  Lupatech SA ORD(1)                                      1,023,405
         14,784  Parker-Hannifin Corp.                                   1,251,761
        592,000  PT United Tractors Tbk ORD                                918,347
          9,342  Taewoong Co. Ltd. ORD(1)                                1,022,101
         15,380  Valmont Industries, Inc.                                1,766,239
                                                                    --------------
                                                                        30,844,267
                                                                    --------------
MARINE -- 0.3%
         91,000  Mitsui O.S.K. Lines, Ltd. ORD                           1,372,982
        356,300  Thoresen Thai Agencies PCL ORD                            559,203
        404,000  U-Ming Marine Transport Corp. ORD                       1,304,490
                                                                    --------------
                                                                         3,236,675
                                                                    --------------
MEDIA -- 1.0%
         11,200  CBS Corp. Cl B                                            241,696
         45,523  Comcast Corp. Cl A                                      1,024,268
          7,412  DIRECTV Group, Inc. (The)(1)                              208,277
         30,778  DISH Network Corp. Cl A(1)                              1,080,616
         27,800  Gannett Co., Inc.                                         800,918
         16,663  Naspers Ltd. Cl N ORD                                     388,900
          3,821  Omnicom Group Inc.                                        187,267
         64,932  Reed Elsevier plc ORD                                     817,965
         78,140  SES SA Fiduciary Depositary Receipt                     2,066,561
         73,800  Time Warner Inc.                                        1,171,944
         92,272  Viacom Inc. Cl B(1)                                     3,305,183
         18,484  Walt Disney Co. (The)                                     621,062
                                                                    --------------
                                                                        11,914,657
                                                                    --------------
METALS & MINING -- 2.6%
         12,600  Agnico-Eagle Mines Ltd.                                   890,694
         22,776  Anglo American plc ORD                                  1,542,394
         24,907  Antofagasta plc ORD                                       340,153

Shares/Principal Amount                                                      Value

         52,898  Aquarius Platinum Ltd.                                   $866,490
         52,924  BHP Billiton Ltd. ORD                                   2,201,818
         19,400  Cia Siderurgica Nacional SA ADR                           953,898
         61,658  Cia Vale do Rio Doce ADR                                2,452,755
         21,000  Cleveland-Cliffs Inc.                                   2,240,700
         34,808  Exxaro Resources Ltd. ORD                                 720,852
         39,775  Freeport-McMoRan Copper & Gold, Inc.                    4,602,366
         19,091  Impala Platinum Holdings Ltd. ORD                         815,853
         16,536  Jindal Steel & Power Ltd. ORD                             917,560
        111,000  Kobe Steel Ltd. ORD                                       365,263
         18,161  Kumba Iron Ore Ltd. ORD                                   811,881
         42,861  Mechel OAO ADR(1)                                       2,469,651
          4,190  Newmont Mining Corporation                                199,151
         72,350  Norsk Hydro ASA ORD                                     1,148,931
          9,900  Nucor Corp.                                               740,520
         21,460  Rio Tinto Ltd. ORD(2)                                   2,832,359
          8,389  Sesa GOA Ltd. ORD                                         854,032
            595  Southern Copper Corp.                                      65,587
         36,800  Timminco Ltd. ORD(1)(2)                                 1,129,800
        460,000  Tung Ho Steel Enterprise Corp. ORD                        960,460
                                                                    --------------
                                                                        30,123,168
                                                                    --------------
MULTI-UTILITIES -- 0.3%
          2,919  Public Service Enterprise Group Inc.                      129,195
         22,350  Puget Energy, Inc.                                        625,577
            663  Sempra Energy                                              38,328
         21,920  Suez SA ORD                                             1,633,435
         14,060  Wisconsin Energy Corp.                                    675,442
         12,710  Xcel Energy Inc.                                          270,850
                                                                    --------------
                                                                         3,372,827
                                                                    --------------
MULTILINE RETAIL -- 0.7%
         84,369  Big Lots, Inc.(1)                                       2,620,500
         33,532  Dollar Tree, Inc.(1)                                    1,237,331
         89,400  Family Dollar Stores, Inc.                              1,913,160
         14,100  Kohl's Corp.(1)                                           631,680
         27,347  Lojas Renner SA ORD                                       675,569
        100,500  Parkson Retail Group Ltd. ORD(2)                          862,877
          2,890  Target Corp.                                              154,210
                                                                    --------------
                                                                         8,095,327
                                                                    --------------
OFFICE ELECTRONICS -- 0.2%
         21,400  Canon, Inc. ORD                                         1,154,727
         94,724  Xerox Corp.(1)                                          1,286,352
                                                                    --------------
                                                                         2,441,079
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

OIL, GAS & CONSUMABLE FUELS -- 8.0%
         34,200  Alpha Natural Resources, Inc.(1)                       $2,793,456
         26,421  Apache Corp.                                            3,541,999
        120,140  BG Group plc ORD                                        3,012,590
         24,320  BP plc ADR                                              1,763,443
         63,643  Chevron Corp.                                           6,310,203
        140,500  China Shenhua Energy Co. Ltd. H Shares ORD                626,561
        642,000  CNOOC Ltd. ORD                                          1,118,875
         74,330  ConocoPhillips                                          6,920,123
         27,500  CONSOL Energy Inc.                                      2,682,900
         35,900  Devon Energy Corp.                                      4,162,246
          2,970  EnCana Corp.                                              268,399
         71,340  ENI SpA ORD                                             2,905,552
          4,900  EOG Resources Inc.                                        630,287
          2,830  Equitable Resources Inc.                                  198,751
        181,697  Exxon Mobil Corp.                                      16,127,427
         13,900  Foundation Coal Holdings, Inc.                            927,547
          3,250  Hess Corp.                                                399,133
         43,029  OAO Gazprom ADR(1)                                      2,598,952
         22,339  OAO LUKOIL ORD                                          2,499,734
         18,069  Occidental Petroleum Corp.                              1,661,083
         25,072  Oil & Gas Development Co. Ltd. GDR                        482,636
        100,326  PetroHawk Energy Corp.(1)                               2,947,578
         56,884  Petroleo Brasileiro SA ADR                              4,010,322
      1,402,500  PT Bumi Resources Tbk ORD                               1,212,037
         36,400  Quicksilver Resources Inc.(1)                           1,326,052
         20,833  Reliance Industries Ltd. ORD                            1,187,669
         34,220  Royal Dutch Shell plc ADR                               2,925,468
         21,827  Sasol Ltd. ORD                                          1,357,506
         39,300  Southwestern Energy Co.(1)                              1,742,562
         15,061  Stone Energy Corp.(1)                                   1,017,822
         18,680  Suncor Energy Inc. ORD                                  1,275,042
          8,856  Sunoco, Inc.                                              393,826
         43,030  Total SA ORD(2)                                         3,754,764
         19,600  Ultra Petroleum Corp.(1)                                1,704,612
         14,135  Valero Energy Corp.                                       718,623
         14,921  W&T Offshore Inc.                                         831,995
          4,832  Williams Companies, Inc. (The)                            183,809
         52,525  XTO Energy Inc.                                         3,341,641
                                                                    --------------
                                                                        91,563,225
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.1%
          9,400  International Paper Company                               255,868
         21,500  Weyerhaeuser Co.                                        1,340,095
                                                                    --------------
                                                                         1,595,963
                                                                    --------------

Shares/Principal Amount                                                      Value

PERSONAL PRODUCTS -- 0.1%
          4,685  Herbalife Ltd.                                           $180,560
          8,260  Oriflame Cosmetics SA SDR                                 586,597
         28,000  Shiseido Co., Ltd. ORD                                    686,391
                                                                    --------------
                                                                         1,453,548
                                                                    --------------
PHARMACEUTICALS -- 2.9%
         21,410  Abbott Laboratories                                     1,206,454
         55,966  Allergan, Inc.                                          3,224,761
            378  Barr Pharmaceuticals Inc.(1)                               16,556
         25,690  Bristol-Myers Squibb Co.                                  585,475
         63,246  Eli Lilly & Co.                                         3,044,662
         68,250  GlaxoSmithKline plc ORD                                 1,505,260
        127,639  Johnson & Johnson                                       8,518,627
         33,258  Merck & Co., Inc.                                       1,295,732
         27,520  Novartis AG ORD                                         1,445,156
         70,203  Novo Nordisk AS B Shares ORD(2)                         4,567,763
         14,985  OJSC Pharmstandard GDR(1)                                 434,565
        254,066  Pfizer Inc.                                             4,918,718
          5,989  Roche Holding AG ORD                                    1,032,249
         24,857  Schering-Plough Corp.                                     507,083
          4,852  Sepracor Inc.(1)                                          104,852
         28,100  Wyeth                                                   1,249,607
                                                                    --------------
                                                                        33,657,520
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
         11,900  Digital Realty Trust Inc.                                 503,370
          1,580  Equity Residential                                         66,818
          2,802  Host Hotels & Resorts Inc.                                 48,166
            597  Public Storage Inc.                                        52,614
         19,800  Weingarten Realty Investors                               683,100
                                                                    --------------
                                                                         1,354,068
                                                                    --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
        506,000  Agile Property Holdings Ltd. ORD(2)                       661,391
         16,979  LPS Brasil - Consultoria de Imoveis SA ORD                337,348
         31,000  Sumitomo Realty & Development Co. Ltd. ORD                793,741
         26,000  Sun Hung Kai Properties Ltd. ORD                          417,810
                                                                    --------------
                                                                         2,210,290
                                                                    --------------
ROAD & RAIL -- 0.8%
          4,367  Burlington Northern Santa Fe Corp.                        493,689
             30  Central Japan Railway Co. ORD                             293,030
         40,138  CSX Corp.                                               2,771,930

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

         28,972  Globaltrans Investment plc GDR (Acquired
                 4/30/08-5/7/08, Cost $388,927)(1)(3)                     $445,589
         10,410  Heartland Express, Inc.                                   160,314
         29,400  Kansas City Southern Industries, Inc.(1)                1,468,824
          5,362  Norfolk Southern Corp.                                    361,292
         31,354  Union Pacific Corp.                                     2,580,748
         11,800  YRC Worldwide Inc.(1)(2)                                  206,028
                                                                    --------------
                                                                         8,781,444
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
        162,500  Altera Corp.                                            3,760,250
         63,184  Amkor Technology Inc.(1)                                  673,541
         58,600  Applied Materials, Inc.                                 1,160,866
         32,880  ASML Holding N.V. ORD                                     983,642
         50,100  Broadcom Corp. Cl A(1)                                  1,437,369
        221,952  Intel Corp.                                             5,144,848
          6,020  KLA-Tencor Corp.                                          277,642
        119,600  Linear Technology Corp.                                 4,397,692
         19,239  LSI Corp.(1)                                              139,868
         52,800  Marvell Technology Group Ltd.                             916,608
         69,000  MediaTek Inc. ORD                                         862,146
         64,200  MEMC Electronic Materials Inc.(1)                       4,407,972
         71,700  Microsemi Corp.(1)                                      1,964,580
         41,405  National Semiconductor Corp.                              871,575
         10,913  NVIDIA Corp.(1)                                           269,551
        171,500  PMC-Sierra, Inc.(1)                                     1,459,465
          4,952  Samsung Electronics ORD                                 3,568,619
        592,000  Taiwan Semiconductor Manufacturing Co. Ltd. ORD         1,276,949
        128,600  Teradyne, Inc.(1)                                       1,766,964
         69,038  Texas Instruments Inc.                                  2,242,354
        106,000  Xilinx, Inc.                                            2,883,200
                                                                    --------------
                                                                        40,465,701
                                                                    --------------
SOFTWARE -- 2.3%
        126,442  Activision, Inc.(1)                                     4,267,418
         69,209  Adobe Systems Inc.(1)                                   3,049,349
         29,700  Konami Corp. ORD                                        1,084,353
         25,600  McAfee Inc.(1)                                            928,000
        225,469  Microsoft Corp.                                         6,385,282
          6,300  Nintendo Co., Ltd. ORD                                  3,465,149
        139,229  Oracle Corp.(1)                                         3,179,990
         28,400  Salesforce.com Inc.(1)                                  2,053,604
         86,414  Symantec Corp.(1)                                       1,877,776

Shares/Principal Amount                                                      Value

          8,005  Ubisoft Entertainment SA ORD(1)                          $775,845
                                                                    --------------
                                                                        27,066,766
                                                                    --------------
SPECIALTY RETAIL -- 2.4%
         44,200  Advance Auto Parts, Inc.                                1,781,260
         26,400  Aeropostale Inc.(1)                                       922,416
         67,300  AnnTaylor Stores Corporation(1)                         1,842,674
         16,689  AutoZone, Inc.(1)                                       2,112,160
         32,157  Best Buy Co., Inc.                                      1,501,410
         27,900  Children's Place Retail Stores, Inc. (The)(1)             960,318
         36,012  Delek Automotive Systems Ltd. ORD                         673,195
         28,859  Dufry South America Ltd. BDR(1)                           685,262
         37,800  Esprit Holdings Ltd. ORD                                  441,768
          4,200  FAST RETAILING CO. LTD. ORD                               363,243
         36,200  GameStop Corp. Cl A(1)                                  1,795,520
         88,154  Gap, Inc. (The)                                         1,608,811
         19,300  Guess?, Inc.                                              788,019
         21,700  Home Depot, Inc. (The)                                    593,712
        118,960  Lowe's Companies, Inc.                                  2,855,040
         46,021  RadioShack Corp.                                          674,208
         36,176  Ross Stores, Inc.                                       1,324,765
         30,000  Staples, Inc.                                             703,500
         52,899  TJX Companies, Inc. (The)                               1,695,942
        123,000  Urban Outfitters Inc.(1)                                3,959,369
          3,530  Yamada Denki Co. Ltd. ORD                                 274,165
                                                                    --------------
                                                                        27,556,757
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
         15,530  adidas AG ORD                                           1,094,932
         55,908  Burberry Group plc ORD                                    553,685
         24,400  Coach Inc.(1)                                             885,720
         18,710  Compagnie Financiere Richemont SA Cl A ORD              1,165,562
          6,600  Deckers Outdoor Corp.(1)                                  902,352
         26,600  Hanesbrands Inc.(1)                                       877,800
         29,300  Phillips-Van Heusen Corp.                               1,331,099
          8,200  VF Corp.                                                  620,740
                                                                    --------------
                                                                         7,431,890
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
         41,624  Countrywide Financial Corp.(2)                            218,942
          3,678  Fannie Mae                                                 99,380
         37,300  Freddie Mac                                               948,166
         16,060  Housing Development Finance Corp. Ltd. ORD                980,075

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

         16,000  MGIC Investment Corp.                                    $192,320
         20,900  Washington Mutual, Inc.(2)                                188,518
                                                                    --------------
                                                                         2,627,401
                                                                    --------------
TOBACCO -- 0.3%
         32,955  Altria Group Inc.                                         733,578
         36,570  British American Tobacco plc ORD                        1,367,558
         24,582  Philip Morris International Inc.(1)                     1,294,488
          9,853  Universal Corp.                                           488,807
                                                                    --------------
                                                                         3,884,431
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
        104,000  Marubeni Corp. ORD                                        927,075
         25,600  Mitsubishi Corp. ORD                                      883,679
                                                                    --------------
                                                                         1,810,754
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE -- 0.1%
         63,520  Cintra Concesiones de Infraestructuras de
                 Transporte SA ORD(2)                                      977,311
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.9%
         23,983  America Movil, SAB de CV ADR                            1,433,464
         67,761  American Tower Corp. Cl A(1)                            3,098,033
         33,770  Bharti Airtel Ltd. ORD(1)                                 701,633
         25,186  China Mobile Ltd. ADR                                   1,858,475
         54,000  China Mobile Ltd. ORD                                     793,716
         45,200  MetroPCS Communications, Inc.(1)                          960,048
         12,640  Millicom International Cellular SA(2)                   1,464,470
         81,200  NII Holdings, Inc.(1)                                   4,076,240
        140,022  SBA Communications Corp. Cl A(1)                        5,211,618
         54,600  Sprint Nextel Corp.                                       511,056
         53,673  Vivo Participacoes SA ADR(1)(2)                           376,248
        625,740  Vodafone Group plc ORD                                  2,010,932
                                                                    --------------
                                                                        22,495,933
                                                                    --------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $753,854,197)                                                    912,045,358
                                                                    --------------

Preferred Stocks -- 0.1%

HOUSEHOLD PRODUCTS(4)
          9,050  Henkel AG & Co. KGaA ORD                                  432,650
                                                                    --------------
METALS & MINING -- 0.1%
         20,300  Gerdau SA ORD                                           1,012,942
                                                                    --------------
TOTAL PREFERRED STOCKS
(Cost $1,324,784)                                                        1,445,592
                                                                    --------------

Shares/Principal Amount                                                      Value

Corporate Bonds -- 7.6%

AEROSPACE & DEFENSE -- 0.2%
      $ 450,000  DRS Technologies, Inc., 7.625%, 2/1/18(5)                $487,124
        214,000  Honeywell International Inc., 5.30%, 3/15/17              212,722
        170,000  Honeywell International Inc., 5.30%, 3/1/18               168,013
        325,000  L-3 Communications Corp., 6.125%, 7/15/13                 316,875
        150,000  L-3 Communications Corp., 6.375%, 10/15/15                145,313
        257,000  Lockheed Martin Corp., 6.15%, 9/1/36                      256,799
        380,000  United Technologies Corp., 4.375%, 5/1/10                 383,735
        328,000  United Technologies Corp., 6.05%, 6/1/36                  324,723
        170,000  United Technologies Corp., 6.125%, 7/15/38                166,979
                                                                    --------------
                                                                         2,462,283
                                                                    --------------
AUTOMOBILES -- 0.1%
        200,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                 3/15/11                                                   203,973
        250,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                 11/15/13                                                  259,411
        250,000  Ford Motor Co., 7.45%, 7/16/31                            174,375
        475,000  General Motors Corp., 8.375%, 7/15/33(2)                  327,750
                                                                    --------------
                                                                           965,509
                                                                    --------------
BEVERAGES -- 0.2%
        460,000  Coca-Cola Co. (The), 5.35%, 11/15/17(5)                   463,547
        350,000  Diageo Capital plc, 5.75%, 10/23/17                       349,449
        250,000  Miller Brewing Co. (SABMiller plc), 4.25%,
                 8/15/08 (Acquired 8/6/03-1/6/04, Cost
                 $251,108)(3)                                              250,555
        200,000  PepsiCo, Inc., 4.65%, 2/15/13                             202,624
        470,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                 Cost $469,666)(3)                                         479,637
                                                                    --------------
                                                                         1,745,812
                                                                    --------------
BUILDING PRODUCTS(4)
        150,000  Nortek, Inc., 10.00%, 12/1/13 (Acquired
                 5/13/08, Cost $148,436)(3)                                149,813
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

CAPITAL MARKETS -- 0.2%
      $ 410,000  Credit Suisse, 5.00%, 5/15/13                            $402,814
        480,000  Deutsche Bank AG (London), 4.875%, 5/20/13                475,275
        439,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10                  430,382
        410,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18                402,631
        160,000  Morgan Stanley, 6.00%, 4/28/15                            154,703
        240,000  Morgan Stanley, 6.625%, 4/1/18                            236,652
                                                                    --------------
                                                                         2,102,457
                                                                    --------------
CHEMICALS -- 0.1%
        260,000  Air Products and Chemicals, Inc., 4.15%, 2/1/13           253,696
        450,000  Hexion US Finance Corp./Hexion Nova Scotia
                 Finance ULC, 9.75%, 11/15/14                              497,249
        375,000  Ineos Group Holdings plc, 8.50%, 2/15/16
                 (Acquired 5/14/07, Cost $378,750)(3)                      293,438
        180,000  Rohm and Haas Co., 5.60%, 3/15/13                         180,095
                                                                    --------------
                                                                         1,224,478
                                                                    --------------
COMMERCIAL BANKS -- 0.2%
        230,000  Fifth Third Bancorp, 6.25%, 5/1/13                        228,082
        210,000  KeyCorp, 6.50%, 5/14/13                                   206,238
        330,000  PNC Bank N.A., 4.875%, 9/21/17                            294,300
        230,000  PNC Bank N.A., 6.00%, 12/7/17                             221,146
        237,000  PNC Funding Corp., 5.125%, 12/14/10                       236,931
        250,000  Regions Bank, 7.50%, 5/15/18                              247,870
        100,000  SunTrust Banks, Inc., 7.25%, 3/15/18                      102,953
        269,000  Wachovia Bank N.A., 4.80%, 11/1/14                        252,240
        421,000  Wachovia Bank N.A., 4.875%, 2/1/15                        395,795
        372,000  Wells Fargo & Co., 4.625%, 8/9/10                         374,204
        270,000  Wells Fargo & Co., 4.375%, 1/31/13                        263,267
                                                                    --------------
                                                                         2,823,026
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
        450,000  Allied Waste North America, Inc., 6.375%,
                 4/15/11                                                   448,313
        100,000  Allied Waste North America, Inc., 7.875%,
                 4/15/13                                                   102,750

Shares/Principal Amount                                                      Value

      $ 650,000  Cenveo Corp., 7.875%, 12/1/13(5)                         $567,124
        550,000  Corrections Corp. of America, 6.25%, 3/15/13(5)           544,500
        170,000  Pitney Bowes, Inc., 5.75%, 9/15/17                        168,479
                                                                    --------------
                                                                         1,831,166
                                                                    --------------
COMMUNICATIONS EQUIPMENT(4)
        575,000  Nordic Telephone Co. Holdings ApS, 8.875%,
                 5/1/16 (Acquired 5/5/06, Cost $600,156)(3)                569,250
                                                                    --------------
COMPUTERS & PERIPHERALS(4)
        430,000  Hewlett-Packard Co., 4.50%, 3/1/13                        425,546
                                                                    --------------
CONSUMER FINANCE -- 0.1%
        185,000  American Express Centurion Bank, 4.375%, 7/30/09          185,245
        400,000  American Express Centurion Bank, 5.55%, 10/17/12          396,423
                                                                    --------------
                                                                           581,668
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
        550,000  Ball Corp., 6.875%, 12/15/12(5)                           561,000
        250,000  Graham Packaging Co. Inc., 8.50%, 10/15/12                243,750
        350,000  Graham Packaging Co. Inc., 9.875%, 10/15/14               327,250
        300,000  Smurfit-Stone Container Enterprises, Inc.,
                 8.00%, 3/15/17                                            260,250
                                                                    --------------
                                                                         1,392,250
                                                                    --------------
DIVERSIFIED -- 0.3%
      4,000,000  Dow Jones CDX N.A. High Yield Secured Note,
                 Series 10-T, 8.875%, 6/29/13 (Acquired 4/18/08,
                 Cost $3,890,000)(3)                                     3,840,000
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
        595,000  Bank of America Corp., 4.375%, 12/1/10(5)                 596,916
        410,000  Bank of America Corp., 4.90%, 5/1/13                      404,815
        410,000  Bank of America Corp., 5.65%, 5/1/18                      398,074
        303,000  Bank of America N.A., 5.30%, 3/15/17                      289,171
        260,000  Bank of America N.A., 6.00%, 10/15/36                     245,961
        250,000  Citigroup Inc., 5.50%, 4/11/13                            249,127
        240,000  Citigroup Inc., 6.125%, 5/15/18                           235,862

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

      $ 300,000  Ford Motor Credit Co., 6.625%, 6/16/08                   $299,862
        450,000  Ford Motor Credit Co., 7.375%, 10/28/09(5)                438,466
        450,000  Ford Motor Credit Co., 7.25%, 10/25/11(5)                 402,180
        245,000  General Electric Capital Corp., 6.125%, 2/22/11           255,217
        160,000  General Electric Capital Corp., 4.80%, 5/1/13             159,190
        340,000  General Electric Capital Corp., 5.625%, 9/15/17           337,502
        750,000  General Motors Acceptance Corp., 6.875%, 9/15/11          632,758
        300,000  General Motors Acceptance Corp., 6.75%, 12/1/14           232,550
        170,000  John Deere Capital Corp., 4.50%, 4/3/13                   167,774
        384,000  John Deere Capital Corp., 5.50%, 4/13/17                  384,845
        360,000  Pricoa Global Funding I, 5.40%, 10/18/12
                 (Acquired 10/11/07, Cost $359,284)(3)                     359,437
                                                                    --------------
                                                                         6,089,707
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
        372,000  AT&T Corp., 7.30%, 11/15/11                               398,370
        270,000  AT&T Inc., 6.80%, 5/15/36                                 274,994
         80,000  AT&T Inc., 6.40%, 5/15/38                                  77,990
         37,000  BellSouth Corp., 6.875%, 10/15/31                          37,219
        260,000  British Telecommunications plc, 5.95%, 1/15/18            254,791
        350,000  Citizens Communications Co., 6.25%, 1/15/13               330,750
        158,000  Embarq Corp., 7.08%, 6/1/16                               153,814
        150,000  Intelsat Bermuda Ltd., 9.25%, 6/15/16                     152,250
        250,000  Level 3 Financing Inc., 9.25%, 11/1/14                    235,000
        500,000  MetroPCS Wireless, Inc., 9.25%, 11/1/14                   483,125
        775,000  Qwest Communications International Inc., 7.50%,
                 2/15/14                                                   763,374
        565,000  Qwest Corp., 7.875%, 9/1/11                               577,712
         90,000  Qwest Corp., 7.50%, 10/1/14                                90,000
        400,000  Telecom Italia Capital SA, 4.00%, 1/15/10                 394,328
        200,000  Telefonica Emisiones SAU, 7.05%, 6/20/36                  210,684
        219,000  Verizon Communications Inc., 5.55%, 2/15/16               218,181

Shares/Principal Amount                                                      Value

      $ 180,000  Verizon Communications Inc., 5.50%, 2/15/18              $176,034
        160,000  Verizon Communications Inc., 6.10%, 4/15/18               163,325
        150,000  Verizon Communications Inc., 6.25%, 4/1/37                144,692
        270,000  Verizon Communications Inc., 6.40%, 2/15/38               264,592
                                                                    --------------
                                                                         5,401,225
                                                                    --------------
ELECTRIC UTILITIES -- 0.2%
        358,000  Carolina Power & Light Co., 5.15%, 4/1/15                 357,382
        174,000  Carolina Power & Light Co., 5.25%, 12/15/15               174,759
        289,000  Cleveland Electric Illuminating Co. (The),
                 5.70%, 4/1/17                                             274,948
        275,000  Energy Future Holdings Corp., 10.875%, 11/1/17
                 (Acquired 10/24/07, Cost $279,125)(3)                     288,063
        192,000  Florida Power Corp., 4.50%, 6/1/10                        194,473
        170,000  Florida Power Corp., 6.35%, 9/15/37                       174,500
        249,000  Southern California Edison Co., 5.625%, 2/1/36            233,173
        135,000  Toledo Edison Co. (The), 6.15%, 5/15/37                   118,835
                                                                    --------------
                                                                         1,816,133
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.1%
        425,000  Baldor Electric Co., 8.625%, 2/15/17                      435,625
        270,000  Rockwell Automation, Inc., 6.25%, 12/1/37                 268,020
                                                                    --------------
                                                                           703,645
ELECTRONIC EQUIPMENT & INSTRUMENTS(4)
        500,000  Flextronics International Ltd., 6.50%,
                 5/15/13(5)                                                495,000
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.3%
        240,000  CVS Caremark Corp., 5.75%, 6/1/17                         237,926
        450,000  Ingles Markets, Inc., 8.875%, 12/1/11                     461,250
        600,000  SUPERVALU INC., 7.50%, 11/15/14                           621,001
        360,000  SYSCO Corp., 4.20%, 2/12/13                               351,522
        324,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10                     329,025
        170,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13                     168,897
        338,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27                     332,360

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

      $ 280,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37                    $287,212
        170,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38                     167,596
                                                                    --------------
                                                                         2,956,789
                                                                    --------------
FOOD PRODUCTS -- 0.2%
        500,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                 10/1/08 (Acquired 6/14/05-10/17/06, Cost
                 $487,521)(3)(5)                                           499,416
        270,000  Cargill Inc., 5.20%, 1/22/13 (Acquired 1/16/08,
                 Cost $269,776)(3)                                         267,957
        450,000  General Mills, Inc., 5.65%, 9/10/12                       459,603
        180,000  Kellogg Co., 6.60%, 4/1/11                                189,424
        270,000  Kellogg Co., 5.125%, 12/3/12                              272,913
        260,000  Kraft Foods Inc., 6.00%, 2/11/13                          263,836
        400,000  Smithfield Foods, Inc., 7.75%, 7/1/17                     396,000
                                                                    --------------
                                                                         2,349,149
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.1%
        325,000  Bausch & Lomb Inc., 9.875%, 11/1/15 (Acquired
                 10/16/07, Cost $333,125)(3)                               341,250
        350,000  Baxter Finco BV, 4.75%, 10/15/10                          354,886
        360,000  Baxter International Inc., 5.90%, 9/1/16                  370,005
        170,000  Baxter International Inc., 5.375%, 6/1/18                 166,905
        180,000  Baxter International Inc., 6.25%, 12/1/37                 179,397
        225,000  Biomet, Inc., 11.625%, 10/15/17 (Acquired
                 5/7/08, Cost $239,063)(3)                                 239,625
        200,000  LVB Acquisition Merger Sub, Inc., 10.00%,
                 10/15/17 (Acquired 10/5/07, Cost $205,500)(3)             215,500
                                                                    --------------
                                                                         1,867,568
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
        450,000  Community Health Systems Inc., 8.875%,
                 7/15/15(5)                                                466,312
        375,000  HCA Inc., 9.25%, 11/15/16                                 397,031
        400,000  Laboratory Corp. of America Holdings, 5.625%,
                 12/15/15                                                  380,806
        125,000  Omnicare Inc., 6.875%, 12/15/15                           116,563
        200,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15               203,000
                                                                    --------------
                                                                         1,563,712
                                                                    --------------

Shares/Principal Amount                                                      Value

HOTELS, RESTAURANTS & LEISURE -- 0.4%
      $ 187,790  Eldorado Casino Shreveport, 10.00%, 8/1/12               $186,851
        500,000  Majestic Star Casino LLC/Majestic Star Casino
                 Capital Corp., 9.50%, 10/15/10(2)                         433,750
         69,000  Mandalay Resort Group, 9.375%, 2/15/10                     71,243
        430,000  McDonald's Corp., 5.35%, 3/1/18                           420,867
        190,000  McDonald's Corp., 6.30%, 10/15/37                         188,100
        500,000  MGM Mirage, 8.50%, 9/15/10                                513,124
        400,000  MGM Mirage, 6.75%, 9/1/12                                 374,500
        390,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13              362,213
        350,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13             323,750
        225,000  Six Flags Inc., 8.875%, 2/1/10(2)                         204,750
        400,000  Six Flags Inc., 9.75%, 4/15/13                            264,000
        250,000  Station Casinos Inc., 6.875%, 3/1/16                      153,438
        375,000  Station Casinos Inc., 7.75%, 8/15/16(2)                   314,063
        500,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital
                 Corp., 6.625%, 12/1/14                                    484,999
        185,000  Yum! Brands, Inc., 6.875%, 11/15/37                       176,058
                                                                    --------------
                                                                         4,471,706
                                                                    --------------
HOUSEHOLD DURABLES -- 0.1%
        500,000  KB Home, 6.375%, 8/15/11                                  481,250
        200,000  Pulte Homes Inc., 7.875%, 8/1/11                          199,000
        425,000  Sealy Mattress Co., 8.25%, 6/15/14                        377,188
        225,000  Standard Pacific Corp., 9.25%, 4/15/12(2)                 183,375
                                                                    --------------
                                                                         1,240,813
                                                                    --------------
HOUSEHOLD PRODUCTS(4)
        170,000  Kimberly-Clark Corp., 6.125%, 8/1/17                      178,736
        240,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                 230,496
                                                                    --------------
                                                                           409,232
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
        500,000  AES Corp. (The), 8.75%, 5/15/13 (Acquired
                 5/14/04, Cost $510,000)(3)(5)                             521,875

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

      $ 425,000  AES Corp. (The), 8.00%, 10/15/17                         $428,719
        400,000  Reliant Energy, Inc., 7.625%, 6/15/14                     403,000
                                                                    --------------
                                                                         1,353,594
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.1%
        872,000  General Electric Co., 5.00%, 2/1/13                       881,420
        190,000  General Electric Co., 5.25%, 12/6/17                      186,165
                                                                    --------------
                                                                         1,067,585
                                                                    --------------
INSURANCE -- 0.3%
        350,000  Allstate Financial Global Funding, 4.25%,
                 9/10/08 (Acquired 9/3/03,Cost $349,314)(3)                350,846
        425,000  Fairfax Financial Holdings Ltd., 7.75%, 6/15/17           416,500
        305,000  Hartford Financial Services Group Inc. (The),
                 5.375%, 3/15/17                                           291,873
        170,000  Hartford Financial Services Group Inc. (The),
                 6.30%, 3/15/18                                            172,433
        160,000  Hartford Financial Services Group Inc. (The),
                 6.00%, 1/15/19                                            157,600
        330,000  Lincoln National Corp., 6.30%, 10/9/37                    312,102
        560,000  MetLife Global Funding I, 5.125%, 4/10/13
                 (Acquired 4/7/08-4/8/08, Cost $560,504)(3)                551,966
        410,000  New York Life Global Funding, 4.65%, 5/9/13
                 (Acquired 5/2/08, Cost $409,278)(3)                       404,843
        270,000  Prudential Financial, Inc., 6.00%, 12/1/17                266,826
        190,000  Prudential Financial, Inc., 5.40%, 6/13/35                156,794
        170,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37           160,159
                                                                    --------------
                                                                         3,241,942
                                                                    --------------
IT SERVICES -- 0.1%
        400,000  SunGard Data Systems Inc., 9.125%, 8/15/13                414,000
        325,000  SunGard Data Systems Inc., 10.25%, 8/15/15                339,625
                                                                    --------------
                                                                           753,625
                                                                    --------------
MACHINERY -- 0.1%
        170,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired
                 5/15/07, Cost $169,924)(3)                                165,574

Shares/Principal Amount                                                      Value

      $ 190,000  Caterpillar Financial Services Corp., 4.85%,
                 12/7/12                                                  $189,616
        200,000  Rental Service Corp., 9.50%, 12/1/14                      176,000
        175,000  SPX Corp., 7.625%, 12/15/14 (Acquired 12/10/07,
                 Cost $175,000)(3)                                         182,219
                                                                    --------------
                                                                           713,409
                                                                    --------------
MEDIA -- 0.7%
        400,000  Cablevision Systems Corp., 8.00%, 4/15/12                 391,000
        325,000  Cadmus Communications Corp., 8.375%, 6/15/14              276,250
        723,000  CCH I, LLC/CCH I Capital Corp., 11.00%,
                 10/1/15(2)                                                618,165
        625,000  Cinemark Inc., VRN, 0.00%, 3/15/09(5)(6)                  596,875
        353,000  Comcast Corp., 5.90%, 3/15/16                             351,898
        170,000  Comcast Corp., 5.70%, 5/15/18                             165,236
        170,000  Comcast Corp., 6.40%, 5/15/38                             161,695
        350,000  CSC Holdings, Inc., 8.125%, 8/15/09                       357,438
        250,000  CSC Holdings, Inc., 6.75%, 4/15/12                        243,750
        500,000  Dex Media Inc., 8.00%, 11/15/13(5)                        400,000
        500,000  DIRECTV Holdings LLC/DIRECTV Financing Co.,
                 Inc., 8.375%, 3/15/13(5)                                  518,750
        500,000  EchoStar DBS Corp., 6.375%, 10/1/11                       495,000
        250,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15             206,250
        300,000  Idearc Inc., 8.00%, 11/15/16                              216,000
        225,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                 1/15/13                                                   216,000
        100,000  News America Holdings, 7.75%, 1/20/24                     106,704
        220,000  Pearson Dollar Finance Two plc, 6.25%, 5/6/18
                 (Acquired 4/29/08, Cost $219,595)(3)                      218,720
        450,000  R.H. Donnelley Corp., 8.875%, 1/15/16                     310,500
        490,000  Rogers Cable Inc., 6.25%, 6/15/13                         506,317
        510,000  Time Warner Cable Inc., 5.40%, 7/2/12                     503,876
        140,000  Time Warner Inc., 5.50%, 11/15/11                         138,558

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       $ 37,000  Time Warner Inc., 7.625%, 4/15/31                         $38,478
        350,000  Valassis Communications Inc., 8.25%, 3/1/15               329,000
                                                                    --------------
                                                                         7,366,460
                                                                    --------------
METALS & MINING -- 0.1%
        270,000  ArcelorMittal, 6.125%, 6/1/18 (Acquired
                 5/19/08, Cost $268,842)(3)                                263,434
        325,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%,
                 4/1/15                                                    344,950
        375,000  Tube City IMS Corp., 9.75%, 2/1/15                        359,999
        142,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                 (Acquired 11/8/06, Cost $141,649)(3)                      134,472
                                                                    --------------
                                                                         1,102,855
                                                                    --------------
MULTI-UTILITIES -- 0.1%
        190,000  CenterPoint Energy Resources Corp., 6.125%,
                 11/1/17                                                   186,349
        220,000  CenterPoint Energy Resources Corp., 6.25%,
                 2/1/37                                                    194,216
        328,000  Consolidated Edison Co. of New York, Inc.,
                 Series 2006 C, 5.50%, 9/15/16                             327,345
        186,000  Dominion Resources Inc., 4.75%, 12/15/10                  187,886
        370,000  NSTAR Electric Co., 5.625%, 11/15/17                      373,930
        195,000  Pacific Gas and Electric Co., 6.05%, 3/1/34               187,774
        118,000  Pacific Gas and Electric Co., 5.80%, 3/1/37               109,564
        160,000  Pacific Gas and Electric Co., 6.35%, 2/15/38              159,493
                                                                    --------------
                                                                         1,726,557
                                                                    --------------
MULTILINE RETAIL -- 0.1%
        127,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12           119,791
        180,000  Kohl's Corp., 6.875%, 12/15/37                            164,225
        440,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13             413,558
                                                                    --------------
                                                                           697,574
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
        170,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17           167,899
        180,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39            183,678
        125,000  Chesapeake Energy Corp., 7.625%, 7/15/13                  127,813

Shares/Principal Amount                                                      Value

      $ 450,000  Chesapeake Energy Corp., 7.50%, 6/15/14(5)               $455,063
        350,000  Enbridge Energy Partners, L.P., 6.50%, 4/15/18
                 (Acquired 3/31/08, Cost $348,131)(3)                      350,494
        567,000  Enterprise Products Operating L.P., 4.95%,
                 6/1/10(5)                                                 567,467
        190,000  Enterprise Products Operating L.P., 6.30%,
                 9/15/17                                                   189,384
        550,000  Forest Oil Corp., 7.75%, 5/1/14(5)                        558,249
        525,000  Massey Energy Co., 6.625%, 11/15/10                       526,313
        125,000  Massey Energy Co., 6.875%, 12/15/13                       123,750
        270,000  Nexen Inc., 6.40%, 5/15/37                                260,593
        200,000  OPTI Canada Inc., 7.875%, 12/15/14                        203,500
        300,000  Pacific Energy Partners L.P./Pacific Energy
                 Finance Corp., 7.125%, 6/15/14                            301,861
        100,000  PetroHawk Energy Corp., 7.875%, 6/1/15
                 (Acquired 5/9/08, Cost $100,000)(3)                       100,375
        442,000  Premcor Refining Group Inc. (The), 6.125%,
                 5/1/11                                                    451,236
        225,000  Range Resources Corp., 7.375%, 7/15/13                    229,500
        400,000  Sabine Pass LNG, L.P., 7.50%, 11/30/16                    367,500
        300,000  Southwestern Energy Co., 7.50%, 2/1/18
                 (Acquired 1/11/08, Cost $300,000)(3)                      304,447
        180,000  Tesoro Corp., 6.25%, 11/1/12                              170,775
        150,000  Tesoro Corp., 6.50%, 6/1/17                               134,813
         90,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37                82,813
        300,000  Williams Companies, Inc. (The), 8.125%, 3/15/12           327,000
        247,000  XTO Energy Inc., 5.30%, 6/30/15                           242,266
        196,000  XTO Energy Inc., 6.10%, 4/1/36                            186,555
         80,000  XTO Energy Inc., 6.375%, 6/15/38                           76,906
                                                                    --------------
                                                                         6,690,250
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.1%
        269,000  Boise Cascade LLC, 7.125%, 10/15/14                       236,048
        475,000  Georgia-Pacific Corp., 7.70%, 6/15/15                     473,812

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

      $ 175,000  Georgia-Pacific Corp., 7.125%, 1/15/17
                 (Acquired 12/13/06, Cost $175,000)(3)                    $173,688
         51,000  Jefferson Smurfit Corp., 8.25%, 10/1/12                    47,175
        350,000  NewPage Corp., 10.00%, 5/1/12 (Acquired
                 12/19/07, Cost $354,375)(3)                               374,500
        300,000  Verso Paper Holdings LLC/Verso Paper Inc.,
                 9.125%, 8/1/14                                            309,750
                                                                    --------------
                                                                         1,614,973
                                                                    --------------
PHARMACEUTICALS -- 0.2%
        320,000  Abbott Laboratories, 5.875%, 5/15/16                      331,338
        190,000  Abbott Laboratories, 6.15%, 11/30/37                      190,127
        780,000  AstraZeneca plc, 5.40%, 9/15/12(5)                        795,647
        260,000  AstraZeneca plc, 5.90%, 9/15/17                           266,335
        410,000  GlaxoSmithKline Capital Inc., 4.85%, 5/15/13              408,651
        250,000  GlaxoSmithKline Capital Inc., 6.375%, 5/15/38             247,677
        199,000  Wyeth, 5.95%, 4/1/37                                      189,646
                                                                    --------------
                                                                         2,429,421
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
        550,000  Host Marriott L.P., 7.00%, 8/15/12                        552,062
        350,000  ProLogis, 5.625%, 11/15/16                                324,935
                                                                    --------------
                                                                           876,997
                                                                    --------------
ROAD & RAIL -- 0.1%
        350,000  Hertz Corp., 8.875%, 1/1/14                               350,000
        375,000  Hertz Corp., 10.50%, 1/1/16(2)                            375,938
        270,000  Union Pacific Corp., 5.75%, 11/15/17                      267,954
                                                                    --------------
                                                                           993,892
                                                                    --------------
SOFTWARE -- 0.1%
        183,000  Intuit Inc., 5.75%, 3/15/17                               173,729
        394,000  Oracle Corp., 5.00%, 1/15/11                              402,384
        850,000  Oracle Corp., 5.75%, 4/15/18                              846,441
                                                                    --------------
                                                                         1,422,554
                                                                    --------------
SPECIALTY RETAIL -- 0.2%
        375,000  Asbury Automotive Group Inc., 8.00%, 3/15/14              342,188
        300,000  Asbury Automotive Group Inc., 7.625%, 3/15/17             253,500
        325,000  Claire's Stores Inc., 9.25%, 6/1/15(2)                    219,375

Shares/Principal Amount                                                      Value

      $ 485,000  Couche-Tard U.S. L.P./Couche-Tard Financing
                 Corp., 7.50%, 12/15/13                                   $493,488
        750,000  GSC Holdings Corp., 8.00%, 10/1/12                        794,999
        180,000  Lowe's Companies, Inc., 5.60%, 9/15/12                    183,551
        300,000  Michaels Stores, Inc., 10.00%, 11/1/14(2)                 279,000
        275,000  Toys "R" Us, Inc., 7.375%, 10/15/18                       212,438
                                                                    --------------
                                                                         2,778,539
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
        800,000  Perry Ellis International, Inc., 8.875%,
                 9/15/13(5)                                                762,000
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
        850,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired
                 8/1/06-10/5/06, Cost $876,000)(3)(5)                      760,750
        550,000  United Rentals North America, Inc., 6.50%,
                 2/15/12                                                   510,125
        176,000  United Rentals North America, Inc., 7.75%,
                 11/15/13                                                  150,920
                                                                    --------------
                                                                         1,421,795
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
        200,000  Alltel Corp., 7.00%, 7/1/12                               176,000
        250,000  Cricket Communications, Inc., 9.375%, 11/1/14             242,500
        400,000  Rural Cellular Corp., 9.875%, 2/1/10                      412,000
        100,000  Syniverse Technologies Inc., 7.75%, 8/15/13                96,500
        226,000  Vodafone Group plc, 5.625%, 2/27/17                       223,009
                                                                    --------------
                                                                         1,150,009
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $90,327,587)                                                      87,641,968
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(7) -- 5.2%

          1,410  FHLMC, 6.50%, 12/1/12                                       1,463
         28,022  FHLMC, 7.00%, 6/1/14                                       29,394
        820,642  FHLMC, 4.50%, 1/1/19(5)                                   804,821
        645,943  FHLMC, 5.00%, 1/1/21(5)                                   643,998
      1,542,172  FHLMC, 5.00%, 4/1/21(5)                                 1,537,527
          5,408  FHLMC, 7.00%, 8/1/29                                        5,746
         36,170  FHLMC, 8.00%, 7/1/30                                       39,141
        354,094  FHLMC, 5.50%, 12/1/33                                     353,076
        204,265  FHLMC, 6.50%, 7/1/47                                      208,534

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

    $17,358,837  FNMA, 6.00%, settlement date 6/12/08(8)              $ 17,611,078
      4,775,000  FNMA, 6.50%, settlement date 6/12/08(8)                 4,923,474
          9,177  FNMA, 6.50%, 4/1/12                                         9,536
         55,417  FNMA, 6.00%, 4/1/14                                        57,128
         17,415  FNMA, 7.50%, 6/1/15                                        18,163
        189,790  FNMA, 5.50%, 12/1/16                                      193,133
        519,742  FNMA, 4.50%, 5/1/19(5)                                    509,723
        574,281  FNMA, 4.50%, 5/1/19(5)                                    563,210
        347,349  FNMA, 5.00%, 9/1/20                                       346,629
          1,976  FNMA, 7.00%, 6/1/26                                         2,104
         21,536  FNMA, 7.50%, 3/1/27                                        23,257
          8,378  FNMA, 7.00%, 1/1/29                                         8,889
         48,557  FNMA, 6.50%, 4/1/29                                        50,573
         41,225  FNMA, 6.50%, 8/1/29                                        42,936
         65,351  FNMA, 6.50%, 12/1/29                                       68,063
         20,449  FNMA, 7.00%, 3/1/30                                        21,688
         13,616  FNMA, 8.00%, 7/1/30                                        14,718
          9,774  FNMA, 7.50%, 9/1/30                                        10,526
         44,865  FNMA, 7.00%, 9/1/31                                        47,559
         32,217  FNMA, 6.50%, 1/1/32                                        33,524
        166,750  FNMA, 7.00%, 6/1/32                                       176,789
         46,716  FNMA, 6.50%, 8/1/32                                        48,611
        321,435  FNMA, 6.50%, 11/1/32                                      334,172
        327,052  FNMA, 5.50%, 6/1/33                                       326,010
      3,902,776  FNMA, 5.50%, 7/1/33(5)                                  3,890,338
        199,682  FNMA, 5.50%, 8/1/33                                       199,046
      2,375,952  FNMA, 5.00%, 11/1/33(5)                                 2,305,267
      2,636,165  FNMA, 5.50%, 1/1/34(5)                                  2,627,763
      3,468,515  FNMA, 5.00%, 8/1/35(5)                                  3,358,823
      2,046,293  FNMA, 4.50%, 9/1/35(5)                                  1,911,728
      2,300,034  FNMA, 5.00%, 2/1/36(5)                                  2,227,295
      8,630,936  FNMA, 5.50%, 4/1/36(5)                                  8,587,246
      2,580,335  FNMA, 6.50%, 8/1/37(5)                                  2,647,633
         99,389  FNMA, 6.50%, 6/1/47                                       101,423
        248,366  FNMA, 6.50%, 8/1/47                                       253,450
        346,235  FNMA, 6.50%, 8/1/47                                       353,322
         41,548  FNMA, 6.50%, 9/1/47                                        42,398
        293,086  FNMA, 6.50%, 9/1/47                                       299,085
        326,192  FNMA, 6.50%, 9/1/47                                       332,869
        397,181  FNMA, 6.50%, 9/1/47(5)                                    405,311
        574,071  FNMA, 6.50%, 9/1/47(5)                                    585,822
          3,114  GNMA, 7.50%, 10/15/25                                       3,352
         46,114  GNMA, 6.00%, 3/15/26                                       47,199
         12,508  GNMA, 7.00%, 12/15/27                                      13,415
         10,750  GNMA, 6.50%, 2/15/28                                       11,173
         20,911  GNMA, 6.50%, 3/15/28                                       21,733
          7,308  GNMA, 7.00%, 8/15/29                                        7,829

Shares/Principal Amount                                                      Value

        $ 3,926  GNMA, 7.50%, 5/15/30                                       $4,219
         63,503  GNMA, 7.00%, 5/15/31                                       67,951
        252,017  GNMA, 5.50%, 11/15/32                                     252,915
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $59,640,728)                                                      59,623,798
                                                                    --------------

Collateralized Mortgage Obligations(7) -- 3.5%

      1,115,854  Banc of America Alternative Loan Trust, Series
                 2007-2, Class 2A4, 5.75%, 6/25/37(5)                    1,056,751
      3,810,409  Banc of America Commercial Mortgage Inc. STRIPS
                 - COUPON, Series 2004-1, Class XP, VRN, 0.80%,
                 6/1/08                                                     55,807
      1,200,000  Banc of America Commercial Mortgage Inc.,
                 Series 2004-2, Class A3 SEQ, 4.05%, 11/10/38(5)         1,185,834
        800,000  Banc of America Commercial Mortgage Inc.,
                 Series 2006-6, Class A3 SEQ, 5.37%, 12/10/16(5)           769,278
      1,860,000  Banc of America Commercial Mortgage Inc.,
                 Series 2007-4, Class A3 SEQ, 5.81%, 8/10/14(5)          1,793,014
        290,849  Banc of America Large Loan, Series 2005 MIB1,
                 Class A1, VRN, 2.66%, 6/15/08, resets monthly
                 off the 1-month LIBOR plus 0.15% with no caps
                 (Acquired 11/18/05, Cost $290,849)(3)                     276,734
      7,190,076  Bear Stearns Commercial Mortgage Securities
                 Trust STRIPS - COUPON, Series 2004 T16, Class
                 X2, VRN, 0.89%, 6/1/08                                    175,848
      1,223,591  Bear Stearns Commercial Mortgage Securities
                 Trust, Series 2006 BBA7, Class A1, VRN, 2.62%,
                 6/16/08, resets monthly off the 1-month LIBOR
                 plus 0.11% with no caps (Acquired 6/5/06, Cost
                 $1,223,591)(3)(5)                                       1,167,843
      2,300,000  Bear Stearns Commercial Mortgage Securities
                 Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
                 12/1/38(5)                                              2,217,476
      1,628,731  Commercial Mortgage Acceptance Corp. STRIPS -
                 COUPON, Series 1998 C2, Class X, VRN, 1.06%,
                 6/1/08                                                     50,886

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       $ 39,779  Commercial Mortgage Pass-Through Certificates,
                 Series 2005 F10A, Class A1, VRN, 2.61%,
                 6/15/08, resets monthly off the 1-month LIBOR
                 plus 0.10% with no caps (Acquired 3/18/05, Cost
                 $39,779)(3)                                               $38,694
      3,404,945  Countrywide Home Loan Mortgage Pass-Through
                 Trust, Series 2007-16, Class A1, 6.50%,
                 10/25/37(5)                                             3,345,924
        600,000  Credit Suisse First Boston Mortgage Securities
                 Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                 6/15/34(5)                                                623,999
        800,000  Credit Suisse First Boston Mortgage Securities
                 Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
                 4/15/37(5)                                                826,186
      3,750,000  Credit Suisse Mortgage Capital Certificates,
                 Series 2007 TF2A, Class A1, VRN, 2.69%,
                 6/15/08, resets monthly off the 1-month LIBOR
                 plus 0.18% with no caps (Acquired 7/24/07, Cost
                 $3,750,000)(3)(5)                                       3,587,951
        984,074  FHLMC, Series 2541, Class EA, 5.00%, 3/1/16(5)            992,627
      1,154,513  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(5)         1,166,759
        530,475  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(5)           532,222
        900,000  FHLMC, Series 2926, Class EW SEQ, 5.00%,
                 1/15/25(5)                                                871,789
        353,282  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14             354,520
        214,300  FNMA, Series 2003-52, Class KF SEQ, VRN, 2.79%,
                 6/25/08, resets monthly off the 1-month LIBOR
                 plus 0.40% with a cap of 7.50%                            213,323
        448,000  FNMA, Series 2003-92, Class PD, 4.50%,
                 3/25/17(5)                                                446,025
      1,878,848  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                 4/25/23(5)                                              1,895,401
      1,230,000  Greenwich Capital Commercial Funding Corp.,
                 Series 2005 GG3, Class A2 SEQ, VRN, 4.31%,
                 6/1/08(5)                                               1,222,407

Shares/Principal Amount                                                      Value

      $ 576,867  Greenwich Capital Commercial Funding Corp.,
                 Series 2006 FL4A, Class A1, VRN, 2.81%, 6/5/08,
                 resets monthly off the 1-month LIBOR plus 0.09%
                 with no caps (Acquired 12/14/06, Cost
                 $576,867)(3)(5)                                          $541,169
        333,234  GS Mortgage Securities Corp. II, Series 2007
                 EOP, Class A1, VRN, 2.81%, 6/6/08, resets
                 monthly off the 1-month LIBOR plus 0.09% with
                 no caps                                                   308,928
      2,300,000  LB-UBS Commercial Mortgage Trust, Series 2003
                 C3, Class A3 SEQ, 3.85%, 5/15/27(5)                     2,232,686
        700,000  LB-UBS Commercial Mortgage Trust, Series 2004
                 C1, Class A2 SEQ, 3.62%, 1/15/29                          694,746
      2,500,000  LB-UBS Commercial Mortgage Trust, Series 2004
                 C4, Class A2, VRN, 4.57%, 6/11/08(5)                    2,502,956
      1,233,116  LB-UBS Commercial Mortgage Trust, Series 2005
                 C2, Class A2 SEQ, 4.82%, 4/15/30(5)                     1,233,276
      1,400,000  LB-UBS Commercial Mortgage Trust, Series 2005
                 C3, Class A3 SEQ, 4.65%, 7/30/30(5)                     1,379,239
        300,000  LB-UBS Commercial Mortgage Trust, Series 2006
                 C1, Class A4 SEQ, 5.16%, 2/15/31                          290,973
        151,647  Lehman Brothers Floating Rate Commercial
                 Mortgage Trust, Series 2006 LLFA, Class A1,
                 VRN, 2.59%, 6/16/08, resets monthly off the
                 1-month LIBOR plus 0.08% with no caps (Acquired
                 8/7/06, Cost $151,647)(3)                                 143,281
         21,223  MASTR Alternative Loans Trust, Series 2003-8,
                 Class 4A1, 7.00%, 12/25/33                                 20,796
        900,254  Merrill Lynch Floating Trust, Series 2006-1,
                 Class A1, VRN, 2.58%, 6/15/08, resets monthly
                 off the 1-month LIBOR plus 0.07% with no caps
                 (Acquired 10/31/06, Cost $900,254)(3)                     845,536

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

      $ 711,725  Thornburg Mortgage Securities Trust, Series
                 2006-5, Class A1, VRN, 2.51%, 6/25/08, resets
                 monthly off the 1-month LIBOR plus 0.12% with
                 no caps                                                  $684,475
      2,214,000  Wachovia Bank Commercial Mortgage Trust, Series
                 2006 C23, Class A4, 5.42%, 1/15/45(5)                   2,179,827
        675,000  Washington Mutual Mortgage Pass-Through
                 Certificates, Series 2005 AR4, Class A3, 4.59%,
                 4/25/35                                                   673,148
      1,742,089  Wells Fargo Mortgage Backed Securities Trust,
                 Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37(5)        1,720,266
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $40,906,946)                                                      40,318,600
                                                                    --------------

U.S. Treasury Securities -- 3.0%

      1,410,000  U.S. Treasury Bonds, 8.125%, 8/15/19(2)                 1,875,300
      1,000,000  U.S. Treasury Bonds, 8.125%, 8/15/21(5)                 1,353,985
      2,925,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)                 3,699,441
      2,412,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)                  2,917,767
        685,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)                    689,603
      6,878,560  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                 1/15/27(5)                                              7,146,184
      4,041,497  U.S. Treasury Inflation Indexed Notes, 3.00%,
                 7/15/12(5)                                              4,393,867
      4,735,418  U.S. Treasury Inflation Indexed Notes, 2.00%,
                 1/15/14(5)                                              4,960,355
      1,820,000  U.S. Treasury Notes, 3.50%, 5/31/13(5)                  1,827,537
      6,000,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)                  6,317,345
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $35,242,669)                                                      35,181,384
                                                                    --------------

Shares/Principal Amount                                                      Value

Municipal Securities -- 0.8%

    $ 2,800,000  Clark County School District GO, Series 2004 D,
                 (Building Bonds), 5.00%, 12/15/14, Prerefunded
                 at 100% of Par (MBIA)(5)(9)                           $ 3,086,272
      2,800,000  Clark County School District GO, Series 2005 C,
                 (Building Bonds), 5.00%, 12/15/15, Prerefunded
                 at 100% of Par (FSA)(5)(9)                              3,105,396
        300,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33             281,826
      2,100,000  Massachusetts GO, Series 2005 C, 5.00%, 9/1/15,
                 Prerefunded at 100% of Par(5)(9)                        2,326,779
        310,000  Orange County Housing Finance Auth. Rev.,
                 Series 2002 B, (Millenia), VRDN, 2.48%, 6/4/08
                 (LOC: Keybank N.A.)                                       310,000
        400,000  Utah Housing Corp. Multifamily Housing Rev.,
                 Series 2004 B, (Tanglewood), VRDN, 2.42%,
                 6/4/08 (LOC: Citibank N.A.)                               400,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $9,325,423)                                                        9,510,273
                                                                    --------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(7) -- 0.6%

      1,448,880  FHLMC, 6.80%, 8/1/36(5)                                 1,479,997
      1,990,207  FHLMC, 6.00%, 11/1/36(5)                                2,039,195
      1,124,034  FNMA, 6.50%, 5/1/36(5)                                  1,154,675
        782,329  FNMA, 6.43%, 9/1/36(5)                                    802,592
        884,551  FNMA, 6.45%, 9/1/36(5)                                    913,827
      1,001,071  FNMA, 5.97%, 6/1/37(5)                                  1,026,860
                                                                    --------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $7,381,175)                                                        7,417,146
                                                                    --------------

U.S. Government Agency Securities -- 0.5%

      5,000,000  FNMA, 5.375%, 6/12/17(2)
(Cost $5,316,958)                                                        5,288,070
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

Asset-Backed Securities(7) -- 0.2%

      $ 290,492  Accredited Mortgage Loan Trust, Series 2006-2,
                 Class A1, VRN, 2.43%, 6/25/08, resets monthly
                 off the 1-month LIBOR plus 0.04% with no caps            $287,399
        800,000  CNH Equipment Trust, Series 2007 C, Class A3A
                 SEQ, 5.21%, 12/15/11(5)                                   809,517
        436,995  Long Beach Mortgage Loan Trust, Series 2006-6,
                 Class 2A1, VRN, 2.43%, 6/25/08, resets monthly
                 off the 1-month LIBOR plus 0.04% with no caps             434,700
         13,601  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                 Class A1, VRN, 2.45%, 6/25/08, resets monthly
                 off the 1-month LIBOR plus 0.06% with no caps              13,508
        434,814  SLM Student Loan Trust, Series 2006-5, Class
                 A2, VRN, 2.91%, 7/25/08, resets quarterly off
                 the 3-month LIBOR minus 0.01% with no caps                433,207
        752,674  SLM Student Loan Trust, Series 2006-10, Class
                 A2, VRN, 2.93%, 7/25/08, resets quarterly off
                 the 3-month LIBOR plus 0.01% with no caps                 751,123
         66,440  Soundview Home Equity Loan Trust, Series
                 2006-3, Class A1, VRN, 2.43%, 6/25/08, resets
                 monthly off the 1-month LIBOR plus 0.04% with
                 no caps                                                    66,325
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,794,948)                                                        2,795,779
                                                                    --------------

Commercial Paper -- 0.1%

      1,100,000  Cedar Springs Capital Co., 2.78%, 8/4/08
                 (Acquired 5/29/08, Cost $1,094,309)(3)(5)
(Cost $1,094,564)                                                        1,094,124
                                                                    --------------

Sovereign Governments & Agencies(4)

         37,000  Hydro Quebec, 8.40%, 1/15/22                               48,777
        400,000  Province of Quebec, 5.00%, 7/17/09                        407,301
                                                                    --------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $446,726)                                                            456,078
                                                                    --------------

                                                                             Value

Temporary Cash Investments - Segregated for Futures Contracts -- 3.6%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.00%,
1/15/16, valued at $43,071,944), in a joint trading account at
2.20%, dated 5/30/08, due 6/2/08 (Delivery value $42,207,737)(5)
(Cost $42,200,000)                                                    $ 42,200,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(10) -- 4.3%

Repurchase Agreement, Barclays Capital Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 5/30/08, due 6/2/08
(Delivery value $10,502,013)                                            10,500,000

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.35%, dated 5/30/08,
due 6/2/08 (Delivery value $10,502,056)                                 10,500,000

Repurchase Agreement, Credit Suisse Securities USA LLC,
(colleteralized by various U.S. Goverfment Agency obligations in a pooled account at the lending agent), 2.35%, dated 5/30/08,
due 6/2/08 (Delivery value $9,652,751)                                   9,650,861

Repurchase Agreement, Deutsche Bank Securities Inc*,
(collateralized by various U.[. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 5/30/08,
due 6/2/08 (Delivery value $8,051,556)                                   8,050,013

Repurchase Agreement, Lehman Brothers Inc./Lehman Brothers
Commercial Paper Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 5/30/08, due 6/2/08 (Delivery value
$10,502,013)                                                            10,500,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES
LENDING COLLATERAL
(Cost $49,200,874)                                                      49,200,874
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 108.4%
(Cost $1,099,057,579)                                                1,254,219,044
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (8.4)%                                (96,961,906)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,157,257,138
                                                                    ==============

------

Strategic Allocation: Aggressive

Futures Contract
                                               Underlying Face       Unrealized
   Contracts Purchased     Expiration Date     Amount at Value       Gain (Loss)

    28  S&P 500 E-Mini
        Futures               June 2008          $ 1,961,050          $ 82,266
   300  U.S. Treasury
        2-Year Notes        September 2008        63,187,500          (117,863)
   162  U.S. Treasury
        5-Year Notes        September 2008        17,809,875          (185,145)
                                                -------------       -------------
                                                 $82,958,425         $(220,742)
                                                =============       =============

                                               Underlying Face       Unrealized
     Contracts Sold        Expiration Date     Amount at Value       Gain (Loss)

    67  U.S. Long Bond      September 2008       $ 7,604,500          $143,795
   291  U.S. Treasury
        10-Year Notes       September 2008        32,710,219           234,763
                                                -------------       -------------
                                                 $40,314,719          $378,558
                                                =============       =============

------

Strategic Allocation: Aggressive

Swap Agreements
                                                                       Unrealized
Notional Amount  Description of Agreement            Expiration Date  Gain (Loss)
CREDIT DEFAULT
     $2,300,000  Pay quarterly a fixed rate equal       June 2012       $ 71,622
                 to 0.35% multiplied by the
                 notional amount and receive from
                 Barclays Bank plc upon each
                 default event of one of the
                 issues of Dow Jones CDX N.A.
                 Investment Grade 8, par value of
                 the proportional notional amount.
        950,000  Pay quarterly a fixed rate equal    September 2012      29,814
                 to 0.63% multiplied by the
                 notional amount and receive from
                 Deutsche Bank AG upon each
                 default event of Morgan Stanley,
                 par value of the proportional
                 notional amount of Morgan
                 Stanley, 6.60%, 4/1/12.
        460,000  Pay quarterly a fixed rate equal     December 2012      12,411
                 to 0.73% multiplied by the
                 notional amount and receive from
                 Barclays Bank plc upon each
                 default event of American
                 International Group, Inc., par
                 value of the proportional
                 notional amount of American
                 International Group, Inc., 4.25%,
                 5/15/13.
        370,000  Pay quarterly a fixed rate equal     December 2012       838
                 to 2.45% multiplied by the
                 notional amount and receive from
                 Bank of America N.A. upon each
                 default event of Toll Brothers,
                 Inc., par value of the
                 proportional notional amount of
                 Toll Brothers Finance Corp.,
                 6.875%, 11/15/12.
        370,000  Pay quarterly a fixed rate equal     December 2012     (5,271)
                 to 2.85% multiplied by the
                 notional amount and receive from
                 Barclays Bank plc upon each
                 default event of Toll Brothers,
                 Inc., par value of the
                 proportional notional amount of
                 Toll Brothers Finance Corp.,
                 6.875%, 11/15/12.
        180,000  Pay quarterly a fixed rate equal      March 2013        (728)
                 to 0.70% multiplied by the
                 notional amount and receive from
                 Barclays Bank plc upon each
                 default event of Rohm and Haas
                 Co., par value of the
                 proportional notional amount of
                 Rohm and Haas Co., 7.85%, 7/15/29.
        720,000  Pay quarterly a fixed rate equal       June 2013       (1,929)
                 to 0.60% multiplied by the
                 notional amount and receive from
                 Deutsche Bank AG upon each
                 default event of Marsh & McLennan
                 Companies, Inc., par value of the
                 proportional notional amount of
                 Marsh & McLennan Companies, Inc.,
                 5.375%, 7/15/14.
      1,900,000  Pay quarterly a fixed rate equal      March 2017        33,926
                 to 0.12% multiplied by the
                 notional amount and receive from
                 Barclays Bank plc upon each
                 default event of Pfizer Inc., par
                 value of the proportional
                 notional amount of Pfizer Inc.,
                 4.65%, 3/1/18.
        950,000  Pay quarterly a fixed rate equal    September 2017      27,341
                 to 0.64% multiplied by the
                 notional amount and receive from
                 Deutsche Bank AG upon each
                 default event of JPMorgan Chase &
                 Co., par value of the
                 proportional notional amount of
                 JPMorgan Chase & Co., 6.75%,
                 2/1/11.
                                                                      -----------
                                                                        $168,024
                                                                      ===========

------

Strategic Allocation: Aggressive

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

CDX = Credit Derivative Indexes

CVA = Certificaten Van Aandelen

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

MSCI = Morgan Stanley Capital International

OJSC = Open Joint Stock Company

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SDR = Swedish Depositary Receipt

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective May 31, 2008.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2008.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2008, was $22,170,802, which represented 1.9% of total net assets.

(4) Category is less than 0.05% of total net assets.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements..

(6) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective May
31, 2008.

(7) Final maturity indicated, unless otherwise noted.

(8) Forward commitment.

(9) Escrowed to maturity in U.S. government securities or state and local government securities.

(10) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning     Ending
                      Account      Account       Expenses Paid
                       Value        Value       During Period*       Annualized
                      12/1/07      5/31/08     12/1/07 - 5/31/08   Expense Ratio*

Strategic Allocation: Conservative

ACTUAL

Investor Class        $1,000       $994.70           $4.94              0.99%

Institutional
Class                 $1,000       $995.70           $3.94              0.79%

A Class               $1,000       $993.50           $6.18              1.24%

B Class               $1,000       $989.50           $9.90              1.99%

C Class               $1,000       $989.50           $9.90              1.99%

R Class               $1,000       $992.10           $7.42              1.49%

HYPOTHETICAL

Investor Class        $1,000      $1,020.05          $5.00              0.99%

Institutional
Class                 $1,000      $1,021.05          $3.99              0.79%

A Class               $1,000      $1,018.80          $6.26              1.24%

B Class               $1,000      $1,015.05         $10.02              1.99%

C Class               $1,000      $1,015.05         $10.02              1.99%

R Class               $1,000      $1,017.55          $7.52              1.49%

Strategic Allocation: Moderate

ACTUAL

Investor Class        $1,000       $986.00           $5.21              1.05%

Institutional
Class                 $1,000       $987.00           $4.22              0.85%

A Class               $1,000       $984.70           $6.45              1.30%

B Class               $1,000       $981.00          $10.15              2.05%

C Class               $1,000       $981.10          $10.15              2.05%

R Class               $1,000       $983.60           $7.69              1.55%

HYPOTHETICAL

Investor Class        $1,000      $1,019.75          $5.30              1.05%

Institutional
Class                 $1,000      $1,020.75          $4.29              0.85%

A Class               $1,000      $1,018.50          $6.56              1.30%

B Class               $1,000      $1,014.75         $10.33              2.05%

C Class               $1,000      $1,014.75         $10.33              2.05%

R Class               $1,000      $1,017.25          $7.82              1.55%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------

                     Beginning     Ending
                      Account      Account       Expenses Paid
                       Value        Value       During Period*       Annualized
                      12/1/07      5/31/08     12/1/07 - 5/31/08   Expense Ratio*

Strategic Allocation: Aggressive

ACTUAL

Investor Class        $1,000       $979.80           $5.89              1.19%

Institutional
Class                 $1,000       $980.90           $4.90              0.99%

A Class               $1,000       $979.40           $7.13              1.44%

B Class               $1,000       $975.70          $10.82              2.19%

C Class               $1,000       $975.60          $10.82              2.19%

R Class               $1,000       $977.60           $8.36              1.69%

HYPOTHETICAL

Investor Class        $1,000      $1,019.05          $6.01              1.19%

Institutional
Class                 $1,000      $1,020.05          $5.00              0.99%

A Class               $1,000      $1,017.80          $7.26              1.44%

B Class               $1,000      $1,014.05         $11.03              2.19%

C Class               $1,000      $1,014.05         $11.03              2.19%

R Class               $1,000      $1,016.55          $8.52              1.69%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2008 (UNAUDITED)
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive
ASSETS

Investment securities, at
value (cost of $564,863,743,
$1,588,511,978 and
$1,007,656,705, respectively)
-- including $21,859,709,
$63,350,914 and $48,549,014 of
securities on loan,
respectively                       $613,487,058    $1,782,100,137   $1,162,818,170

Repurchase agreements, at
value (cost of $90,900,000,
$173,300,000 and $42,200,000,
respectively)                        90,900,000       173,300,000       42,200,000

Investments made with cash
collateral received for
securities on loan, at value
(cost of $22,528,727,
$65,148,665 and $49,200,874,
respectively)                        22,528,727        65,148,665       49,200,874
                                  -------------    --------------   --------------
Total investment securities,
at value
(cost of $678,292,470,
$1,826,960,643 and
$1,099,057,579, respectively)       726,915,785     2,020,548,802    1,254,219,044

Cash collateral received for
securities on loan                        9,845            60,129           33,241

Foreign currency holdings, at
value (cost of $--, $370,019
and $361,932, respectively)                  --           370,037          361,932

Receivable for
investments sold                      2,591,384        13,591,085       13,179,675

Receivable for
capital shares sold                     120,337           600,720          435,754

Unrealized appreciation
on swap agreements                      370,764           483,036          175,952

Dividends and interest
receivable                            3,164,345         7,752,911        4,434,673
                                  -------------    --------------   --------------
                                    733,172,460     2,043,406,720    1,272,840,271
                                  -------------    --------------   --------------
LIABILITIES

Disbursements in excess of
demand deposit cash                   8,436,244        51,185,093       27,958,946

Payable for collateral
received for
securities on loan                   22,538,572        65,208,794       49,234,115

Payable for
investments purchased                40,192,615        86,822,912       37,022,692

Payable for capital
shares redeemed                          17,387           291,506           15,838

Payable for variation margin
on futures contracts                     39,879            13,665           50,485

Unrealized depreciation
on swap agreements                       11,758            22,645            7,928

Accrued management fees                 530,435         1,610,506        1,160,778

Distribution fees payable                14,397            57,885           32,462

Service fees (and distribution
fees --
A Class and R Class) payable             50,835           152,924           99,889
                                  -------------    --------------   --------------
                                     71,832,122       205,365,930      115,583,133
                                  -------------    --------------   --------------

NET ASSETS                         $661,340,338    $1,838,040,790   $1,157,257,138
                                  =============    ==============   ==============

See Notes to Financial Statements.

------

MAY 31, 2008 (UNAUDITED)
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive
NET ASSETS CONSIST OF:

Capital (par value and paid-in
surplus)                           $609,412,561    $1,618,745,802    $ 982,765,825

Undistributed net investment
income                                3,472,492         8,722,554        4,494,061

Accumulated undistributed net
realized gain (loss)
on investment and foreign
currency transactions                 (658,711)        16,425,867       14,660,897

Net unrealized appreciation on
investments and translation of
assets
and liabilities in
foreign currencies                   49,113,996       194,146,567      155,336,355
                                  -------------    --------------   --------------
                                   $661,340,338    $1,838,040,790   $1,157,257,138
                                  =============    ==============   ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                         $256,526,379      $673,613,499     $564,727,646

Shares outstanding                   46,715,127       100,667,761       70,385,935

Net asset value per share                 $5.49             $6.69            $8.02

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                         $161,148,690      $450,222,074     $126,643,124

Shares outstanding                   29,328,160        67,263,944       15,766,773

Net asset value per share                 $5.49             $6.69            $8.03

A CLASS, $0.01 PAR VALUE

Net assets                         $218,959,275      $612,077,414     $408,894,351

Shares outstanding                   39,895,374        91,598,471       51,054,891

Net asset value per share                 $5.49             $6.68            $8.01

Maximum offering price
(net asset value divided
by 0.9425)                                $5.82             $7.09            $8.50

B CLASS, $0.01 PAR VALUE

Net assets                           $4,348,218       $35,336,940      $14,688,468

Shares outstanding                      793,121         5,288,440        1,838,485

Net asset value per share                 $5.48             $6.68            $7.99

C CLASS, $0.01 PAR VALUE

Net assets                          $18,606,798       $57,554,784      $38,087,801

Shares outstanding                    3,393,361         8,600,259        4,779,179

Net asset value per share                 $5.48             $6.69            $7.97

R CLASS, $0.01 PAR VALUE

Net assets                           $1,750,978        $9,236,079       $4,215,748

Shares outstanding                      319,313         1,383,335          528,107

Net asset value per share                 $5.48             $6.68            $7.98

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive
INVESTMENT INCOME (LOSS)

INCOME:

Interest                            $ 8,612,030      $ 17,401,888      $ 7,383,441

Dividends (net of foreign
taxes withheld of $102,066,
$405,893 and $323,962,
respectively)                         3,252,847        11,687,311        8,270,376

Securities lending, net                 153,148           391,023          268,049
                                  -------------    --------------   --------------
                                     12,018,025        29,480,222       15,921,866
                                  -------------    --------------   --------------
EXPENSES:

Management fees                       3,159,868         9,509,144        6,913,138

Distribution fees:

 B Class                                 15,491           128,349           49,541

 C Class                                 63,792           185,604          125,314

Service fees:

 B Class                                  5,164            42,783           16,514

 C Class                                 21,264            61,868           41,771

Distribution and
service fees:

 A Class                                262,509           725,977          517,873

 A Class (old) (Note 10)                    453             2,516            1,299

 R Class                                  3,218            15,309            6,685

Directors' fees
and expenses                             10,091            29,004           18,604

Other expenses                              543             2,360            2,341
                                  -------------    --------------   --------------
                                      3,542,393        10,702,914        7,693,080
                                  -------------    --------------   --------------

NET INVESTMENT
INCOME (LOSS)                         8,475,632        18,777,308        8,228,786
                                  -------------    --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED
GAIN (LOSS) ON:

Investment transactions (net
of foreign taxes accrued of
$--, $109,563 and $84,744,
respectively)                         4,850,635        31,007,055       24,045,064

Futures and swaps transactions        1,679,277         3,994,008          986,521

Foreign currency transactions          (44,567)         (242,062)        (202,256)
                                  -------------    --------------   --------------
                                      6,485,345        34,759,001       24,829,329
                                  -------------    --------------   --------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:

Investments (net of foreign
taxes accrued of $--, $351,421
and $242,981, respectively)        (19,341,284)      (83,013,879)     (61,649,436)

Futures and swaps                       204,303            31,549          219,646

Translation of assets and
liabilities in foreign
currencies                                (942)          (22,647)         (19,661)
                                  -------------    --------------   --------------
                                   (19,137,923)      (83,004,977)     (61,449,451)
                                  -------------    --------------   --------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)             (12,652,578)      (48,245,976)     (36,620,122)
                                  -------------    --------------   --------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING FROM
OPERATIONS                        $ (4,176,946)     $(29,468,668)    $(28,391,336)
                                  =============    ==============   ==============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2007
                               Strategic Conservative                Strategic Moderate
Increase
(Decrease) in Net
Assets                          2008             2007             2008             2007

OPERATIONS

Net investment
income (loss)            $ 8,475,632     $ 18,688,870     $ 18,777,308     $ 40,713,625

Net realized gain
(loss)                     6,485,345       43,261,595       34,759,001      206,748,115

Change in net
unrealized
appreciation
(depreciation)          (19,137,923)      (5,089,795)     (83,004,977)      (3,465,742)
                      --------------   --------------   --------------   --------------
Net increase
(decrease) in net
assets resulting
from operations          (4,176,946)       56,860,670     (29,468,668)      243,995,998
                      --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class          (4,208,307)      (9,693,254)      (8,760,326)     (19,435,086)

 Institutional
 Class                   (2,518,956)      (4,270,288)      (6,101,634)     (10,917,336)

 A Class                 (2,853,932)      (4,105,769)      (5,856,208)      (7,618,684)

 A Class (old)
 (Note 10)                        --        (675,760)               --      (2,980,838)

 B Class                    (39,522)         (53,429)        (212,763)        (355,562)

 C Class                   (161,862)        (224,837)        (302,290)        (391,808)

 R Class                    (15,575)         (18,817)         (51,879)         (40,775)

From net realized
gains:

 Investor Class         (18,804,371)     (11,253,988)     (82,243,771)     (57,095,854)

 Institutional
 Class                  (10,021,038)      (4,383,435)     (52,280,866)     (27,692,858)

 A Class                (13,237,757)      (4,749,015)     (59,863,768)     (24,280,118)

 A Class (old)
 (Note 10)                        --        (747,857)               --      (9,021,851)

 B Class                   (260,477)         (79,601)      (3,583,093)      (1,868,501)

 C Class                 (1,015,216)        (357,530)      (4,778,485)      (1,900,884)

 R Class                    (61,382)         (19,051)        (427,823)         (57,065)
                      --------------   --------------   --------------   --------------
Decrease in net
assets from
distributions           (53,198,395)     (40,632,631)    (224,462,906)    (163,657,220)
                      --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions              24,680,015     (84,189,490)       59,147,525    (229,468,619)
                      --------------   --------------   --------------   --------------
NET INCREASE
(DECREASE) IN NET
ASSETS                  (32,695,326)     (67,961,451)    (194,784,049)    (149,129,841)

NET ASSETS

Beginning of period      694,035,664      761,997,115    2,032,824,839    2,181,954,680
                      --------------   --------------   --------------   --------------
End of period           $661,340,338     $694,035,664   $1,838,040,790   $2,032,824,839
                      ==============   ==============   ==============   ==============
Undistributed net
investment income         $3,472,492       $4,870,192       $8,722,554      $11,479,205
                      ==============   ==============   ==============   ==============

See Notes to Financial Statements.

------

SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2007
                                                              Strategic Aggressive
Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                          $ 8,228,786     $ 15,548,993

Net realized gain (loss)                               24,829,329      156,273,716

Change in net unrealized
appreciation (depreciation)                          (61,449,451)       17,595,530
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                      (28,391,336)      189,418,239
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                       (8,806,643)     (10,903,787)

 Institutional Class                                  (2,112,558)      (1,368,257)

 A Class                                              (4,911,622)      (3,770,832)

 A Class (old) (Note 10)                                       --        (901,403)

 B Class                                                 (50,673)         (40,513)

 C Class                                                (123,942)         (98,867)

 R Class                                                 (16,641)          (3,579)

From net realized gains:

 Investor Class                                      (78,174,021)     (47,617,824)

 Institutional Class                                 (16,423,804)      (5,203,240)

 A Class                                             (53,336,383)     (20,184,747)

 A Class (old) (Note 10)                                       --      (4,836,898)

 B Class                                              (1,637,743)        (637,049)

 C Class                                              (4,012,724)      (1,551,348)

 R Class                                                (238,726)         (28,556)
                                                   --------------   --------------
Decrease in net assets from distributions           (169,845,480)     (97,146,900)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                             64,988,774    (134,728,749)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (133,248,042)     (42,457,410)

NET ASSETS

Beginning of period                                 1,290,505,180    1,332,962,590
                                                   --------------   --------------
End of period                                      $1,157,257,138   $1,290,505,180
                                                   ==============   ==============

Undistributed net investment income                    $4,494,061      $12,419,040
                                                   ==============   ==============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate
Fund (Strategic Moderate) and Strategic Allocation: Aggressive Fund (Strategic
Aggressive) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objectives are to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's mix of asset types. The funds pursue this objective by diversifying investments among three asset classes -- equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class) (see Note 10), the B
Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within
60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the
New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

------

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

------

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century
Investments family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Strategic
Conservative ranges from 0.80% to 1.00% for the Investor Class, A Class, B
Class, C Class and R Class. The annual management fee schedule for Strategic
Moderate ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class,
C Class and R Class. The annual management fee schedule for Strategic
Aggressive ranges from 1.00% to 1.20% for the Investor Class, A Class, B
Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range.

------

The effective annual management fee for each class of each fund for the six months ended May 31, 2008 was as follows:

                            Investor, A, B, C & R   Institutional
Strategic Conservative              0.99%               0.79%
Strategic Moderate                  1.05%               0.85%
Strategic Aggressive                1.19%               0.99%

ACIM has entered into a Subadvisory Agreement with ACGIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the international and emerging markets portions of the funds in accordance with the funds' investments objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining ACGIM as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the corporation's subadvisor, ACGIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2008, were as follows:

                                        Strategic         Strategic        Strategic
                                       Conservative       Moderate        Aggressive
PURCHASES

Investment Securities other than
U.S. Government &
Agency Obligations                     $200,413,401     $733,013,540     $554,953,997

U.S. Government &
Agency Obligations                     $214,761,366     $466,854,788     $169,834,953

PROCEEDS FROM SALES

Investment Securities other than
U.S. Government &
Agency Obligations                     $165,604,578     $728,681,309     $577,846,539

U.S. Government &
Agency Obligations                     $263,456,113     $596,664,298     $215,626,400

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                      Six months ended                       Year ended
                                          May 31, 2008                November 30, 2007
                                 Shares         Amount         Shares            Amount
Strategic Conservative

INVESTOR CLASS/
SHARES AUTHORIZED           350,000,000                   350,000,000
                           ============                  ============
Sold                          7,186,997   $ 39,225,666     14,057,538      $ 82,042,822

Issued in reinvestment
of distributions              4,069,682     22,506,364      3,574,350        20,489,453

Redeemed                   (15,269,318)   (83,587,380)   (35,565,458)     (207,874,829)
                           ------------   ------------   ------------    --------------
                            (4,012,639)   (21,855,350)   (17,933,570)     (105,342,554)
                           ------------   ------------   ------------    --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED           150,000,000                   150,000,000
                           ============                  ============
Sold                          5,869,630     32,091,064      8,301,124        48,499,046

Issued in reinvestment
of distributions              2,268,866     12,539,994      1,507,435         8,653,723

Redeemed                    (5,587,167)   (30,398,633)    (9,736,337)      (56,398,684)
                           ------------   ------------   ------------    --------------
                              2,551,329     14,232,425         72,222           754,085
                           ------------   ------------   ------------    --------------
A CLASS/
SHARES AUTHORIZED           225,000,000                   200,000,000
                           ============                  ============
Sold                         10,810,175     59,438,714     10,177,892        59,355,427

Issued in
connection with
reclassification (Note
10)                           5,586,979     33,402,564             --                --

Issued in reinvestment
of distributions              2,881,643     15,909,276      1,541,676         8,842,067

Redeemed                    (8,830,087)   (48,405,970)   (10,361,586)      (60,358,976)
                           ------------   ------------   ------------    --------------
                             10,448,710     60,344,584      1,357,982         7,838,518
                           ------------   ------------   ------------    --------------
A CLASS (OLD)/
SHARES AUTHORIZED                   N/A                    25,000,000
                           ============                  ============
Sold                                 --             --      2,474,382        14,490,200

Issued in reinvestment
of distributions                     --             --        230,053         1,320,044

Redeemed in connection
with reclassification
(Note 10)                   (5,586,979)   (33,402,564)             --                --

Redeemed                             --             --    (1,477,894)       (8,623,485)
                           ------------   ------------   ------------    --------------
                            (5,586,979)   (33,402,564)      1,226,541         7,186,759
                           ------------   ------------   ------------    --------------
B CLASS/
SHARES AUTHORIZED            25,000,000                    25,000,000
                           ============                  ============
Sold                            133,387        723,294        262,748         1,534,525

Issued in reinvestment
of distributions                 40,999        226,476         17,166            98,392

Redeemed                       (72,863)      (394,238)       (66,592)         (389,484)
                           ------------   ------------   ------------    --------------
                                101,523        555,532        213,322         1,243,433
                           ------------   ------------   ------------    --------------
C CLASS/
SHARES AUTHORIZED            25,000,000                    25,000,000
                           ============                  ============
Sold                            984,349      5,384,393        988,114         5,777,265

Issued in reinvestment
of distributions                130,715        721,722         53,624           307,329

Redeemed                      (393,581)    (2,154,781)      (388,025)       (2,261,672)
                           ------------   ------------   ------------    --------------
                                721,483      3,951,334        653,713         3,822,922
                           ------------   ------------   ------------    --------------
R CLASS/
SHARES AUTHORIZED            25,000,000                    25,000,000
                           ============                  ============
Sold                            162,719        877,076         99,656           578,686

Issued in reinvestment
of distributions                 13,966         76,957          6,602            37,868

Redeemed                       (18,371)       (99,979)       (53,323)         (309,207)
                           ------------   ------------   ------------    --------------
                                158,314        854,054         52,935           307,347
                           ------------   ------------   ------------    --------------
Net increase (decrease)       4,381,741   $ 24,680,015   (14,356,855)    $ (84,189,490)
                           ============   ============   ============    ==============

------

                                       Six months ended                      Year ended
                                           May 31, 2008               November 30, 2007
                                 Shares          Amount         Shares           Amount
Strategic Moderate

INVESTOR CLASS/
SHARES AUTHORIZED           500,000,000                    500,000,000
                           ============                   ============
Sold                         18,392,143   $ 121,961,298     25,222,510    $ 184,614,684

Issued in reinvestment
of distributions             13,133,228      88,806,121     10,693,245       75,660,422

Redeemed                   (39,683,000)   (264,582,781)   (68,316,082)    (502,715,699)
                           ------------   -------------   ------------   --------------
                            (8,157,629)    (53,815,362)   (32,400,327)    (242,440,593)
                           ------------   -------------   ------------   --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED           350,000,000                    350,000,000
                           ============                   ============
Sold                         12,612,213      83,121,319     17,804,358      130,722,409

Issued in reinvestment
of distributions              8,635,000      58,382,500      5,452,126       38,610,194

Redeemed                   (22,076,894)   (146,648,540)   (22,018,669)    (159,811,704)
                           ------------   -------------   ------------   --------------
                              (829,681)     (5,144,721)      1,237,815        9,520,899
                           ------------   -------------   ------------   --------------
A CLASS/
SHARES AUTHORIZED           350,000,000                    250,000,000
                           ============                   ============
Sold                         21,020,067     139,627,332     14,888,336      109,387,286

Issued in
connection with
reclassification (Note
10)                          24,019,996     183,547,211      4,500,957       31,811,620

Issued in reinvestment
of distributions              9,516,809      64,258,382             --               --
Redeemed                   (16,758,221)   (111,890,398)   (23,631,624)    (173,458,346)
                           ------------   -------------   ------------   --------------
                             37,798,651     275,542,527    (4,242,331)     (32,259,440)
                           ------------   -------------   ------------   --------------
A CLASS (OLD)/
SHARES AUTHORIZED                   N/A                    100,000,000
                           ============                   ============
Sold                                 --              --      6,583,364       47,872,148

Issued in reinvestment
of distributions                     --              --      1,610,776       11,403,180

Redeemed in connection
with reclassification
(Note 10)                  (24,019,996)   (183,547,211)             --               --

Redeemed                             --              --    (5,545,477)     (40,367,370)
                           ------------   -------------   ------------   --------------
                           (24,019,996)   (183,547,211)      2,648,663       18,907,958
                           ------------   -------------   ------------   --------------
B CLASS/
SHARES AUTHORIZED            50,000,000                     50,000,000
                           ============                   ============
Sold                            518,984       3,439,472        745,915        5,434,794

Issued in reinvestment
of distributions                496,836       3,352,489        280,667        1,979,937

Redeemed                      (395,037)     (2,624,524)      (822,800)      (6,010,164)
                           ------------   -------------   ------------   --------------
                                620,783       4,167,437        203,782        1,404,567
                           ------------   -------------   ------------   --------------
C CLASS/
SHARES AUTHORIZED            50,000,000                     50,000,000
                           ============                   ============
Sold                          2,538,461      16,804,049      2,257,837       16,627,151

Issued in reinvestment
of distributions                557,336       3,764,961        238,077        1,682,422

Redeemed                      (643,357)     (4,242,269)      (803,375)      (5,904,050)
                              2,452,440      16,326,741      1,692,539       12,405,523
R CLASS/
SHARES AUTHORIZED            50,000,000                     50,000,000
                           ============                   ============
Sold                          1,040,284       6,817,061        717,317        5,193,408

Issued in reinvestment
of distributions                 69,825         469,321         13,731           97,486

Redeemed                      (258,029)     (1,668,268)      (313,645)      (2,298,427)
                           ------------   -------------   ------------   --------------
                                852,080       5,618,114        417,403        2,992,467
                           ------------   -------------   ------------   --------------
Net increase (decrease)       8,716,648     $59,147,525   (30,442,456)   $(229,468,619)
                           ============   =============   ============   ==============

                                       Six months ended                      Year ended
                                           May 31, 2008               November 30, 2007
                                 Shares          Amount         Shares           Amount
Strategic Aggressive

INVESTOR CLASS/
SHARES AUTHORIZED           350,000,000                    350,000,000
                           ============                   ============
Sold                          9,334,000    $ 74,193,678     17,247,804    $ 152,478,538

Issued in reinvestment
of distributions             10,635,995      85,746,843      6,896,887       57,260,194

Redeemed                   (19,223,020)   (152,801,073)   (47,094,459)    (415,778,313)
                           ------------   -------------   ------------   --------------
                                746,975       7,139,448   (22,949,768)    (206,039,581)
                           ------------   -------------   ------------   --------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED           150,000,000                    150,000,000
                           ============                   ============
Sold                          6,055,552      47,768,837      9,872,325       88,387,672

Issued in reinvestment
of distributions              2,299,471      18,536,362        791,404        6,571,497

Redeemed                    (6,790,618)    (52,647,961)    (6,186,525)     (54,072,619)
                           ------------   -------------   ------------   --------------
                              1,564,405      13,657,238      4,477,204       40,886,550
                           ------------   -------------   ------------   --------------
A CLASS/
SHARES AUTHORIZED           225,000,000                    200,000,000
                           ============                   ============
Sold                          9,139,059      71,842,752     11,328,926      101,418,518

Issued in
connection with
reclassification (Note
10)                          10,031,915      94,781,939             --               --

Issued in reinvestment
of distributions              7,161,372      57,656,876      2,884,094       23,913,925

Redeemed                   (12,776,280)   (101,345,434)   (13,084,426)    (116,568,809)
                           ------------   -------------   ------------   --------------
                             13,556,066     122,936,133      1,128,594        8,763,634
                           ------------   -------------   ------------   --------------
A CLASS (OLD)/
SHARES AUTHORIZED                   N/A                     25,000,000
                           ============                   ============
Sold                                 --              --      3,191,427       28,363,640

Issued in reinvestment
of distributions                     --              --        668,822        5,552,197

Redeemed in connection
with reclassification
(Note 10)                  (10,031,915)    (94,781,939)             --               --

Redeemed                             --              --    (2,494,259)     (22,178,742)
                           ------------   -------------   ------------   --------------
                           (10,031,915)    (94,781,939)      1,365,990       11,737,095
                           ------------   -------------   ------------   --------------
B CLASS/
SHARES AUTHORIZED            25,000,000                     25,000,000
                           ============                   ============
Sold                            312,248       2,451,464        364,938        3,215,367

Issued in reinvestment
of distributions                187,565       1,511,526         73,533          610,270

Redeemed                       (88,228)       (682,442)      (134,362)      (1,200,015)
                           ------------   -------------   ------------   --------------
                                411,585       3,280,548        304,109        2,625,622
                           ------------   -------------   ------------   --------------
C CLASS/
SHARES AUTHORIZED            25,000,000                     25,000,000
                           ============                   ============
Sold                          1,294,788      10,130,466      1,134,776       10,045,797

Issued in reinvestment
of distributions                409,701       3,293,102        160,235        1,326,657

Redeemed                      (406,509)     (3,159,057)      (618,440)      (5,459,078)
                           ------------   -------------   ------------   --------------
                              1,297,980      10,264,511        676,571        5,913,376
                           ------------   -------------   ------------   --------------
R CLASS/
SHARES AUTHORIZED            25,000,000                     25,000,000
                           ============                   ============
Sold                            367,821       2,826,445        243,565        2,128,916

Issued in reinvestment
of distributions                 31,828         255,367          3,879           32,135

Redeemed                       (74,273)       (588,977)       (85,381)        (776,496)
                           ------------   -------------   ------------   --------------
                                325,376       2,492,835        162,063        1,384,555
                           ------------   -------------   ------------   --------------
Net increase (decrease)       7,870,472    $ 64,988,774   (14,835,237)   $(134,728,749)
                           ============   =============   ============   ==============

------

5. SECURITIES LENDING

As of May 31, 2008, securities in Strategic Conservative, Strategic Moderate and Strategic Aggressive valued at $21,859,709, $63,350,914 and $48,549,014, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $22,538,572,
$65,235,988 and $49,941,160, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

*Level 1 valuation inputs consist of actual quoted prices based on an active market;

*Level 2 valuation inputs consist of significant direct or indirect observable market data; or

*Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities and other financial instruments as of May 31,
2008:

                                          Value of       Unrealized Gain (Loss)
                                         Investment             on Other
Fund/Valuation Inputs                    Securities      Financial Instruments*

STRATEGIC ALLOCATION: CONSERVATIVE

Level 1 -- Quoted Prices                $241,489,448            $110,801

Level 2 -- Other Significant
Observable Inputs                        485,426,337             359,006

Level 3 -- Significant Unobservable
Inputs                                       --                    --
                                       --------------          -----------
                                        $726,915,785            $469,807
                                       ==============          ===========
STRATEGIC ALLOCATION: MODERATE

Level 1 -- Quoted Prices                $ 904,282,699           $218,931

Level 2 -- Other Significant
Observable Inputs                       1,116,266,103            460,391

Level 3 -- Significant Unobservable
Inputs                                       --                    --
                                       --------------          -----------
                                       $2,020,548,802           $679,322
                                       ==============          ===========

STRATEGIC ALLOCATION: AGGRESSIVE

Level 1 -- Quoted Prices                $ 679,525,855           $157,816

Level 2 -- Other Significant
Observable Inputs                        574,693,189             168,024

Level 3 -- Significant Unobservable
Inputs                                       --                    --
                                       --------------          -----------
                                       $1,254,219,044           $325,840
                                       ==============          ===========

*Includes futures contracts and swap agreements.

------

7. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2008.

8. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

9. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2008, the components of investments for federal income tax purposes were as follows:

                                   Strategic          Strategic          Strategic
                                Conservative           Moderate         Aggressive
Federal tax cost of
investments                     $684,498,116     $1,845,807,292     $1,110,652,650
                               =============     ==============     ==============
Gross tax appreciation of
investments                     $ 59,271,092       $228,858,387       $178,441,897

Gross tax depreciation of
investments                     (16,853,423)       (54,116,877)       (34,875,503)
                               -------------     --------------     --------------
Net tax appreciation
(depreciation) of
investments                     $ 42,417,669       $174,741,510       $143,566,394
                               =============     ==============     ==============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. CORPORATE EVENT

On July 27, 2007 and August 24, 2007, the A Class (old) shareholders of the funds approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective December 3, 2007.
Subsequent to the reclassification, the Advisor Class was renamed A Class.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------

FINANCIAL HIGHLIGHTS
Strategic Allocation: Conservative

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(1)       2007       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $5.98      $5.84      $5.65      $5.70      $5.36     $4.94
                       -------    -------    -------    -------    -------   -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.07       0.16       0.15       0.11       0.08      0.09

 Net Realized
 and Unrealized
 Gain (Loss)            (0.11)       0.31       0.36       0.18       0.35      0.42
                       -------    -------    -------    -------    -------   -------
 Total From
 Investment
 Operations             (0.04)       0.47       0.51       0.29       0.43      0.51
                       -------    -------    -------    -------    -------   -------
Distributions

 From Net
 Investment
 Income                 (0.08)     (0.16)     (0.14)     (0.11)     (0.08)    (0.09)

 From Net
 Realized Gains         (0.37)     (0.17)     (0.18)     (0.23)     (0.01)        --
                       -------    -------    -------    -------    -------   -------
 Total
 Distributions          (0.45)     (0.33)     (0.32)     (0.34)     (0.09)    (0.09)
                       -------    -------    -------    -------    -------   -------
Net Asset Value,
End of Period            $5.49      $5.98      $5.84      $5.65      $5.70     $5.36
                       =======    =======    =======    =======    =======   =======

TOTAL RETURN(3)        (0.53)%      8.31%      9.33%      5.22%      8.15%    10.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets            0.99%(4)      0.99%      0.99%      0.99%      0.99%     1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            2.58%(4)      2.67%      2.61%      2.02%      1.53%     1.65%

Portfolio Turnover
Rate                       72%       172%       242%       257%       260%      200%

Net Assets,
End of Period (in
thousands)            $256,526   $303,358   $401,181   $377,910   $355,675  $289,099

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(1)       2007       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $5.98      $5.85      $5.66      $5.70      $5.36     $4.94
                       -------    -------    -------    -------    -------   -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.08       0.17       0.16       0.12       0.09      0.09

 Net Realized
 and Unrealized
 Gain (Loss)            (0.11)       0.30       0.36       0.19       0.35      0.43
                       -------    -------    -------    -------    -------   -------
 Total From
 Investment
 Operations             (0.03)       0.47       0.52       0.31       0.44      0.52
                       -------    -------    -------    -------    -------   -------
Distributions

 From Net
 Investment
 Income                 (0.09)     (0.17)     (0.15)     (0.12)     (0.09)    (0.10)

 From Net
 Realized Gains         (0.37)     (0.17)     (0.18)     (0.23)     (0.01)        --
                       -------    -------    -------    -------    -------   -------
 Total
 Distributions          (0.46)     (0.34)     (0.33)     (0.35)     (0.10)    (0.10)
                       -------    -------    -------    -------    -------   -------
Net Asset Value,
End of Period            $5.49      $5.98      $5.85      $5.66      $5.70     $5.36
                       =======    =======    =======    =======    =======   =======

TOTAL RETURN(3)        (0.43)%      8.34%      9.54%      5.61%      8.36%    10.64%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets            0.79%(4)      0.79%      0.79%      0.79%      0.79%     0.80%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            2.78%(4)      2.87%      2.81%      2.22%      1.73%     1.85%

Portfolio Turnover
Rate                       72%       172%       242%       257%       260%      200%

Net Assets,
End of Period (in
thousands)            $161,149   $160,230   $156,120   $156,358   $154,392  $147,602

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(2)       2007       2006       2005       2004     2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $5.98      $5.84      $5.65      $5.70      $5.36    $4.93
                       -------    -------    -------    -------    -------  -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                0.06       0.14       0.13       0.10       0.07     0.07

 Net Realized
 and Unrealized
 Gain (Loss)            (0.11)       0.31       0.36       0.17       0.35     0.44
                       -------    -------    -------    -------    -------  -------
 Total From
 Investment
 Operations             (0.05)       0.45       0.49       0.27       0.42     0.51
                       -------    -------    -------    -------    -------  -------
Distributions

 From Net
 Investment
 Income                 (0.07)     (0.14)     (0.12)     (0.09)     (0.07)   (0.08)

 From Net
 Realized Gains         (0.37)     (0.17)     (0.18)     (0.23)     (0.01)       --
                       -------    -------    -------    -------    -------  -------
 Total
 Distributions          (0.44)     (0.31)     (0.30)     (0.32)     (0.08)   (0.08)
                       -------    -------    -------    -------    -------  -------
Net Asset Value,
End of Period            $5.49      $5.98      $5.84      $5.65      $5.70    $5.36
                       =======    =======    =======    =======    =======  =======

TOTAL RETURN(4)        (0.65)%      8.04%      9.06%      4.96%      7.88%   10.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            1.24%(5)      1.24%      1.24%      1.24%      1.24%    1.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            2.33%(5)      2.42%      2.36%      1.77%      1.28%    1.40%

Portfolio Turnover
Rate                       72%       172%       242%       257%       260%     200%

Net Assets,
End of Period (in
thousands)            $218,959   $176,001   $164,030   $159,734   $141,417  $78,433

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended May 31, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                2008(1)      2007       2006       2005    2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $5.97     $5.83      $5.64      $5.69      $5.54
                                -------   -------    -------    -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                  0.04      0.10       0.09       0.06       0.01

 Net Realized and
 Unrealized Gain (Loss)          (0.11)      0.31       0.36       0.17       0.14
                                -------   -------    -------    -------    -------
 Total From
 Investment Operations           (0.07)      0.41       0.45       0.23       0.15
                                -------   -------    -------    -------    -------
Distributions

 From Net
 Investment Income               (0.05)    (0.10)     (0.08)     (0.05)         --

 From Net Realized Gains         (0.37)    (0.17)     (0.18)     (0.23)         --
                                -------   -------    -------    -------    -------
 Total Distributions             (0.42)    (0.27)     (0.26)     (0.28)         --
                                -------   -------    -------    -------    -------
Net Asset Value,
End of Period                     $5.48     $5.97      $5.83      $5.64      $5.69
                                =======   =======    =======    =======    =======

TOTAL RETURN(4)                 (1.05)%     7.25%      8.27%      4.23%      2.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to
Average Net Assets             1.99%(5)     1.99%      1.99%      1.99%   1.99%(5)

Ratio of Net Investment
Income (Loss) to
Average Net Assets             1.58%(5)     1.67%      1.61%      1.02%   1.60%(5)

Portfolio Turnover Rate             72%      172%       242%       257%    260%(6)

Net Assets,
End of Period
(in thousands)                   $4,348    $4,129     $2,790     $1,670       $160

(1) Six months ended May 31, 2008 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                2008(1)      2007       2006      2005     2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $5.97     $5.83      $5.64     $5.69       $5.54
                                -------   -------    -------   -------     -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                  0.04      0.10       0.09      0.06        0.02

 Net Realized and
 Unrealized Gain (Loss)          (0.11)      0.31       0.36      0.17        0.13
                                -------   -------    -------   -------     -------
 Total From
 Investment Operations           (0.07)      0.41       0.45      0.23        0.15
                                -------   -------    -------   -------     -------
Distributions

 From Net
 Investment Income               (0.05)    (0.10)     (0.08)    (0.05)          --

 From Net Realized Gains         (0.37)    (0.17)     (0.18)    (0.23)          --
                                -------   -------    -------   -------     -------
 Total Distributions             (0.42)    (0.27)     (0.26)    (0.28)          --
                                -------   -------    -------   -------     -------
Net Asset Value,
End of Period                     $5.48     $5.97      $5.83     $5.64       $5.69
                                =======   =======    =======   =======     =======

TOTAL RETURN(4)                 (1.05)%     7.25%      8.27%     4.18%       2.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to
Average Net Assets             1.99%(5)     1.99%      1.99%     1.99%    1.99%(5)

Ratio of Net Investment
Income (Loss) to
Average Net Assets             1.58%(5)     1.67%      1.61%     1.02%    1.85%(5)

Portfolio Turnover Rate             72%      172%       242%      257%     260%(6)

Net Assets,
End of Period
(in thousands)                  $18,607   $15,954    $11,774    $6,967      $1,055

(1) Six months ended May 31, 2008 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                             2008(1)     2007      2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period           $5.97    $5.84     $5.65      $5.50
                                             -------  -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                0.06     0.13      0.12       0.06

 Net Realized and
 Unrealized Gain (Loss)                       (0.11)     0.30      0.36       0.14
                                             -------  -------   -------    -------
 Total From Investment Operations             (0.05)     0.43      0.48       0.20
                                             -------  -------   -------    -------
Distributions

 From Net Investment Income                   (0.07)   (0.13)    (0.11)     (0.05)

 From Net Realized Gains                      (0.37)   (0.17)    (0.18)         --
                                             -------  -------   -------    -------
 Total Distributions                          (0.44)   (0.30)    (0.29)     (0.05)
                                             -------  -------   -------    -------
Net Asset Value, End of Period                 $5.48    $5.97     $5.84      $5.65
                                             =======  =======   =======    =======

TOTAL RETURN(4)                              (0.79)%    7.60%     8.80%      3.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       1.49%(5)    1.49%     1.49%   1.49%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                          2.08%(5)    2.17%     2.11%   1.72%(5)

Portfolio Turnover Rate                          72%     172%      242%    257%(6)

Net Assets, End of Period
(in thousands)                                $1,751     $961      $631        $97

(1) Six months ended May 31, 2008 (unaudited).

(2) March 31, 2005 (commencement of sale) through November 30, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(1)       2007         2006       2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $7.64      $7.36        $7.00      $6.72      $6.15      $5.40
                       -------    -------      -------    -------    -------    -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.07       0.15         0.14       0.11       0.09       0.09

 Net Realized
 and Unrealized
 Gain (Loss)            (0.17)       0.70         0.68       0.42       0.56       0.75
                       -------    -------      -------    -------    -------    -------
 Total From
 Investment
 Operations             (0.10)       0.85         0.82       0.53       0.65       0.84
                       -------    -------      -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                 (0.08)     (0.15)       (0.12)     (0.10)     (0.08)     (0.09)

 From Net
 Realized Gains         (0.77)     (0.42)       (0.34)     (0.15)         --         --
                       -------    -------      -------    -------    -------    -------
 Total
 Distributions          (0.85)     (0.57)       (0.46)     (0.25)     (0.08)     (0.09)
                       -------    -------      -------    -------    -------    -------
Net Asset Value,
End of Period            $6.69      $7.64        $7.36      $7.00      $6.72      $6.15
                       =======    =======      =======    =======    =======    =======

TOTAL RETURN(3)        (1.40)%     12.26%       12.49%      8.04%     10.61%     15.67%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average
Net Assets            1.05%(4)      1.05%        1.05%      1.06%      1.07%      1.10%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            2.04%(4)      2.00%        2.00%      1.58%      1.31%      1.56%

Portfolio Turnover
Rate                       70%       147%         203%       206%       197%       174%

Net Assets,
End of Period (in
thousands)            $673,613   $831,559   $1,039,386   $914,923   $845,949   $633,675

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(1)       2007       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $7.64      $7.36      $7.01      $6.73      $6.15     $5.40
                       -------    -------    -------    -------    -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.07       0.16       0.15       0.12       0.10      0.10

 Net Realized
 and Unrealized
 Gain (Loss)            (0.17)       0.70       0.68       0.42       0.57      0.75
                       -------    -------    -------    -------    -------   -------
 Total From
 Investment
 Operations             (0.10)       0.86       0.83       0.54       0.67      0.85
                       -------    -------    -------    -------    -------   -------
Distributions

 From Net
 Investment
 Income                 (0.08)     (0.16)     (0.14)     (0.11)     (0.09)    (0.10)

 From Net
 Realized Gains         (0.77)     (0.42)     (0.34)     (0.15)         --        --
                       -------    -------    -------    -------    -------   -------
 Total
 Distributions          (0.85)     (0.58)     (0.48)     (0.26)     (0.09)    (0.10)
                       -------    -------    -------    -------    -------   -------
Net Asset Value,
End of Period            $6.69      $7.64      $7.36      $7.01      $6.73     $6.15
                       =======    =======    =======    =======    =======   =======

TOTAL RETURN(3)        (1.30)%     12.48%     12.55%      8.24%     11.00%    15.89%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets            0.85%(4)      0.85%      0.85%      0.86%      0.87%     0.90%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            2.24%(4)      2.20%      2.20%      1.78%      1.51%     1.76%

Portfolio Turnover
Rate                       70%       147%       203%       206%       197%      174%

Net Assets,
End of Period (in
thousands)            $450,222   $520,500   $492,180   $457,123   $436,153  $291,856

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(2)       2007       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $7.63      $7.35      $7.00      $6.72      $6.15     $5.40
                       -------    -------    -------    -------    -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                0.06       0.13       0.12       0.09       0.07      0.07

 Net Realized
 and Unrealized
 Gain (Loss)            (0.17)       0.70       0.68       0.42       0.56      0.75
                       -------    -------    -------    -------    -------   -------
 Total From
 Investment
 Operations             (0.11)       0.83       0.80       0.51       0.63      0.82
                       -------    -------    -------    -------    -------   -------
Distributions

 From Net
 Investment
 Income                 (0.07)     (0.13)     (0.11)     (0.08)     (0.06)    (0.07)

 From Net
 Realized Gains         (0.77)     (0.42)     (0.34)     (0.15)         --        --
                       -------    -------    -------    -------    -------   -------
 Total
 Distributions          (0.84)     (0.55)     (0.45)     (0.23)     (0.06)    (0.07)
                       -------    -------    -------    -------    -------   -------
Net Asset Value,
End of Period            $6.68      $7.63      $7.35      $7.00      $6.72     $6.15
                       =======    =======    =======    =======    =======   =======

TOTAL RETURN(4)        (1.53)%     11.99%     12.06%      7.76%     10.34%    15.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets            1.30%(5)      1.30%      1.30%      1.31%      1.32%     1.35%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            1.79%(5)      1.75%      1.75%      1.33%      1.06%     1.31%

Portfolio Turnover
Rate                       70%       147%       203%       206%       197%      174%

Net Assets,
End of Period (in
thousands)            $612,077   $410,570   $426,664   $400,520   $367,732  $220,032

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended May 31, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                   2008(1)      2007     2006      2005    2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $7.63     $7.35    $6.99     $6.72      $6.43
                                   -------   -------  -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                     0.03      0.07     0.07      0.04       0.01

 Net Realized and
 Unrealized Gain (Loss)             (0.17)      0.71     0.69      0.41       0.28
                                   -------   -------  -------   -------    -------
 Total From
 Investment Operations              (0.14)      0.78     0.76      0.45       0.29
                                   -------   -------  -------   -------    -------
Distributions

 From Net Investment Income         (0.04)    (0.08)   (0.06)    (0.03)         --

 From Net Realized Gains            (0.77)    (0.42)   (0.34)    (0.15)         --
                                   -------   -------  -------   -------    -------
 Total Distributions                (0.81)    (0.50)   (0.40)    (0.18)         --
                                   -------   -------  -------   -------    -------
Net Asset Value,
End of Period                        $6.68     $7.63    $7.35     $6.99      $6.72
                                   =======   =======  =======   =======    =======

TOTAL RETURN(4)                    (1.90)%    11.16%   11.39%     6.86%      4.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                2.05%(5)     2.05%    2.05%     2.06%   2.07%(5)

Ratio of Net Investment Income
(Loss) to
Average Net Assets                1.04%(5)     1.00%    1.00%     0.58%   1.34%(5)

Portfolio Turnover Rate                70%      147%     203%      206%    197%(6)

Net Assets, End of Period (in
thousands)                         $35,337   $35,619  $32,811    $7,850       $558

(1) Six months ended May 31, 2008 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                          2008(1)      2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $7.64     $7.36     $7.00     $6.72    $6.15     $5.39
                          -------   -------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.04      0.07      0.07      0.04     0.02      0.03

 Net Realized
 and Unrealized
 Gain (Loss)               (0.18)      0.71      0.69      0.42     0.56      0.76
                          -------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                (0.14)      0.78      0.76      0.46     0.58      0.79
                          -------   -------   -------   -------  -------   -------
Distributions

 From Net
 Investment Income         (0.04)    (0.08)    (0.06)    (0.03)   (0.01)    (0.03)

 From Net
 Realized Gains            (0.77)    (0.42)    (0.34)    (0.15)       --        --
                          -------   -------   -------   -------  -------   -------
 Total
 Distributions             (0.81)    (0.50)    (0.40)    (0.18)   (0.01)    (0.03)
                          -------   -------   -------   -------  -------   -------
Net Asset Value, End
of Period                   $6.69     $7.64     $7.36     $7.00    $6.72     $6.15
                          =======   =======   =======   =======  =======   =======

TOTAL RETURN(3)           (1.89)%    11.15%    11.37%     6.96%    9.52%    14.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               2.05%(4)     2.05%     2.05%     2.06%    2.07%     2.10%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets       1.04%(4)     1.00%     1.00%     0.58%    0.31%     0.56%

Portfolio
Turnover Rate                 70%      147%      203%      206%     197%      174%

Net Assets,
End of Period
(in thousands)            $57,555   $46,978   $32,789   $19,502   $6,870    $2,935

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                         2008(1)     2007      2006       2005      2004    2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $7.63    $7.35     $6.99      $6.72     $6.15      $5.85
                         -------  -------   -------    -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income
 (Loss)(3)                  0.05     0.12      0.11       0.08      0.06       0.01

 Net Realized
 and Unrealized
 Gain (Loss)              (0.17)     0.69      0.68       0.41      0.56       0.30
                         -------  -------   -------    -------   -------    -------
 Total From
 Investment
 Operations               (0.12)     0.81      0.79       0.49      0.62       0.31
                         -------  -------   -------    -------   -------    -------
Distributions

 From Net
 Investment
 Income                   (0.06)   (0.11)    (0.09)     (0.07)    (0.05)     (0.01)

 From Net
 Realized Gains           (0.77)   (0.42)    (0.34)     (0.15)        --         --
                         -------  -------   -------    -------   -------    -------
 Total
 Distributions            (0.83)   (0.53)    (0.43)     (0.22)    (0.05)     (0.01)
                         -------  -------   -------    -------   -------    -------
Net Asset Value,
End of Period              $6.68    $7.63     $7.35      $6.99     $6.72      $6.15
                         =======  =======   =======    =======   =======    =======

TOTAL RETURN(4)          (1.64)%   11.72%    11.95%      7.35%    10.05%      5.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              1.55%(5)    1.55%     1.55%   1.52%(6)     1.57%   1.60%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              1.54%(5)    1.50%     1.50%   1.12%(6)     0.81%   0.83%(5)

Portfolio
Turnover Rate                70%     147%      203%       206%      197%    174%(7)

Net Assets,
End of Period
(in thousands)            $9,236   $4,051      $837       $254      $266         $3

(1) Six months ended May 31, 2008 (unaudited).

(2) August 29, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been
1.56% and 1.08%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(1)       2007       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $9.47      $8.82      $8.19      $7.53      $6.78     $5.78
                       -------    -------    -------    -------    -------   -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.06       0.12       0.11       0.09       0.07      0.07

 Net Realized
 and Unrealized
 Gain (Loss)            (0.25)       1.21       0.99       0.64       0.74      1.00
                       -------    -------    -------    -------    -------   -------
 Total From
 Investment
 Operations             (0.19)       1.33       1.10       0.73       0.81      1.07
                       -------    -------    -------    -------    -------   -------
Distributions

 From Net
 Investment
 Income                 (0.13)     (0.13)     (0.09)     (0.07)     (0.06)    (0.07)

 From Net
 Realized Gains         (1.13)     (0.55)     (0.38)         --         --        --
                       -------    -------    -------    -------    -------   -------
 Total
 Distributions          (1.26)     (0.68)     (0.47)     (0.07)     (0.06)    (0.07)
                       -------    -------    -------    -------    -------   -------
Net Asset Value,
End of Period            $8.02      $9.47      $8.82      $8.19      $7.53     $6.78
                       =======    =======    =======    =======    =======   =======

TOTAL RETURN(3)        (2.02)%     16.17%     14.15%      9.74%     12.04%    18.82%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets            1.19%(4)      1.18%      1.18%      1.20%      1.20%     1.20%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            1.49%(4)      1.32%      1.34%      1.09%      0.98%     1.17%

Portfolio Turnover
Rate                       64%       136%       172%       171%       172%      169%

Net Assets,
End of Period (in
thousands)            $564,728   $659,190   $816,397   $675,611   $592,634  $397,881

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                         2008(1)       2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $9.49      $8.84     $8.21     $7.55    $6.79     $5.80
                         -------    -------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           0.07       0.14      0.13      0.10     0.08      0.08

 Net Realized
 and Unrealized
 Gain (Loss)              (0.25)       1.20      0.99      0.64     0.75      0.99
                         -------    -------   -------   -------  -------   -------
 Total From
 Investment
 Operations               (0.18)       1.34      1.12      0.74     0.83      1.07
                         -------    -------   -------   -------  -------   -------
Distributions

 From Net
 Investment
 Income                   (0.15)     (0.14)    (0.11)    (0.08)   (0.07)    (0.08)

 From Net
 Realized Gains           (1.13)     (0.55)    (0.38)        --       --        --
                         -------    -------   -------   -------  -------   -------
 Total
 Distributions            (1.28)     (0.69)    (0.49)    (0.08)   (0.07)    (0.08)
                         -------    -------   -------   -------  -------   -------
Net Asset Value, End
of Period                  $8.03      $9.49     $8.84     $8.21    $7.55     $6.79
                         =======    =======   =======   =======  =======   =======

TOTAL RETURN(3)          (1.91)%     16.39%    14.37%     9.93%   12.39%    18.82%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.99%(4)      0.98%     0.98%     1.00%    1.00%     1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              1.69%(4)      1.52%     1.54%     1.29%    1.18%     1.37%

Portfolio Turnover
Rate                         64%       136%      172%      171%     172%      169%

Net Assets,
End of Period
(in thousands)          $126,643   $134,722   $85,928   $76,192  $62,634   $36,408

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2008(2)       2007       2006       2005       2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $9.44      $8.79      $8.17      $7.51      $6.76     $5.77
                       -------    -------    -------    -------    -------   -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                0.05       0.10       0.09       0.07       0.05      0.05

 Net Realized
 and Unrealized
 Gain (Loss)            (0.25)       1.20       0.98       0.64       0.74      1.00
                       -------    -------    -------    -------    -------   -------
 Total From
 Investment
 Operations             (0.20)       1.30       1.07       0.71       0.79      1.05
                       -------    -------    -------    -------    -------   -------
Distributions

 From Net
 Investment
 Income                 (0.10)     (0.10)     (0.07)     (0.05)     (0.04)    (0.06)

 From Net
 Realized Gains         (1.13)     (0.55)     (0.38)         --         --        --
                       -------    -------    -------    -------    -------   -------
 Total
 Distributions          (1.23)     (0.65)     (0.45)     (0.05)     (0.04)    (0.06)
                       -------    -------    -------    -------    -------   -------
Net Asset Value,
End of Period            $8.01      $9.44      $8.79      $8.17      $7.51     $6.76
                       =======    =======    =======    =======    =======   =======

TOTAL RETURN(4)        (2.06)%     15.91%     13.77%      9.50%     11.79%    18.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average
Net Assets            1.44%(5)      1.43%      1.43%      1.45%      1.45%     1.45%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            1.24%(5)      1.07%      1.09%      0.84%      0.73%     0.92%

Portfolio Turnover
Rate                       64%       136%       172%       171%       172%      169%

Net Assets,
End of Period (in
thousands)            $408,894   $353,946   $319,769   $319,599   $283,502  $156,275

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended May 31, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                   2008(1)      2007     2006      2005    2004(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $9.38     $8.74    $8.12     $7.52      $7.13
                                   -------   -------  -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                     0.02      0.03     0.03      0.01       0.01

 Net Realized and
 Unrealized Gain (Loss)             (0.24)      1.20     0.98      0.64       0.38
                                   -------   -------  -------   -------    -------
 Total From
 Investment Operations              (0.22)      1.23     1.01      0.65       0.39
                                   -------   -------  -------   -------    -------
Distributions

 From Net Investment Income         (0.04)    (0.04)   (0.01)    (0.05)         --

 From Net Realized Gains            (1.13)    (0.55)   (0.38)        --         --
                                   -------   -------  -------   -------    -------
 Total Distributions                (1.17)    (0.59)   (0.39)    (0.05)         --
                                   -------   -------  -------   -------    -------
Net Asset Value,
End of Period                        $7.99     $9.38    $8.74     $8.12      $7.52
                                   =======   =======  =======   =======    =======

TOTAL RETURN(4)                    (2.43)%    14.94%   12.98%     8.72%      5.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                2.19%(5)     2.18%    2.18%     2.20%   2.20%(5)

Ratio of Net Investment Income
(Loss) to
Average Net Assets                0.49%(5)     0.32%    0.34%     0.09%   0.92%(5)

Portfolio Turnover Rate                64%      136%     172%      171%    172%(6)

Net Assets, End of Period (in
thousands)                         $14,688   $13,382   $9,808    $5,367       $250

(1) Six months ended May 31, 2008 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                          2008(1)      2007      2006      2005     2004      2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $9.36     $8.72     $8.10     $7.45    $6.72     $5.72
                          -------   -------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.02      0.03      0.03      0.01    --(3)      0.01

 Net Realized
 and Unrealized
 Gain (Loss)               (0.24)      1.20      0.98      0.64     0.73      1.01
                          -------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                (0.22)      1.23      1.01      0.65     0.73      1.02
                          -------   -------   -------   -------  -------   -------
Distributions

 From Net
 Investment Income         (0.04)    (0.04)    (0.01)        --       --    (0.02)

 From Net
 Realized Gains            (1.13)    (0.55)    (0.38)        --       --        --
                          -------   -------   -------   -------  -------   -------
 Total
 Distributions             (1.17)    (0.59)    (0.39)        --       --    (0.02)
                          -------   -------   -------   -------  -------   -------
Net Asset Value, End
of Period                   $7.97     $9.36     $8.72     $8.10    $7.45     $6.72
                          =======   =======   =======   =======  =======   =======

TOTAL RETURN(4)           (2.44)%    14.98%    13.01%     8.72%   10.86%    17.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               2.19%(5)     2.18%     2.18%     2.20%    2.20%     2.20%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets       0.49%(5)     0.32%     0.34%     0.09%  (0.02)%     0.17%

Portfolio
Turnover Rate                 64%      136%      172%      171%     172%      169%

Net Assets,
End of Period
(in thousands)            $38,088   $32,578   $24,446   $14,730   $6,984    $3,025

(1) Six months ended May 31, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.
(5) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                             2008(1)     2007      2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period           $9.40    $8.77     $8.17      $7.62
                                             -------  -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                0.05     0.08      0.07       0.03

 Net Realized and
 Unrealized Gain (Loss)                       (0.26)     1.18      0.97       0.52
                                             -------  -------   -------    -------
 Total From Investment Operations             (0.21)     1.26      1.04       0.55
                                             -------  -------   -------    -------
Distributions

 From Net Investment Income                   (0.08)   (0.08)    (0.06)         --

 From Net Realized Gains                      (1.13)   (0.55)    (0.38)         --
                                             -------  -------   -------    -------
 Total Distributions                          (1.21)   (0.63)    (0.44)         --
                                             -------  -------   -------    -------
Net Asset Value, End of Period                 $7.98    $9.40     $8.77      $8.17
                                             =======  =======   =======    =======

TOTAL RETURN(4)                              (2.24)%   15.38%    13.40%      7.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                  1.69%(5)    1.68%     1.68%   1.70%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                          0.99%(5)    0.82%     0.84%   0.55%(5)

Portfolio Turnover Rate                          64%     136%      172%    171%(6)

Net Assets, End of Period
(in thousands)                                $4,216   $1,905      $357       $119

(1) Six months ended May 31, 2008 (unaudited).

(2) March 31, 2005 (commencement of sale) through November 30, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE (Europe,
Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EM (Emerging Markets)
INDEX represents the performance of stocks in global emerging market countries.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM
                                                                1-800-345-8765
AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .        1-800-345-2021 or
                                                                816-531-5575
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INVESTORS USING ADVISORS . . . . . . . . . . . . . . . .

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0807
CL-SAN-60827S

[front cover]

SEMIANNUAL REPORT
MAY 31, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

NEWTON FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the semiannual report for the American Century®
Newton Fund for the six months ended May 31, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      Market Returns . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

NEWTON

FINANCIAL STATEMENTS

OTHER INFORMATION

     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     18
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     19

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

ECONOMIC AND SUBPRIME TURMOIL WEIGHED ON STOCKS

The broad U.S. equity indexes declined for the six months ended May 31, 2008, in an increasingly volatile market environment. Stocks began the period on a downward trajectory as continuing fallout from the subprime lending meltdown and a liquidity crunch in the credit markets threatened to tip the U.S.
economy into recession. These events triggered exceptionally high levels of financial market volatility, leading to the worst quarterly performance for the major stock indexes in nearly six years in the first quarter of 2008.

The Federal Reserve (the Fed) responded by cutting short-term interest rates aggressively, lowering its federal funds rate target from 4.5% to 2.0% during the six-month period. The Fed's efforts to inject liquidity into the financial system provided some relief to the credit markets, but the Fed's game plan was complicated by persistently high energy and food prices, which led to concerns about rising inflation.

The stock market hit its low point for the period in mid-March when Bear
Stearns, a major investment bank, narrowly averted bankruptcy when the Fed intervened to broker a buyout by JPMorgan Chase. The Bear Stearns rescue, as well as improving economic data and better-than-expected corporate earnings reports, helped restore a measure of investor confidence, easing credit and economic fears. Consequently, stocks staged an uneven but solid recovery during the last two months of the period.

INTERNATIONAL STOCKS RETREATED

Returns for both developed and emerging international markets were negative for the six months. Global credit market woes, rising inflation and slowing economic growth rates combined to drag stocks down. In spite of negative pressures, strong performance from Latin America helped emerging markets outperform developed foreign markets during the six months.

Market Returns
For the six months ended May 31, 2008*

U.S. STOCKS
Russell 1000 Index (Large-Cap)       -3.78%
Russell Midcap Index                  0.14%
Russell 2000 Index (Small-Cap)       -1.87%

FOREIGN STOCKS
MSCI EAFE Index                      -5.21%
MSCI EM Index                        -1.52%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Newton

Total Returns as of May 31, 2008
                                                     Average Annual
                                                         Returns
                                                                       Inception
                            6 months(1)    1 year    Since Inception      Date

INVESTOR CLASS                -9.01%       -7.56%         5.38%         8/29/03

RUSSELL 3000 INDEX(2)         -3.63%       -6.62%         9.79%            --

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made August 29, 2003

One-Year Returns Over Life of Class
Periods ended May 31
                            2004*       2005       2006       2007        2008

Investor Class              22.50%    -18.94%     25.28%     11.58%      -7.56%

Russell 3000 Index          12.96%     9.44%      10.13%     22.58%      -6.62%

*From 8/29/03, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
Newton

Portfolio Manager: John Small, Jr.

PERFORMANCE SUMMARY

Newton returned -9.01%* for the six months ended May 31, 2008. Its benchmark, the Russell 3000 Index, returned -3.63% for the period.

As discussed in the Market Perspective on page 2, equity markets generally produced negative returns for the reporting period, as tighter credit conditions, rising commodities and oil prices, and a slumping housing market dampened consumer spending. In this environment, small- and mid-cap stocks generally outpaced their large-cap counterparts.

Newton's substantial allocation to foreign stocks -- which boosted returns strongly in 2007 -- was responsible for the bulk of the portfolio's underperformance versus the benchmark during the six months. Other negative factors included poor stock selection in the industrials and information technology sectors, and a detrimental overweight allocation to the health care sector.

On the plus side, an overweight and effective stock selection in the energy sector, as well as stock selection and a significantly underweight position in the financials sector, contributed positively to Newton's performance.
Effective stock selection and an overweight position in materials also benefited returns.

INDUSTRIALS DECLINED

Within the industrials sector, we maintained an overweight stake in the marine industry. This group has been home to several strong performers in the past, but represented a source of some of the portfolio's absolute and relative underperformance during the reporting period. International shipping companies
TBS International and Excel Maritime Carriers, in particular, were the two largest detractors from Newton's returns.

Also within the industrials sector, a stake in machinery company Graham Corp.
hurt portfolio returns. The manufacturer of equipment for petroleum refining and petroleum industries benefited portfolio returns in the past, but weighed significantly on performance during the reporting period.

TECHNOLOGY HINDERED

The technology sector was another source of relative weakness for the portfolio. China Finance Online, which operates online, subscription-based information services on Chinese investment markets, was a victim of profit-taking and investor nervousness in the volatile reporting period.
Elsewhere in the sector, Newton suffered absolute and relative losses on holdings found in the semiconductor and software groups.

Top Ten Holdings as of May 31, 2008
                                       % of net        % of net
                                     assets as of    assets as of
                                       5/31/08         11/30/07

priceline.com Inc.                       5.3%            3.5%
AK Steel Holding Corp.                   3.9%            1.9%
CF Industries Holdings, Inc.             3.9%            2.0%
Credicorp Ltd.                           3.6%            2.4%
GeoResources, Inc.                       3.1%            0.8%
Energen Corp.                            2.4%            1.6%
China Natural Resources Inc.             2.1%            1.4%
James River Coal Co.                     2.0%             --
Massey Energy Co.                        2.0%            0.8%
Capstone Turbine Corp.                   1.9%             --

*Total returns for periods less than one year are not annualized.

------
4

Newton

HEALTH CARE HURT

A detrimental overweight and poor stock selection in the health care sector also dragged down absolute and relative returns. The health care equipment and biotechnology groups, in particular, were sources of weakness in the sector, where the portfolio held overweight stakes in a number of laggards. An overweight stake and poor stock selection in pharmaceuticals also shaved returns.

ENERGY GAINED

Effective stock selection in the energy sector resulted in absolute and relative gains for Newton. A stake in GeoResources -- not a benchmark constituent -- yielded substantial returns as the company announced significant increases in production and revenues during the reporting period, helping its share price to climb 215%.

A position in James River Coal, also not represented in the benchmark, helped portfolio gains. The company's share price soared 415% for the six-month period amid growing global demand for coal.

UNDERWEIGHT IN FINANCIALS HELPED

Newton benefited from a significant underweight position in the financials sector, the weakest-performing sector in the benchmark for the period. Stock selection in the group, though, accounted for the bulk of the fund's relative returns in the sector as our process identified some strong performers while helping us to sidestep laggards. The portfolio held Credicorp Ltd., a commercial bank based in Peru that is not represented in the benchmark, which saw its share price gain 20% for the period. Meanwhile, we avoided Wachovia
Corp, a benchmark constituent whose share price slid 43%.

OUTLOOK

We manage Newton using a highly automated investment process to target companies whose historical stock market performance suggests impending share price appreciation. This technically driven process reflects no consideration of external benchmark, sector, industry, country, or individual stock weights.

Our process successfully guided us to an overweight allocation in the materials sector and a substantial underweight allocation to the financials sector, as well as reduced exposure to foreign holdings during the reporting period. While we anticipate ongoing market volatility moving forward, we expect our technical process to continue to flag similar opportunities regardless of market environment.

Top Five Industries as of May 31, 2008
                                       % of net        % of net
                                     assets as of    assets as of
                                       5/31/08         11/30/07

Oil, Gas & Consumable Fuel              17.5%            4.8%
Metals & Mining                          7.9%            5.5%
Energy Equipment & Services              5.8%            0.8%
Internet & Catalog Retail                5.3%            3.5%
Chemicals                                4.6%            2.9%

Types of Investments in Portfolio
                                       % of net        % of net
                                     assets as of    assets as of
                                       5/31/08         11/30/07

Domestic Common Stocks                  83.4%           55.8%
Foreign Common Stocks(1)                15.6%           43.5%
TOTAL COMMON STOCKS                     99.0%           99.3%
Other Assets and Liabilities             1.0%            0.7%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning         Ending        Expenses Paid     Annualized
                   Account Value   Account Value     During Period*      Expense
                      12/1/07         5/31/08      12/1/07 - 5/31/08     Ratio*

Actual                $1,000          $909.90            $7.21            1.51%

Hypothetical          $1,000         $1,017.45           $7.62            1.51%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
Newton

MAY 31, 2008 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.0%

AIR FREIGHT & LOGISTICS -- 1.0%
      1,830  Pacer International Inc.                                     $ 41,102
                                                                      ------------
AUTO COMPONENTS -- 3.9%
      2,133  ArvinMeritor, Inc.                                             31,931
      3,939  Exide Technologies(1)                                          64,954
     26,369  Quantum Fuel Systems Technologies Worldwide Inc.(1)            64,077
                                                                      ------------
                                                                           160,962
                                                                      ------------
BIOTECHNOLOGY -- 1.0%
     13,586  XTL Biopharmaceuticals Ltd. ADR(1)                             40,894
                                                                      ------------
BUILDING PRODUCTS -- 1.4%
      1,234  Owens Corning Inc.(1)                                          31,874
      2,393  Trex Co. Inc.(1)                                               26,802
                                                                      ------------
                                                                            58,676
                                                                      ------------
CAPITAL MARKETS -- 1.9%
      2,115  Knight Capital Group, Inc. Cl A(1)                             37,669
      5,242  LaBranche & Co. Inc.(1)                                        35,121
                                                                      ------------
                                                                            72,790
                                                                      ------------
CHEMICALS -- 4.6%
      1,170  CF Industries Holdings, Inc.                                  160,173
      1,303  Kronos Worldwide, Inc.                                         28,914
                                                                      ------------
                                                                           189,087
                                                                      ------------
COMMERCIAL BANKS -- 4.5%
      1,772  Credicorp Ltd.                                                147,892
      3,574  First BanCorp.                                                 35,954
                                                                      ------------
                                                                           183,846
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.6%
        577  AMREP Corp.                                                    28,856
      3,054  Hudson Highland Group Inc.(1)                                  38,266
                                                                      ------------
                                                                            67,122
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.8%
      2,924  Optium Corp.(1)                                                32,164
                                                                      ------------
CONSUMER FINANCE -- 0.8%
        350  ORIX Corp. ADR                                                 33,135
                                                                      ------------
CONTAINERS & PACKAGING -- 0.9%
      1,073  Rock-Tenn Co. Cl A                                             38,295
                                                                      ------------
ELECTRICAL EQUIPMENT -- 3.4%
     20,629  Capstone Turbine Corp.(1)                                      77,565
        238  First Solar Inc.(1)                                            63,675
                                                                      ------------
                                                                           141,240
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.1%
      4,924  Celestica Inc.(1)                                              43,725
                                                                      ------------

Shares                                                                       Value

ENERGY EQUIPMENT & SERVICES -- 5.8%
      1,347  Basic Energy Services Inc.(1)                                $ 38,753
      1,416  Complete Production Services Inc.(1)                           40,583
        606  Gulfmark Offshore Inc.(1)                                      40,681
      1,061  Nabors Industries Ltd.(1)                                      44,604
      5,509  Omni Energy Services Corp.(1)                                  31,181
      1,440  Patterson-UTI Energy Inc.                                      45,330
                                                                      ------------
                                                                           241,132
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.0%
      1,181  Ruddick Corp.                                                  41,961
                                                                      ------------
FOOD PRODUCTS -- 1.7%
      2,625  Omega Protein Corp.(1)                                         36,566
      1,786  Tyson Foods, Inc. Cl A                                         33,648
                                                                      ------------
                                                                            70,214
                                                                      ------------
GAS UTILITIES -- 2.4%
      1,335  Energen Corp.                                                 100,058
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
        586  Baxter International Inc.                                      35,805
      4,462  Bovie Medical Corp.(1)                                         34,714
      2,210  Merit Medical Systems Inc.(1)                                  35,183
                                                                      ------------
                                                                           105,702
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.9%
      1,063  CorVel Corp.(1)                                                38,279
                                                                      ------------
HEALTH CARE TECHNOLOGY -- 1.0%
     11,154  iCAD, Inc.(1)                                                  41,047
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
        879  CEC Entertainment Inc.(1)                                      31,767
      9,212  Empire Resorts Inc.(1)                                         34,913
        654  Panera Bread Co. Cl A(1)                                       33,969
                                                                      ------------
                                                                           100,649
                                                                      ------------
INTERNET & CATALOG RETAIL -- 5.3%
      1,629  priceline.com Inc.(1)                                         219,149
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 1.6%
     13,182  Entrust Inc.(1)                                                36,910
     10,017  Move, Inc.(1)                                                  30,151
                                                                      ------------
                                                                            67,061
                                                                      ------------
IT SERVICES -- 2.4%
      1,337  Integral Systems, Inc.                                         52,932
     35,605  WidePoint Corp.(1)                                             45,218
                                                                      ------------
                                                                            98,150
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
      4,232  CombiMatrix Corp.(1)                                           40,373
                                                                      ------------

------
8

Newton

Shares                                                                       Value

MACHINERY -- 0.9%
        953  Titan International Inc.                                     $ 37,672
                                                                      ------------
METALS & MINING -- 7.9%
      2,272  AK Steel Holding Corp.                                        161,312
      3,893  China Natural Resources Inc.(1)                                87,904
     11,726  Great Basin Gold Ltd.(1)                                       40,689
      4,317  New Gold Inc.(1)                                               36,910
                                                                      ------------
                                                                           326,815
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 17.5%
        818  Arena Resources Inc.(1)                                        40,957
      1,878  Delta Petroleum Corp.(1)                                       41,504
      7,633  Enterra Energy Trust                                           32,211
      4,856  GeoMet, Inc.(1)                                                40,013
      5,098  GeoResources, Inc.(1)                                         129,438
      7,121  International Coal Group Inc.(1)                               71,708
      2,199  James River Coal Co.(1)                                        83,760
      1,254  Massey Energy Co.                                              81,033
        810  Petroleo Brasileiro SA ADR                                     57,105
        778  Petroleum Development Corp.(1)                                 53,760
      1,051  San Juan Basin Royalty Trust                                   43,764
     19,929  Syntroleum Corp.(1)                                            45,438
                                                                      ------------
                                                                           720,691
                                                                      ------------
PHARMACEUTICALS -- 0.8%
      1,722  Medicines Co.(1)                                               31,513
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.3%
        712  Equity Residential                                             30,110
        373  Public Storage Inc.                                            32,873
      1,307  UDR, Inc.                                                      32,335
                                                                      ------------
                                                                            95,318
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
        862  St. Joe Co. (The)                                              33,084
                                                                      ------------
ROAD & RAIL -- 3.9%
        875  Arkansas Best Corp.                                            32,515
        761  CSX Corp.                                                      52,555
        616  Norfolk Southern Corp.                                         41,506
      1,145  Old Dominion Freight Line, Inc.(1)                             34,556
                                                                      ------------
                                                                           161,132
                                                                      ------------

Shares                                                                       Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.6%
      6,026  Axcelis Technologies Inc.(1)                                 $ 34,408
      7,247  Himax Technologies Inc. ADR                                    39,859
      2,144  Volterra Semiconductor Corp.(1)                                34,090
                                                                      ------------
                                                                           108,357
                                                                      ------------
SOFTWARE -- 0.8%
      3,699  Adept Technology, Inc.(1)                                      31,035
                                                                      ------------
SPECIALTY RETAIL -- 2.6%
        704  Buckle Inc. (The)                                              32,264
      4,473  New York & Co. Inc.(1)                                         37,394
      5,293  Pier 1 Imports, Inc.(1)                                        38,163
                                                                      ------------
                                                                           107,821
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 1.6%
      3,331  Abington Bancorp, Inc.                                         33,410
      2,090  Oritani Financial Corp.(1)                                     32,604
                                                                      ------------
                                                                            66,014
                                                                      ------------
TOBACCO -- 0.8%
      5,173  Alliance One International, Inc.(1)                            31,090
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
      2,910  Syniverse Holdings, Inc.(1)                                    62,740
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $2,918,981)                                                        4,080,095
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.0%                                        42,259
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                              $4,122,354
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
9

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $2,918,981)                    $4,080,095

Cash                                                                        39,044

Foreign currency holdings, at value (cost of $3,685)                         3,975

Dividends and interest receivable                                            4,556
                                                                      ------------
                                                                         4,127,670
                                                                      ------------
LIABILITIES

Accrued management fees                                                      5,316
                                                                      ------------

NET ASSETS                                                              $4,122,354
                                                                      ============

INVESTOR CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                              50,000,000
                                                                      ============
Outstanding                                                                321,316
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $12.83
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                 $3,686,800

Accumulated net investment loss                                           (21,870)

Accumulated net realized loss on investment
and foreign currency transactions                                        (704,083)

Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                          1,161,507
                                                                      ------------
                                                                        $4,122,354
                                                                      ============

See Notes to Financial Statements.

------
10

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $121)                         $ 10,728

Interest                                                                       879
                                                                      ------------
                                                                            11,607
                                                                      ------------

EXPENSES:

Management fees                                                             33,262

Directors' fees and expenses                                                    49

Other expenses                                                                 166
                                                                      ------------
                                                                            33,477
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                              (21,870)
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
and foreign currency transactions                                           30,200

Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                                        (533,629)
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  (503,429)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               $(525,299)
                                                                      ============

See Notes to Financial Statements.

------
11

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2007

Increase (Decrease) in Net Assets                             2008            2007

OPERATIONS

Net investment income (loss)                            $ (21,870)      $ (35,161)

Net realized gain (loss)                                    30,200         212,924

Change in net unrealized
appreciation (depreciation)                              (533,629)         600,949
                                                      ------------    ------------
Net increase (decrease) in net assets
resulting from operations                                (525,299)         778,712
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                  348,901         697,805

Payments for shares redeemed(1)                          (996,482)     (3,603,460)
                                                      ------------    ------------
Net increase (decrease) in net assets
from capital share transactions                          (647,581)     (2,905,655)
                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                  (1,172,880)     (2,126,943)

NET ASSETS

Beginning of period                                      5,295,234       7,422,177
                                                      ------------    ------------
End of period                                          $ 4,122,354     $ 5,295,234
                                                      ============    ============

Accumulated net investment loss                          $(21,870)              --
                                                      ============    ============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                        26,533          48,588

Redeemed                                                  (80,652)       (266,433)
                                                      ------------    ------------

Net increase (decrease) in shares of the fund             (54,119)       (217,845)
                                                      ============    ============

(1) Net of redemption fees of $2,974 and $19,219, respectively.

See Notes to Financial Statements.

------
12

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Newton Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks whose share price patterns suggest that their shares are likely to increase in value. The fund uses an investment approach that relies on a proprietary screening process that is designed to identify attractive investment opportunities on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a

------
13

daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirement of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions. Prior to March 1, 2007, the fund imposed a 2.00% redemption fee on shares held less than 5 years.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century
Investments family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.10% to 1.50%. The effective annual management fee for the fund for the six months ended May 31, 2008 was 1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. An independent director and other related persons own
9% of the shares of the fund.

------
14

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 31, 2008, were $3,912,443 and
$4,588,145, respectively.

4. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•Level 1 valuation inputs consist of actual quoted prices based on an active market;

•Level 2 valuation inputs consist of significant direct or indirect observable market data; or

•Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities as of May 31, 2008:

                                                         Value of Investment
Valuation Inputs                                             Securities

Level 1 -- Quoted Prices                                     $4,080,095

Level 2 -- Other Significant Observable Inputs                   --

Level 3 -- Significant Unobservable Inputs                       --
                                                            ------------
                                                             $4,080,095
                                                            ============

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended May 31, 2008.

6. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

------
15

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                        $2,918,981
                                                                     ============

Gross tax appreciation of investments                                  $1,196,620

Gross tax depreciation of investments                                    (35,506)
                                                                     ------------

Net tax appreciation (depreciation) of investments                     $1,161,114
                                                                     ============

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of November 30, 2007, the fund had accumulated capital losses of $(665,935)
which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(380,509) and $(285,426) expire in 2012 and 2013, respectively.

The fund incurred $(68,348) of capital loss deferrals, which represent net capital losses incurred in the one-month period ended November 30, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
16

FINANCIAL HIGHLIGHTS
Newton

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                        2008(1)        2007      2006       2005       2004      2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning
of Period                $14.10      $12.51    $11.13     $11.76     $11.71       $10.00
                       --------    --------  --------   --------   --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)        (0.06)(3)   (0.07)(3)    (0.06)     (0.08)     (0.08)       (0.02)

 Net Realized
 and
 Unrealized
 Gain (Loss)             (1.22)        1.62      1.41     (0.60)       0.10         1.73
                       --------    --------  --------   --------   --------     --------

 Total From
 Investment
 Operations              (1.28)        1.55      1.35     (0.68)       0.02         1.71
                       --------    --------  --------   --------   --------     --------
Redemption Fees(3)         0.01        0.04      0.03       0.05       0.03           --
                       --------    --------  --------   --------   --------     --------
Net Asset Value,
End of Period            $12.83      $14.10    $12.51     $11.13     $11.76       $11.71
                       ========    ========  ========   ========   ========     ========
TOTAL RETURN(4)         (9.01)%      12.71%    12.40%    (5.36)%      0.43%       17.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average
Net Assets             1.51%(5)       1.51%     1.50%      1.51%      1.51%     1.50%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           (0.99)%(5)     (0.54)%   (0.49)%    (0.73)%    (0.79)%   (1.05)%(5)

Portfolio
Turnover Rate               90%        140%      186%       372%       313%          16%

Net Assets, End
of Period (in
thousands)               $4,122      $5,295    $7,422     $5,047     $6,031       $2,265

(1) Six months ended May 31, 2008 (unaudited).

(2) August 29, 2003 (fund inception) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.

------
17

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
18

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The MSCI EAFE (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (Emerging Markets) INDEX represents the performance of stocks in global emerging market countries.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

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19

NOTES

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20

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .        1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .        1-800-345-2021 or
                                                                816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0807
CL-SAN-60823N

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)  The  schedule  of  investments  is  included  as  part  of  the  report  to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    July 30, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    July 30, 2008

By:      /s/  Robert J. Leach
         ---------------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    July 30, 2008